DLB










THE DLB FIXED INCOME FUND










                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2000











                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                           DLB FIXED INCOME FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB FIXED INCOME FUND seeks to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities.

MARKET OVERVIEW

THE COMBINED EFFECTS OF A SLOWER U.S. ECONOMY, LOWER STOCK MARKETS, AND HIGHER OIL PRICES HAVE BUFFETED DOMESTIC CREDIT MARKETS IN 2000. Overall returns for most sectors look good, but a peek below the surface at sub-sector returns reveals a very different picture. The Lehman Aggregate Index, a broad market proxy, returned +7.83% through October 31, 2000 while the Lehman Intermediate Aggregate Index returned +7.18%. Year-to-date returns for the Lehman U.S. Treasury, High Grade Corporate and U.S. High Yield Corporate indices were +9.15%, +5.93% and -3.83%, respectively.

WHILE SHORT-TERM INTEREST RATES HAVE INCREASED STEADILY THROUGHOUT THE YEAR (3 MONTH U.S. T-BILL YIELDS UP 106 BASIS POINTS), YIELDS ON THE LONG END OF THE TREASURY YIELD CURVE HAVE DECLINED SUBSTANTIALLY. At the end of October, one-year Treasury Bills yielded 6.16% and thirty-year bonds yielded 5.79%. Clearly, the U.S. Federal Reserve's tightening cycle, which drove short rates higher, ended mid-year as slower economic activity became apparent. Longer term rates have since rallied on the perception that the Fed is done tightening and the prospects for improving business conditions.

HOWEVER, THE CURRENT ENVIRONMENT OF SLOWING GROWTH (DOMESTICALLY AND ABROAD), HIGHER ENERGY COSTS, REPORTED WEAKNESS IN BANK LOAN QUALITY AND A SUBSTANTIAL UNWINDING OF THE TECHNOLOGY STOCK BUBBLE HAVE LEAD TO A DRAMATIC WIDENING OF CREDIT SPREADS THIS YEAR. This repricing of credit risk in the bond market has resulted in varied returns among sectors, primarily based on quality.

                                                           DLB FIXED INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY REVIEW

YIELD SPREADS, OR THE ADVANTAGE OVER SIMILAR MATURITY TREASURIES FOR CORPORATE SECURITIES ARE CURRENTLY AT LEVELS NOT SEEN SINCE THE LAST U.S. RECESSION IN THE EARLY 1990'S. Thus, spread sectors appear historically cheap. As we have seen over the last couple of months, it is possible that spreads could widen further from these levels, causing additional corporate underperformance. However, we feel that investors with a longer-term horizon who focus on careful security selection will be well rewarded over time by adding to spread sector exposure at these levels. In light of this, we have continued to add opportunistically to corporate bonds in the portfolio. At the same time, we have been actively seeking to reduce individual position sizes in order to minimize exposure to any one credit.

WE HAVE A CONSISTENTLY APPLIED, VALUE ORIENTED INVESTMENT DISCIPLINE WHICH DOES NOT CHANGE WITH VARYING BUSINESS CONDITIONS. Our bottom up fundamental work, at this time, is leading us to the healthcare, defense and aerospace industries. Moreover, we are examining companies that typically do well in the early stages of an economic upturn.

The Fund's top ten holdings, sector breakdown and quality weightings can be found on the following page.

                                                           DLB FIXED INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY REVIEW
(CONT.)

--------------------------------------------------------------------------------
Top 10 Holdings                                           % of Fund Assets
--------------------------------------------------------------------------------
FHLMC Gold  6.00%  2028                                        5.33
US Treasury Note  7.25%  2004                                  3.65
US Treasury Note  6.125%  2001                                 3.49
US Treasury Bond  6.125%  2029                                 3.29
US Treasury Note  6.50%  2006                                  3.19
US Treasury Note  6.00%  2004                                  3.19
US Treasury Note  5.625%  2002                                 3.15
US Treasury Note  5.625%  2006                                 3.15
US Treasury Note  5.50%  2003                                  3.15
US Treasury Bond  8.125%  2021                                 3.01
Total                                                         34.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector                                              Lehman
Breakdowns (%)                     Portfolio       Aggregate      Difference
--------------------------------------------------------------------------------
Corporate                           35.5             20.8           +14.7
Mortgage Backed                     19.6             34.5           -14.9
Treasury                            29.3             28.7            +0.6
Asset Backed                         6.5              1.6            +4.9
Agency                               0               10.0           -10.0
Yankee                               5.3              2.9            +2.4
Commercial Mortgage Backed           3.3              1.5            +1.8
Cash                                 0.5              0              +0.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Quality                                             Lehman
Breakdowns (%)                     Portfolio       Aggregate      Difference
--------------------------------------------------------------------------------
Treasury                            29.3             28.7            +0.6
Agency                              19.6             44.6           -25.0
AAA                                 10.3              4.3            +6.0
AA                                   3.4              4.4            -1.0
A                                   17.4             10.9            +6.5
Baa                                 20.0              7.1           +12.9
Below Baa                            0                0               0
--------------------------------------------------------------------------------

                                                           DLB FIXED INCOME FUND
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

FOR THE ONE-YEAR PERIOD ENDED OCTOBER 31, 2000, THE FUND RETURN OF 6.14% LAGGED ITS BENCHMARK, THE LEHMAN BROTHERS AGGREGATE BOND INDEX WHICH RETURNED 7.30%.

THE FUND CONTINUES TO BE OVERWEIGHT IN CORPORATE BONDS DUE IN PART TO OUR LONG TERM STRATEGY BUT ALSO REFLECTIVE OF THE RELATIVE ATTRACTIVENESS OF THE SECTOR. Corporate, Mortgage and Agency bonds have all underperformed Treasuries during the year 2000. In general, higher quality bonds have outperformed lower quality bonds.

OUTLOOK

ALREADY TRADING NEAR RECESSIONARY LEVELS, WE THINK CORPORATE BONDS OFFER EXCEPTIONAL VALUE RELATIVE TO OTHER SECTORS. Precious metal prices, the best inflation barometer we know, predict a benign inflationary environment in 2001. Moreover, business conditions are deteriorating as a result of higher interest rates, rising energy prices and over capacity in the technology sector. Low inflation, coupled with a slowing economy should mean the Federal Reserve will stop raising the cost of capital and may even start lowering it in the months ahead. A stable to easier monetary policy should translate into a better business climate and improving credit fundamentals for many companies next year. Based on these expectations, we are using this opportunity to very selectively increase our corporate exposure by ten to fifteen percent, focusing on companies that typically do well in the early stages of an economic upturn.

                                                           DLB FIXED INCOME FUND
--------------------------------------------------------------------------------

GROWTH OF A
$100,000 INVESTMENT

                              [CHART APPEARS HERE]

                                                   LEHMAN
                                                   BROTHERS
                                DLB               AGGREGATE
                              INCOME              BOND INDEX
                            $100,000.00          $100,000.00
          31-Jul-95         $100,100.00          $100,150.00
          31-Aug-95         $101,501.40          $101,361.82
          30-Sep-95         $102,404.76          $102,345.02
          31-Oct-95         $103,602.90          $103,675.51
          30-Nov-95         $105,105.14          $105,230.64
          31-Dec-95         $106,461.00          $106,703.87
          31-Jan-96         $107,397.85          $107,408.12
          28-Feb-96         $106,356.09          $105,539.22
          31-Mar-96         $105,526.52          $104,800.44
          30-Apr-96         $105,009.44          $104,213.56
          30-May-96         $104,799.42          $104,005.13
          30-Jun-96         $105,836.93          $105,398.80
          31-Jul-96         $106,048.61          $105,683.38
          31-Aug-96         $105,942.56          $105,503.72
          30-Sep-96         $107,605.86          $107,339.48
          31-Oct-96         $109,790.25          $109,722.42
          30-Nov-96         $111,557.88          $111,598.67
          31-Dec-96         $110,408.83          $110,560.80
          31-Jan-97         $110,850.47          $110,903.54
          28-Feb-97         $111,072.17          $111,180.80
          31-Mar-97         $109,872.59          $109,946.69
          30-Apr-97         $111,399.82          $111,595.89
          31-May-97         $112,380.14          $112,656.05
          30-Jun-97         $113,796.13          $113,996.66
          31-Jul-97         $116,527.23          $117,074.57
          31-Aug-97         $115,653.28          $116,079.44
          30-Sep-96         $117,295.55          $117,797.41
          31-Oct-97         $118,937.69          $119,505.48
          30-Nov-97         $119,151.78          $120,055.20
          31-Dec-97         $120,379.04          $121,267.76
          31-Jan-98         $121,968.05          $122,819.99
          28-Feb-98         $121,858.28          $122,721.73
          31-Mar-98         $122,309.15          $123,138.98
          30-Apr-98         $122,871.77          $123,779.31
          31-May-98         $123,891.61          $124,955.21
          30-Jun-98         $124,907.52          $126,017.33
          31-Jul-98         $125,107.37          $126,281.97
          31-Aug-98         $126,521.09          $128,340.36
          30-Sep-98         $129,949.81          $131,343.53
          31-Oct-98         $129,001.17          $130,647.40
          30-Nov-98         $129,594.58          $131,392.10
          31-Dec-98         $130,061.12          $131,786.27
          31-Jan-99         $131,036.58          $132,721.95
          28-Feb-99         $128,599.30          $130,399.32
          31-Mar-99         $129,576.65          $131,116.52
          30-Apr-99         $129,822.85          $131,536.09
          31-May-99         $128,342.87          $130,378.57
          30-Jun-99         $127,855.16          $129,961.36
          31-Jul-99         $127,267.03          $129,402.53
          31-Aug-99         $127,139.76          $129,337.82
          30-Sep-99         $128,525.59          $130,838.14
          31-Oct-99         $128,654.11          $131,322.24
          30-Nov-99         $128,654.11          $131,309.11
           Dec 1999         $127,972.25          $130,678.83
           Jan 2000         $127,716.30          $130,247.59
           Feb 2000         $128,878.52          $131,823.58
           Mar 2000         $130,824.59          $133,563.66
           Apr 2000         $130,039.64          $133,176.32
           May 2000         $129,259.40          $133,109.73
           Jun 2000         $132,297.00          $135,878.42
           Jul 2000         $133,355.37          $137,114.91
           Aug 2000         $135,222.35          $139,103.08
           Sep 2000         $136,155.38          $139,979.42
           Oct 2000         $136,563.85          $140,903.29

--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/00
--------------------------------------------------------------------------------
                                6 Months    1 Year     5 Years    Annualized
                                 5/1/00-   11/1/99-   11/1/95-  Since Inception
                                10/31/00   10/31/00   10/31/00     7/25/95-
                                                                   10/31/00

   DLB Fixed Income Fund          5.01       6.14       5.67         6.01
   Lehman Brothers Aggregate      5.80       7.30       6.33         6.65
   Bond Index
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Securities in the Fund do not match those in the Index, and the performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                           DLB FIXED INCOME FUND
--------------------------------------------------------------------------------












This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Fixed Income Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.
















                          Babson Securities Corporation
                     One Memorial Drive, Cambridge, MA 02142
                                 December 2000

                                         DLB FIXED INCOME FUND

                                         FINANCIAL STATEMENTS FOR THE YEAR ENDED
                                         OCTOBER 31, 2000 AND THE TEN MONTHS
                                         ENDED OCTOBER 31,1999

DLB FIXED INCOME FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                               1

FINANCIAL STATEMENTS:

    Portfolio of Investments as of October 31, 2000                      2 - 4

    Statement of Assets and Liabilities as of October 31, 2000             5

    Statement of Operations for the Year Ended October 31, 2000            6

    Statements of Changes in Net Assets for the Year Ended
        October 31, 2000, the Ten Months Ended October 31, 1999,
        and the Year Ended December 31, 1998                               7

    Financial Highlights for the Year Ended October 31, 2000,
        the Ten Months Ended October 31, 1999, and for each of the
        years in the Four-Year Period Ended December 31, 1998              8

    Notes to Financial Statements                                        9 - 11

                                                                        DELOITTE
                                                                        & TOUCHE

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Tel:(617) 437 2000
Fax:(617) 437 2111
www.us.deloitte.com


INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and
   Shareholders of DLB Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Fixed Income Fund (the "Fund") (a series of The DLB Fund Group) as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2000, the ten months ended October 31, 1999 and the year ended December 31, 1998, and the financial highlights for the year ended October 31, 2000, the ten months ended October 31, 1999 and each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DLB Fixed Income Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the year ended October 31, 2000, the ten months ended October 31, 1999 and the year ended December 31, 1998, and the financial highlights for the year ended October 31, 2000, the ten months ended October 31, 1999 and each of the years in the four-year period ended December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

December 8, 2000

--------
Deloitte
Touche
Tohmatsu
--------

DLB FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
---------------------------------------------------------------------------------------------------------------------
                    BONDS - 98.4%

    S&P/MOODY'S                             ISSUER                                 PRINCIPAL                VALUE
    BOND RATING                                                                      AMOUNT
    (UNAUDITED)

                    US GOVERNMENT - 28.9%
        AAA         US Treasury Note, 6.125%, 2001                                $ 1,100,000            $ 1,098,284
        AAA         US Treasury Note, 5.625%, 2002                                  1,000,000                993,590
        AAA         US Treasury Note, 5.5%, 2003                                    1,000,000                990,780
        AAA         US Treasury Note, 6.0%, 2004                                    1,000,000              1,004,690
        AAA         US Treasury Note, 7.25%, 2004                                   1,100,000              1,151,051
        AAA         US Treasury Note, 5.625%, 2006                                  1,000,000                991,090
        AAA         US Treasury Note, 6.50%, 2006                                     975,000              1,005,313
        AAA         US Treasury Note, 8.125%, 2021                                    760,000                947,978
        AAA         US Treasury Note, 6.125%, 2029                                  1,000,000              1,035,620
                                                                                                         -----------
                                                                                                           9,218,396
                                                                                                         -----------
                    MORTGAGES - 20.3%
        AAA         FHLMC Gold Pool #G00143, 7.50%, 2023                              147,744                147,652
        AAA         FHLMC Gold Pool #C00680, 6.00%, 2028                            1,787,869              1,677,808
        AAA         FNCL Pool #323380, 6.50%, 2028                                    848,805                815,914
        AAA         FNCL Pool #490107, 6.50%, 2029                                    687,556                660,913
        AAA         FNCL Pool #252717, 7.50%, 2029                                    691,456                690,377
        AAA         FNMA Pool #524355, 7.00%, 2029                                     28,607                 28,044
        AAA         FNMA Pool #527416, 7.00%, 2030                                    619,735                607,532
        AAA         FNMA Pool #346537, 6.00%, 2011                                    324,549                312,479
        AAA         GNMA Pool #780332, 8.00%, 2009                                    157,878                161,528
        AAA         GNMA Pool #410343, 7.50%, 2011                                    281,968                285,405
        AAA         GNMA Pool #423828, 6.00%, 2011                                    263,863                254,876
        AAA         GNMA Pool #398964, 7.50%, 2011                                    168,058                170,107
        AAA         GNMA Pool #357262, 7.50%, 2023                                    211,314                212,106
        AAA         GNMA Pool #380866, 7.00%, 2024                                     53,774                 53,035
        AAA         GNMA Pool #432175, 8.00%, 2026                                     20,554                 20,888
        AAA         GNMA Pool #441009, 8.00%, 2026                                    129,166                131,265
        AAA         Green Tree Financial 1995-1 A-5, 8.40%, 2025                       48,707                 48,880
        AAA         Green Tree Financial 1996-2 A-3, 6.90%, 2027                      200,000                199,628
                                                                                                         -----------
                                                                                                           6,478,437
                                                                                                         -----------
                    INTERNATIONAL - 7.7%
        BAA         Canadian National Railroad, 7.00%, 2004                           350,000                345,860
        BAA         Hellenic Republic, 6.95%, 2008                                    300,000                298,149
         A          Quebec Province, 7.5%, 2029                                       400,000                405,504
        AA          Ontario Province, 5.5%, 2008                                      325,000                298,604
        BAA         Petro Geo-Services, 7.50%, 2007                                   400,000                392,796
        BAA         Province of Newfoundland, 7.32%, 2023                             350,000                335,720
        BAA         Southern Investments UK, 6.375%, 2001                             400,000                392,528
                                                                                                         -----------
                                                                                                           2,469,161
                                                                                                         -----------
                                       2

    S&P/MOODY'S                             ISSUER                                 PRINCIPAL                VALUE
    BOND RATING                                                                      AMOUNT
    (UNAUDITED)

                    ASSET BACKED - 9.1%
        AAA         California Infrastructure PG&E-1, 6.42%, 2008                   $ 350,000              $ 342,972
        AAA         California Infrastructure SCE-1, 6.22%, 2004                      300,000                297,843
        AAA         Comed Transitional Funding Trust, 5.63%, 2009                     450,000                421,592
        AAA         DLJ Commercial Mortgage Corp., 6.11%, 2007                        298,168                289,456
        AAA         JP Morgan Commercial Mortgage Finance Corp.,
                      6.507%, 2035                                                    400,000                385,232
        AAA         MBNA Master Cr. Card Trust, 5.9%, 2011                            815,000                763,174
        AAA         Nomura Asset Securities Corporation, 6.59%, 2028                  400,000                388,875
                                                                                                         -----------
                                                                                                           2,889,144
                                                                                                         -----------
                    BANKS - 1.2%
         A          Suntrust Banks, 6.00%, 2026                                       400,000                373,768
                                                                                                         -----------
                    FINANCIAL - 4.8%
        AA          Associates Corp. N.A., 5.8%, 2004                                 100,000                 96,060
        AA          Boeing Capital Corp., 7.1%, 2005                                  170,000                171,258
         A          Ford Capital BV, 10.125%, 2000                                    100,000                100,074
         A          Ford Motor Credit, 7.6%, 2005                                     250,000                251,325
         A          Ford Motor Credit, 7.375%, 2009                                   350,000                339,833
         A          General Motors Accept Corp., 7.75%, 2010                          575,000                577,116
                                                                                                         -----------
                                                                                                           1,535,666
                                                                                                         -----------
                    INDUSTRIAL - 18.3%
        BAA         Airgas Inc., 7.14%, 2004                                          415,000                413,527
        BAA         American Stores, 8.00%, 2026                                      450,000                428,153
        AAA         Avnet Inc., 8.2%, 2003                                            175,000                174,790
        BAA         Burlington North Santa Fe                                         525,000                522,107
         A          Cardinal Health, 6.00%, 2006                                      150,000                140,291
        BAA         Champion International, 7.20%, 2026                               675,000                635,101
        BAA         Comdisco Inc., 6.375%, 2001                                       300,000                237,000
        BAA         Comdisco Inc., 6.13%, 2001                                        250,000                210,000
        BAA         Georgia-Pacific Corporation, 9.95%, 2002                          175,000                180,576
         A          International Business Machines, 6.22%, 2027                      400,000                389,160
        AAA         Interpublic Group Cos., 7.875%, 2005                              175,000                173,646
        BAA         JB Hunt Transportation Services                                   500,000                499,890
        A3          Kimco Realty Corp., 7.86%, 2007                                   160,000                160,144
        BAA         Oslo Seismic Services, 8.28%, 2011                                377,299                385,902
        BAA         Safeway, Inc., 6.05%, 2003                                        175,000                169,832
        BAA         Telecommunications Inc., 9.80%, 2012                              170,000                188,224
        BAA         Time Warner Inc., 9.15%, 2023                                     150,000                166,653
        BAA         Time Warner Entertainment, 8.375%, 2023                           325,000                339,086
        BAA         Tosco Corp., 7.25%, 2007                                          150,000                149,282
         A          Unilever Capital Corp., 6.75%, 2003                               175,000                173,833
        BAA         Visteon Corp., 8.25%, 2010                                         90,000                 89,031
                                                                                                         -----------
                                                                                                           5,826,228
                                                                                                         -----------

                                      3

    S&P/MOODY'S                             ISSUER                                 PRINCIPAL                VALUE
    BOND RATING                                                                      AMOUNT
    (UNAUDITED)

                    ELECTRIC UTILITIES - 1.6%
        BAA         Dominion Resources, Inc., 7.82%, 2004                           $ 140,000              $ 140,983
         A          Consolidated Edison, 6.15%, 2008                                  400,000                372,424
                                                                                                         -----------
                                                                                                             513,407
                                                                                                         -----------
                    TELEPHONE UTILITIES - 2.8%
         A          Telefonica Europe BV, 7.35%, 2005                                 200,000                200,246
         A          Worldcom, Inc., 8%, 2006                                          425,000                437,300
        BAA         Qwest Communications Intl., 7.5%, 2008                            250,000                247,265
                                                                                                         -----------
                                                                                                             884,811
                                                                                                         -----------
                    TRANSPORTATION - 2.2%
        AA          Continental Airlines, 7.256%, 2020                                280,923                271,043
        AA          Continental Airlines pass-thru, 8.048%, 2020                      150,000                151,992
        BAA         Wisconsin Central Transportation, 6.625%, 2008                    300,000                270,762
                                                                                                         -----------
                                                                                                             693,797
                                                                                                         -----------
                    OTHER - 1.5%
        BAA         Fred Meyer Inc., 7.45%, 2008                                      140,000                136,062
        AA          Wal-Mart Stores, 6.875%, 2009                                     350,000                347,540
                                                                                                         -----------
                                                                                                             483,602
                                                                                                         -----------
                    TOTAL BONDS (identified cost, $31,848,704)                                            31,366,417



                    REPURCHASE AGREEMENT - 0.4%
                    Investors Bank & Trust Repurchase Agreement, 5.69%,
                      dated 10/31/00, $127,010 due on 11/1/00 (secured by
                      Federal Government Agency securities), at cost                  126,990                126,990
                                                                                                         -----------
                    TOTAL INVESTMENTS (identified cost, $31,975,694)                                      31,493,407

                    Other assets, less liabilities - 1.2%                                                    386,173
                                                                                                         -----------
                    NET ASSETS - 100%                                                                    $31,879,580
                                                                                                         ===========
                    See notes to financial statements.


DLB FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
----------------------------------------------------------------------------------
     ASSETS:

         Investments, at value (identified cost, $31,975,694)         $ 31,493,407
         Interest receivable                                               435,090
         Receivable from investment manager                                  4,658
                                                                      ------------
                                                                        31,933,155
                                                                      ------------
     LIABILITIES:
         Accrued management fees                                            11,083
         Accrued expenses                                                   42,492
                                                                      ------------
                                                                            53,575
                                                                      ------------
     NET ASSETS                                                       $ 31,879,580
                                                                      ============
     NET ASSETS CONSIST OF:
         Paid-in capital                                              $ 33,178,919
         Unrealized depreciation of investments                           (482,287)
         Accumulated net realized loss on investment transactions         (857,913)
         Accumulated undistributed net investment income                    40,861
                                                                      ------------
                  Total                                               $ 31,879,580
                                                                      ============
     SHARES OF BENEFICIAL INTEREST OUTSTANDING                           3,155,718
                                                                      ============
     NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
        PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
        OUTSTANDING)                                                  $      10.10
                                                                      ============


See notes to financial statements.

DLB FIXED INCOME FUND

STATEMENT OF OPERATIONS
Year Ended October 31, 2000
---------------------------------------------------------------------------------
     INTEREST INCOME                                                  $ 1,990,247
                                                                      -----------
     EXPENSES:
         Management fee                                                   118,966
         Trustees' fees                                                     7,086
         Custodian fees                                                    64,228
         Accounting and audit fees                                         30,862
         Registration fees                                                 20,992
         Legal fees                                                        14,040
         Transfer agent fee                                                 9,069
         Miscellaneous                                                      4,530
                                                                      -----------
                                                                          269,773

         Reduction of expenses by investment manager                     (106,195)
                                                                      -----------
                  Net expenses                                            163,578
                                                                      -----------
                  Net investment income                                 1,826,669
                                                                      -----------
     REALIZED AND UNREALIZED GAIN (LOSS) ON
           INVESTMENTS:

         Realized loss (identified cost basis)                           (840,208)

         Change in unrealized depreciation                                676,416
                                                                      -----------
                  Net realized and unrealized loss on investments        (163,792)
                                                                      -----------
                  Increase in net assets from operations              $ 1,662,877
                                                                      ===========


See notes to financial statements.

DLB FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------

                                                                YEAR            TEN MONTHS       YEAR ENDED
                                                                ENDED               ENDED        DECEMBER 31,
                                                           OCTOBER 31, 2000  OCTOBER 31, 1999        1998
                                                             ------------      ------------      ------------
     INCREASE (DECREASE) IN NET ASSETS:
       From operations:
         Net investment income                               $  1,826,669      $  1,709,187      $  1,877,785
         Net realized gain (loss) on investments                 (840,208)           28,638           291,288
         Net unrealized appreciation (depreciation)
           of investments                                         676,416        (2,150,902)          368,912
                                                             ------------      ------------      ------------
                                                                1,662,877          (413,077)        2,537,985
                                                             ------------      ------------      ------------
       Distributions to shareholders:
         From net investment income                            (1,804,764)       (1,699,687)       (1,894,627)
         From net realized gain on investments                    (15,363)           (4,038)         (290,918)
         In excess of net realized gain on investments            (15,894)             --                --
                                                             ------------      ------------      ------------
                                                               (1,836,021)       (1,703,725)       (2,185,545)
                                                             ------------      ------------      ------------
       Fund share transactions:
         Net proceeds from sales of shares                     12,358,836         5,422,205         2,275,531
         Net asset value of shares issued in
             reinvestment of distributions                      1,567,724         1,229,402         1,669,653
         Cost of shares reacquired                            (18,413,944)       (1,852,775)       (2,594,499)
                                                             ------------      ------------      ------------
                                                               (4,487,384)        4,798,832         1,350,685
                                                             ------------      ------------      ------------
                 Total increase (decrease) in net assets       (4,660,528)        2,682,030         1,703,125

     NET ASSETS:
       At beginning of period                                  36,540,108        33,858,078        32,154,953
                                                             ------------      ------------      ------------
       At end of period (including accumulated
         undistributed net investment income of
         $40,861, $17,145 and $6,502, respectively)          $ 31,879,580      $ 36,540,108      $ 33,858,078
                                                             ============      ============      ============

See notes to financial statements.

DLB FIXED INCOME FUND

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

                                                            YEAR      TEN MONTHS
                                                            ENDED        ENDED           YEARS ENDED DECEMBER 31,       PERIOD ENDED
                                                         OCTOBER 31,  OCTOBER 31,     ------------------------------    DECEMBER 31,
                                                            2000         1999          1998        1997        1996        1995**
                                                          -------      -------        ------      ------      ------      -------
  Per share data (for a share outstanding throughout
    each period):
    Net asset value- beginning of period                  $ 10.12      $ 10.72        $10.61      $10.11      $10.26      $ 10.00
                                                          -------      -------        ------      ------      ------      -------
    Income from investment operations:
      Net investment income                                   .62          .48           .63         .42         .53          .28
      Net realized and unrealized gain (loss) on
        investments                                          (.03)        (.60)          .20         .49        (.15)         .37
                                                          -------      -------        ------      ------      ------      -------
                                                              .59         (.12)          .83         .91         .38          .65
                                                          -------      -------        ------      ------      ------      -------
    Less distributions to shareholders:
      From net investment income(1)                          (.61)        (.48)         (.63)       (.41)       (.53)        (.28)
      From net realized gain on investments(2)                 -            -           (.09)         -           -          (.11)
      In excess of net realized gain on investments(2)         -            -             -           -           -            -
                                                          -------      -------        ------      ------      ------      -------
                                                             (.61)        (.48)         (.72)       (.41)       (.53)        (.39)
                                                          -------      -------        ------      ------      ------      -------
    Net asset value- end of period                        $ 10.10      $ 10.12        $10.72      $10.61      $10.11      $ 10.26
                                                          =======      =======        ======      ======      ======      =======
    Total return                                             6.14%       (1.08%)        8.04%       9.03%       3.70%       14.75%*

    Ratios and Supplemental Data:
      Ratio of expenses to average net assets                 .55%         .55%*         .55%        .55%        .55%         .55%*
      Ratio of net investment income to average net assets   6.14%        5.63%*        5.71%       5.74%       6.36%        6.24%*
      Portfolio turnover                                       88%          58%           50%         44%         65%          42%
      Net assets at end of period (000 omitted)          $ 31,880      $36,540      $ 35,858    $ 32,155    $ 15,261     $  5,325

     The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .55% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:


      Net investment income                                 $ .58        $ .46         $ .60       $ .38       $ .44        $ .19

      Ratios (to average net assets):
        Expenses                                              .91%         .79%*         .80%       1.06%       1.66%        2.50%*
        Net investment income                                5.78%        5.40%*        5.45%       5.22%       5.25%        4.33%*

    *     Annualized
    **    For the period from July 25, 1995 (commencement of operations) to December 31, 1995.
     (1)  Distributions in excess of net investment income for the year ended December 31, 1996 were less than $.01 per share.
     (2)  Distributions from net realized gain on investments and in excess of net realized gain on investments for the year ended
          October 31, 2000 were less than $.01 per share.

See notes to financial statements.

DLB FIXED INCOME FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Fixed Income Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.



2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Debt securities, other than short-term obligations, including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service, with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to ensure that such value, including accrued interest, is greater than amounts owed to the Fund.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital. During the year ended October 31, 2000, $1,811 was reclassified from accumulated undistributed net realized gain on investment transactions to accumulated undistributed net investment income due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

     At October 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryforward of $808,829 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2008.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .40% of average daily net assets. For the year ended October 31, 2000, the management fee amounted to $118,966. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed .55% of average daily net assets. For the year ended October 31, 2000, $106,195 of fund expenses were borne by Babson.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 2000 were as follows:

                                                     Purchases         Sales
                                                    -----------     -----------
     U. S. Government securities                    $13,864,867     $11,646,556
                                                    ===========     ===========
     Investments (non-U.S. Government securities)   $11,966,545     $17,165,008
                                                    ===========     ===========

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

     Aggregate cost                                     $ 32,030,076
                                                        ============
     Gross unrealized appreciation                      $    168,827
     Gross unrealized depreciation                          (705,496)
                                                        ------------
                     Net unrealized depreciation        $   (536,669)
                                                        ============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                        Year          Ten Months       Year
                                        Ended           Ended          Ended
                                      October 31,     October 31,   December 31,
                                         2000            1999           1998
                                      ----------       --------       --------
     Shares sold                       1,233,163        514,248        208,434
     Shares issued in reinvestment
        of  distributions                156,919        119,145        155,364
     Redemptions                      (1,844,825)      (179,883)      (237,538)
                                      ----------       --------       --------
        Net increase (decrease)         (454,743)       453,510        126,260
                                      ==========       ========       ========

                                      DLB










THE DLB ENTERPRISE III FUND










                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2000










                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                         DLB ENTERPRISE III FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB ENTERPRISE III FUND seeks long-term capital appreciation primarily through investment in small to medium-size companies.

MARKET OVERVIEW

THE SECOND HALF OF THE FISCAL YEAR ENDED OCTOBER 31, 2000 SHARPLY CONTRASTED WITH THE FIRST HALF. Major market themes such as the continued outperformance of growth stocks and a runaway market in technology stocks were completely reversed, with value stocks taking a strong lead in all capitalization ranges, and the tech-laden NASDAQ dropping more than 33% from its March 10th high of 5048.62. The volatility that was witnessed in the first half continued throughout the second, but it came in the form of downside returns for most broad market indicators.

IN ADDITION TO DOMINANT VALUE STOCK PERFORMANCE ON THE STYLE FRONT, LEAD BY SMALL CAP VALUE, MID-CAP STOCKS DOMINATED ON THE CAPITALIZATION FRONT. Many large cap portfolios with mid-cap exposure experienced an added advantage versus the competition, all else being equal. Similarly, core portfolios with a value bias were likely advantaged over peers with a growth bias. While most value benchmarks had only single digit positive returns in October, all growth and core benchmarks experienced negative absolute performance. These trends are very different from the first half of the year, when larger capitalization stocks and growth stocks in all cap ranges were the strongest asset classes.

THE BIPOLAR TREND THAT PREVAILED IN THE FIRST HALF OF THE YEAR WITH "NEW ECONOMY" STOCKS LEADING THE BROAD MARKETS HIGHER AND "OLD ECONOMY" STOCKS UNDERPERFORMING ALSO SHIFTED. "Old Economy" stocks, in the second half, in sectors such as Producer Durables, Utilities and Materials and Processing outshone "New Economy" names in the Communications, Healthcare and Internet related industries. As a majority of the "New Economy" names are also categorized as growth stocks, this makes sense.

VOLATILITY RESULTING IN NEGATIVE INDEX RETURNS ALSO BECAME EXTREME. The NASDAQ, Dow and S&P 500 all experienced negative performance for the half, with the NASDAQ continuing to be affected most by negative fluctuations. The Index closed down -14.26% over the second half of the fiscal year. The downward momentum was marked by a consistent downward trend mixed with large gains. Of the eight

                                                         DLB ENTERPRISE III FUND
--------------------------------------------------------------------------------

MARKET OVERVIEW
(CONT.)

daily movements of 5% or more, only two were negative. The positive gains of more than 5% all came in separate weeks and were all given back.

PERIODS OF POSITIVE MARKET RETURNS IN THE LAST FEW WEEKS WERE IN LARGE PART DRIVEN BY A GROWING BELIEF THAT THE FEDERAL RESERVE MAY LOWER RATES IN THE FIRST QUARTER OF 2001. Sentiment in the first half of the fiscal year that the Fed would stand pat on the past tightening interest rate moves has, in effect, been replaced with hope for a Fed easing.

CLARITY IN THE U.S. PRESIDENTIAL RACE, IN THE LAST FEW WEEKS, HAS ALSO PROVIDED A PLATFORM FOR MARKET GAINS. A final resolution in the first half of the next fiscal year, should give markets one less obstacle to overcome.

PORTFOLIO STRATEGY REVIEW

OUR INVESTMENT APPROACH IS FOCUSED ON ATTRACTIVELY VALUED COMPANIES WITH A PROVEN PRODUCT OR SERVICE, a strong business franchise and market position, and the potential for improving profit margins and accelerating earnings.

OUR SECTOR DIVERSIFICATION AS OF OCTOBER 31, 2000 VERSUS THE RUSSELL 2000 SMALL CAPITALIZATION BENCHMARK IS SHOWN BELOW:

--------------------------------------------------------------------------------
Sector                                              Russell
Diversification (%)                Portfolio         2000         Difference
--------------------------------------------------------------------------------
Financial Services                  21.9             20.0            +1.9
Materials & Processing              13.6              8.5            +5.1
Consumer Discretionary              22.5             16.0            +6.5
Energy                              11.9              3.4            +8.5
Producer Durables                   14.2              8.5            +6.0
Technology                           9.2             16.1            -6.9
Autos & Transportation               4.1              3.1            +1.0
Consumer Staples                     0.0              2.4            -2.4
Health Care                          0.7             14.8           -14.1
Utilities                            0.7              6.2            -5.5
Other                                1.3              1.1            +0.2
--------------------------------------------------------------------------------

                                                         DLB ENTERPRISE III FUND
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY REVIEW
(CONT.)

THE FUND'S LARGEST SECTOR WEIGHTINGS WERE IN CONSUMER DISCRETIONARY, PRODUCER DURABLES, AND FINANCIAL SERVICES STOCKS. In each of these sectors, the Fund was overweighted compared to the Russell 2000 index. Other areas of significant overweighting compared to the small cap index were energy and materials and processing.

THOSE SECTORS MOST SIGNIFICANTLY BELOW THE WEIGHTING OF THE RUSSELL 2000 INDEX WERE HEALTH CARE, TECHNOLOGY, AND UTILITIES. Health care and technology are among the most expensively valued sectors in the market.

--------------------------------------------------------------------------------
Top 10 Equity Holdings                                    % of Fund Assets
--------------------------------------------------------------------------------
Golden State Bancorp                                           4.87
Perkinelmer Inc.                                               4.25
Dime Bancorp Inc.                                              4.01
HSB Group Inc.                                                 3.68
HCC Holdings Inc.                                              3.51
Newpark Resources Inc.                                         3.38
Equitable Resources                                            3.29
Dal-Tile Intl. Inc.                                            3.16
Nabors Industries                                              2.82
Advo Inc.                                                      2.78
Total                                                         35.75
--------------------------------------------------------------------------------

FOUR FINANCIAL SERVICE COMPANIES AND THREE ENERGY COMPANIES DOMINATE THE TOP TEN HOLDINGS. Slightly over one-third of the Fund was invested in these ten companies at fiscal year end.

                                                         DLB ENTERPRISE III FUND
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

THE FINAL SIX MONTHS OF THE FISCAL YEAR DEMONSTRATED A RETURN TO FAVOR OF VALUE INVESTING. For the six months ended October 31, 2000, the Fund's performance was 8.5%, edging the 8.4% return of the Russell 2000 Value index and overwhelming the negative return of -1.1% for the Russell 2000 index.

FOR THE FULL FISCAL YEAR, THE FUND RETURNED 1.2% COMPARED TO 17.3% FOR THE RUSSELL 2000 VALUE INDEX AND 17.4% FOR THE RUSSELL 2000 INDEX.

OUTLOOK

CLEARLY THE INTERNET BUBBLE HAS BURST AND MANY ONCE HIGH-FLYING TECHNOLOGY STOCKS ARE COMING BACK DOWN TO EARTH. Investors are refocusing on valuation, earnings, and business fundamentals. A slowing economy and a return to rational expectations among investors should bode well for those with a disciplined value approach to small cap investing.

AS INVESTORS WERE PREVIOUSLY INFORMED, THE DLB ENTERPRISE III FUND WILL TERMINATE ON DECEMBER 29, 2000.

                                                         DLB ENTERPRISE III FUND
--------------------------------------------------------------------------------

GROWTH OF A
$100,000 INVESTMENT

                              [CHART APPEARS HERE]

                                DLB                    RUSSELL     RUSSELL 2000
          Date            ENTERPRISE III              2000 INDEX   VALUE INDEX

                            $100,000.00              $100,000.00   $100,000.00
        31-Jul-95           $100,500.00              $102,200.00   $101,240.00
        31-Aug-95            $99,696.00              $104,315.54   $104,246.83
        30-Sep-95           $100,792.66              $106,182.79   $105,800.11
        31-Oct-95            $98,595.38              $101,436.42   $101,578.68
        30-Nov-95           $106,897.11              $105,696.75   $105,611.36
        31-Dec-95           $109,270.22              $108,487.14   $108,885.31
        31-Jan-96           $111,302.65              $108,367.81   $109,603.95
        28-Feb-96           $114,652.86              $111,748.88   $111,324.73
        31-Mar-96           $117,702.62              $114,028.56   $113,662.55
        30-Apr-96           $119,232.76              $120,129.09   $116,765.54
        30-May-96           $121,879.73              $124,862.17   $119,719.71
        30-Jun-96           $119,746.83              $119,730.34   $118,307.01
        31-Jul-96           $112,118.96              $109,277.88   $112,013.08
        31-Aug-96           $116,087.97              $115,626.92   $116,874.45
        30-Sep-96           $117,202.41              $120,147.94   $120,065.12
        31-Oct-96           $115,983.51              $118,297.66   $121,457.88
        30-Nov-96           $122,188.63              $123,171.52   $127,992.31
        31-Dec-96           $125,402.19              $126,398.61   $132,152.06
        31-Jan-97           $126,380.32              $128,926.59   $134,187.20
        28-Feb-97           $127,467.19              $125,806.56   $135,461.98
        31-Mar-97           $127,581.91              $119,868.49   $131,831.60
        30-Apr-97           $127,581.91              $120,204.13   $133,769.52
        31-May-97           $137,711.92              $133,570.82   $144,417.58
        30-Jun-97           $146,318.91              $139,301.01   $151,725.11
        31-Jul-97           $156,663.66              $145,778.51   $158,097.56
        31-Aug-97           $158,731.62              $149,116.84   $160,611.31
        30-Sep-96           $164,398.34              $160,032.19   $171,291.97
        31-Oct-97           $160,469.22              $153,006.78   $166,632.83
        30-Nov-97           $159,923.62              $152,012.23   $168,465.79
        31-Dec-97           $166,784.35              $154,672.45   $174,176.78
        31-Jan-98           $160,429.86              $152,228.62   $171,024.18
        28-Feb-98           $171,130.54              $163,478.32   $181,371.14
        31-Mar-98           $177,479.48              $170,213.62   $188,734.81
        30-Apr-98           $180,762.85              $171,149.80   $189,659.61
        31-May-98           $174,888.06              $161,924.83   $182,945.66
        30-Jun-98           $167,490.29              $162,264.87   $181,921.16
        31-Jul-98           $159,166.02              $149,121.41   $167,676.74
        31-Aug-98           $132,251.05              $120,162.03   $141,418.56
        30-Sep-98           $136,840.16              $129,570.72   $149,408.71
        31-Oct-98           $144,831.63              $134,857.21   $153,846.15
        30-Nov-98           $149,176.58              $141,923.73   $158,015.38
        31-Dec-98           $152,383.87              $150,708.80   $162,977.06
        31-Jan-99           $148,802.85              $152,713.23   $159,277.48
        28-Feb-99           $137,925.36              $140,343.46   $148,398.83
        31-Mar-99           $140,876.97              $142,532.82   $147,181.96
        30-Apr-99           $151,245.51              $155,303.76   $160,619.67
        31-May-99           $161,999.07              $157,571.19   $165,550.69
        30-Jun-99           $165,579.25              $164,693.41   $171,543.63
        31-Jul-99           $157,200.94              $160,180.81   $167,478.05
        31-Aug-99           $147,721.72              $154,254.12   $161,348.35
        30-Sep-99           $145,033.18              $154,284.97   $158,121.38
        31-Oct-99           $140,029.54              $154,917.54   $154,958.95
        30-Nov-99           $141,443.84              $164,166.12   $155,764.74
         Dec 1999           $140,071.83              $182,749.72   $160,546.72
         Jan 2000           $128,922.11              $179,807.45   $156,356.45
         Feb 2000           $118,041.09              $209,493.66   $165,909.83
         Mar 2000           $131,639.42              $195,688.03   $166,689.60
         Apr 2000           $130,546.81              $183,907.61   $167,673.07
         May 2000           $131,773.95              $173,185.80   $165,107.67
         Jun 2000           $134,356.72              $188,287.60   $169,928.82
         Jul 2000           $137,755.95              $182,224.74   $175,587.45
         Aug 2000           $146,599.88              $196,128.48   $183,436.21
         Sep 2000           $142,245.86              $190,362.31   $182,390.62
         Oct 2000           $141,705.33              $181,872.15   $181,734.02

--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/00
--------------------------------------------------------------------------------
                                6 Months    1 Year     5 Years    Annualized
                                 5/1/00-   11/1/99-   11/1/95-  Since Inception
                                10/31/00   10/31/00   10/31/00     7/25/95-
                                                                   10/31/00

     DLB Enterprise III Fund      8.54       1.20       7.51         6.74
     Russell 2000 Index          -1.11      17.41      12.39        11.77
     Russell 2000 Value Index     8.40      17.30      12.33        11.82
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

THE RUSSELL 2000 INDEX measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.

THE RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                         DLB ENTERPRISE III FUND
--------------------------------------------------------------------------------











This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Enterprise III Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.















                          Babson Securities Corporation
                     One Memorial Drive, Cambridge, MA 02142
                                 December 2000

                                         DLB ENTERPRISE III
                                         FUND

                                         FINANCIAL STATEMENTS FOR THE YEAR ENDED
                                         OCTOBER 31, 2000 AND THE TEN MONTHS
                                         ENDED OCTOBER 31, 1999

DLB ENTERPRISE III FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                               1

FINANCIAL STATEMENTS:

    Portfolio of Investments as of October 31, 2000                      2 - 4

    Statement of Assets and Liabilities as of October 31, 2000             5

    Statement of Operations for the Yera Ended October 31, 2000            6

    Statements of Changes in Net Assets for the Year Ended
         October 31, 2000,  the Ten Months Ended October 31, 1999, and
         the Year Ended December 31, 1998                                  7

    Financial Highlights for the Year Ended October 31, 2000, the
         Ten Months Ended October 31, 1999, and for each of the years
         in the Four-Year Period Ended December 31, 1998                   8

    Notes to Financial Statements                                        9 - 11

                                                                        DELOITTE
                                                                        & TOUCHE

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Tel:(617) 437 2000
Fax:(617) 437 2111
www.us.deloitte.com


INDEPENDENT AUDITORS' REPORT


To the Trustees of The DLB Fund Group and
   Shareholders of DLB Enterprise III Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Enterprise III Fund (the "Fund") (a series of The DLB Fund Group) as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2000, the ten months ended October 31, 1999 and the year ended December 31, 1998, and the financial highlights for the year ended October 31, 2000, the ten months ended October 31, 1999 and each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DLB Enterprise III Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the year ended October 31, 2000, the ten months ended October 31, 1999 and the year ended December 31, 1998, and the financial highlights for the year ended October 31, 2000, the ten months ended October 31, 1999 and each of the years in the four-year period ended December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

December 8, 2000

--------
Deloitte
Touche
Tohmatsu
--------

DLB ENTERPRISE III FUND

PORTFOLIO OF INVESTMENTS
October 31, 2000
--------------------------------------------------------------------------------------------------------
COMMON STOCKS - 89.4%

                    ISSUER                                               SHARES               VALUE

AEROSPACE - 4.3%
Perkinelmer, Inc.                                                           12,900           $ 1,541,550
                                                                                             -----------
APPAREL - 2.0%
Unifi, Inc. (*)                                                             82,000               712,375
                                                                                             -----------
AUTO PARTS - 3.1%
Exide Corporation                                                           46,900               471,931
Snap-On Incorporated                                                        25,600               654,400
                                                                                             -----------
                                                                                               1,126,331
                                                                                             -----------
BANKS - 10.3%
Commerce Bancorp, Inc.                                                       8,300               502,669
Dime Bancorp, Inc.                                                          59,500             1,454,031
Golden State Bancorp Inc.                                                   67,600             1,766,050
                                                                                             -----------
                                                                                               3,722,750
                                                                                             -----------
BUILDING SUPPLIES - 5.0%
Commscope, Inc. (*)                                                         25,600               648,000
Dal-Tile International Inc. (*)                                             92,600             1,145,925
                                                                                             -----------
                                                                                               1,793,925
                                                                                             -----------
CHEMICAL - SPECIALTY - 1.0%
UCAR International Inc. (*)                                                 44,800               369,600
                                                                                             -----------
COAL GAS & Pipe - 2.8%
Nabors Industries, Inc. (*)                                                 20,100             1,023,090
                                                                                             -----------
COMMUNICATION EQUIPMENT - 2.2%
Anadigics, Inc. (*)                                                         18,600               416,175
Cable Design Technologies Corporation (*)                                   17,250               397,828
                                                                                             -----------
                                                                                                 814,003
                                                                                             -----------
DIVERSIFIED - 1.1%
Carlisle Companies Incorporated                                              9,400               391,275
                                                                                             -----------
ELECTRICAL EQUIPMENT - 5.6%
Belden Inc.                                                                 37,100               962,281
Gerber Scientific, Inc.                                                     42,100               336,800
Magnetek, Inc. (*)                                                          67,200               730,800
                                                                                             -----------
                                                                                               2,029,881
                                                                                             -----------
ELECTRICAL  POWER - 0.3%
CH Energy Group, Inc.                                                        2,700               106,313
                                                                                             -----------

                                       2

                    ISSUER                                               SHARES               VALUE

ELECTRONICS & Instruments - 3.2%
Benchmark Electronics, Inc. (*)                                             19,000           $   764,750
Robotic Vision Systems, Inc. (*)                                            73,500               401,957
                                                                                             -----------
                                                                                               1,166,707
                                                                                             -----------
EQUITY INVESTMENT TRUSTS - 3.5%
HCC Insurance Holdings, Inc.                                                66,900             1,275,281
                                                                                             -----------
FURNITURE & Appliances - 2.0%
Harman International Industries, Incorporated                                6,000               288,000
La-Z-Boy Incorporated                                                       28,800               453,600
                                                                                             -----------
                                                                                                 741,600
                                                                                             -----------
HOUSEWARES - 1.4%
Rayovac Corporation (*)                                                     34,700               511,825
                                                                                             -----------
INSURANCE COMPANIES - 4.3%
HSB Group, Inc.                                                             33,750             1,335,234
White Mountains Insurance Group, Ltd.                                          900               236,700
                                                                                             -----------
                                                                                               1,571,934
                                                                                             -----------
MACHINERY & EQUIPMENT - 4.9%
Cuno Incorporated (*)                                                       19,500               494,813
Harsco Corporation                                                          27,600               557,175
Roper Industries, Inc.                                                      20,800               728,000
                                                                                             -----------
                                                                                               1,779,988
                                                                                             -----------
MEDIA - 1.5%
True North Communications Inc.                                              14,900               561,544
                                                                                             -----------
MEDICAL SUPPLIES AND SERVICE - 0.4%
Respironics, Inc. (*)                                                        8,300               162,888
                                                                                             -----------
METALS & MINING - 2.1%
Martin Marietta Materials, Inc.                                             19,400               744,960
                                                                                             -----------
MISCELLANEOUS - 2.8%
ADVO, Inc. (*)                                                              27,400             1,008,663
                                                                                             -----------
NATURAL GAS - 3.6%
Energen Corporation                                                          3,500               100,185
Equitable Resources, Inc.                                                   20,600             1,194,800
                                                                                             -----------
                                                                                               1,294,985
                                                                                             -----------
OFFICE SUPPLIES - 0.9%
Herman Miller, Inc.                                                         12,200               318,725
                                                                                             -----------
OIL SERVICES - 5.0%
Newpark Resources, Inc. (*)                                                136,100             1,224,900
Stolt Comex Seaway S. A. (*)                                                49,000               584,938
                                                                                             -----------
                                                                                               1,809,838
                                                                                             -----------

                                       3

                    ISSUER                                               SHARES               VALUE

PAPER & FOREST PRODUCTS - 1.2%
Albany International Corp. (*)                                              40,065           $   430,699
                                                                                             -----------
PRINTING & PUBLISHING - 4.8%
ACNielsen Corporation (*)                                                   33,500               801,906
Hollinger International Inc.                                                 8,000               123,500
Penton Media, Inc.                                                          26,200               800,738
                                                                                             -----------
                                                                                               1,726,144
                                                                                             -----------
REAL ESTATE - 2.5%
Prentiss Properties Trust REIT                                              35,700               905,888
                                                                                             -----------
RESTAURANT AND LODGING - 1.8%
Cec Entertainment, Inc. (*)                                                 20,400               650,250
                                                                                             -----------
RETAIL - SPECIALTY - 2.0%
Enesco Group, Inc.                                                          57,500               388,125
Tupperware Corporation                                                      20,600               352,775
                                                                                             -----------
                                                                                                 740,900
                                                                                             -----------
TRANSPORTATION - 1.8%
EGL, Inc. (*)                                                               22,600               644,100
                                                                                             -----------
WHOLESALERS - 2.0%
BJ's Wholesale Club, Inc. (*)                                               22,100               727,919
                                                                                             -----------
TOTAL COMMON STOCKS
     (identified cost, $30,531,840)                                                           32,405,931
                                                                                   PRINCIPAL
                                                                                    AMOUNT

REPURCHASE AGREEMENT - 10.0%
Investors Bank & Trust Repurchase Agreement, 5.69%,
  dated 10/31/00, $3,638,581 due on 11/1/00 (secured by
  Federal Government Agency securities), at cost                        $3,638,006             3,638,006
                                                                                             -----------

TOTAL INVESTMENTS (identified cost, $34,169,846)                                              36,043,937

Other assets, less liabilities - 0.6%                                                            217,050
                                                                                             -----------
NET ASSETS - 100%                                                                            $36,260,987
                                                                                             ===========

(*) Non-income producing security

See notes to financial statements.

DLB ENTERPRISE III FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000
------------------------------------------------------------------------------

     ASSETS:

         Investments, at value (identified cost, $34,169,846)     $ 36,043,937
         Receivable for investments sold                               239,341
         Receivable for fund shares sold                                 9,647
         Dividends and interest receivable                              11,261
                                                                  ------------
                                                                    36,304,186
                                                                  ------------
     LIABILITIES:
         Payable for fund shares reacquired                              2,508
         Accrued management fee                                         17,824
         Accrued expenses                                               37,567
                                                                  ------------
                                                                        57,899
                                                                  ------------
     NET ASSETS                                                   $ 36,246,287
                                                                  ============
     NET ASSETS CONSIST OF:
         Paid-in capital                                          $ 40,332,751
         Unrealized appreciation of investments                      1,874,091
         Accumulated net realized loss on investment
            transactions                                            (6,207,969)
         Accumulated undistributed net investment income               247,414
                                                                  ------------
                   Total                                          $ 36,246,287
                                                                  ============
     SHARES OF BENEFICIAL INTEREST OUTSTANDING                       3,480,060
                                                                  ============
     NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
        PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
        OUTSTANDING)                                              $      10.42
                                                                  ============

See notes to financial statements.

DLB ENTERPRISE III FUND

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2000
----------------------------------------------------------------------------------
     NET INVESTMENT INCOME:
         Dividends                                                     $   474,502
         Interest                                                          140,728
                                                                       -----------
                                                                           615,230
                                                                       -----------
     EXPENSES:
         Management fee                                                    207,673
         Trustees' fees                                                      8,253
         Custodian fees                                                     57,579
         Accounting and audit fees                                          29,646
         Registration fees                                                  24,608
         Legal fees                                                         15,361
         Transfer agent fee                                                  8,330
         Miscellaneous                                                       4,417
                                                                       -----------
                                                                           355,867

         Reduction of expenses by investment manager                       (44,358)
                                                                       -----------
                   Net expenses                                            311,509
                                                                       -----------
                   Net investment income                                   303,721
                                                                       -----------
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

         Realized loss (identified cost basis)                          (6,161,328)

         Change in unrealized appreciation                               6,200,911
                                                                       -----------
                   Net realized and unrealized gain on investments          39,583
                                                                       -----------
                   Increase in net assets from operations              $   343,304
                                                                       ===========

See notes to financial statements.

DLB ENTERPRISE III FUND

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------

                                                                Year            Ten Months      Year Ended
                                                                Ended             Ended         December 31,
                                                          October 31, 2000  October 31, 1999        1998
                                                            ------------      ------------      ------------
     INCREASE (DECREASE) IN NET ASSETS:
       From operations:
          Net investment income                             $    303,721      $    204,015      $    222,522
          Net realized gain (loss) on investments             (6,161,328)        1,556,752         2,187,410
          Net unrealized appreciation (depreciation)
            of investments                                     6,200,911        (3,928,866)       (5,034,660)
                                                            ------------      ------------      ------------
                                                                 343,304        (2,168,099)       (2,624,728)
                                                            ------------      ------------      ------------
       Distributions to shareholders:
          From net investment income                            (260,208)           (2,565)         (223,867)
          From net realized gain on investments               (1,556,753)          (12,380)       (2,175,064)
          In excess of net realized gain on investments          (46,755)             --                --
                                                            ------------      ------------      ------------
                                                              (1,863,716)          (14,945)       (2,398,931)
                                                            ------------      ------------      ------------
       Fund share transactions:
          Net proceeds from sales of shares                   14,132,300        15,739,311         9,402,929
          Net asset value of shares issued in
            reinvestment of distributions                      1,863,716            14,945         2,398,931
          Cost of shares reacquired                          (10,826,666)      (10,899,305)       (4,195,749)
                                                            ------------      ------------      ------------
                                                               5,169,350         4,854,951         7,606,111
                                                            ------------      ------------      ------------
                  Total increase in net assets                 3,648,938         2,671,907         2,582,452

     NET ASSETS:
       At beginning of period                                 32,612,049        29,940,142        27,357,690
                                                            ------------      ------------      ------------
       At end of period (including accumulated
          undistributed net investment income of
          $247,414, $204,015, and $2,565, respectively)     $ 36,260,987      $ 32,612,049      $ 29,940,142
                                                            ============      ============      ============

See notes to financial statements.

DLB ENTERPRISE III FUND

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

                                                       Year      Ten Months
                                                      Ended         Ended            Years Ended December 31,         Period Ended
                                                    October 31,   October 31,    --------------------------------     December 31,
                                                       2000          1999         1998         1997         1996         1995**
                                                      ------        ------       ------       ------       ------       ------
  Per share data (for a share outstanding throughout
    each period):
    Net asset value- beginning of period              $10.93        $11.90       $14.19       $11.51       $10.75       $10.00
                                                      ------        ------       ------       ------       ------       ------
    Income from investment operations:
      Net investment income                              .09           .07          .10          .08          .15          .08
      Net realized and unrealized gain (loss) on         .02         (1.04)       (1.36)        3.72         1.44          .84
         investments
                                                      ------        ------       ------       ------       ------       ------
                                                         .11          (.97)       (1.26)        3.80         1.59          .92
                                                      ------        ------       ------       ------       ------       ------
    Less distributions to shareholders:
      From net investment income(1)(2)                  (.09)           -          (.10)        (.08)        (.15)        (.08)
      From net realized gain on investments(1)(2)       (.51)           -          (.93)       (1.04)        (.68)        (.09)
      In excess of realized gain on investments(1)      (.02)           -            -            -            -            -
                                                      ------        ------       ------       ------       ------       ------
                                                        (.62)           -         (1.03)       (1.12)        (.83)        (.17)
                                                      ------        ------       ------       ------       ------       ------
    Net asset value- end of period                    $10.42        $10.93       $11.90       $14.19       $11.51       $10.75
                                                      ======        ======       ======       ======       ======       ======
    Total Return                                        1.20%        (8.11%)      (8.63%)      32.95%       14.75%       21.17%*

    Ratios and Supplemental Data:
      Ratio of expenses to average net assets            .90%          .90%*        .76%         .90%         .90%         .90%*
      Ratio of net investment income to
         average net assets                              .88%          .71%*        .77%         .78%        1.28%        1.90%*
      Portfolio turnover                                  55%           48%          28%          32%          25%           6%
      Net assets at end of period (000 omitted)      $36,261       $32,612      $29,940      $27,358      $13,690      $10,929

     The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:

      Net investment income                            $ .08         $ .06        $ .06        $ .04        $ .05        $ .01

      Ratios (to average net assets):
         Expenses                                       1.03%         1.00%*       1.02%        1.33%        1.77%        2.50%*
         Net investment income                           .75%          .61%*        .51%         .36%         .41%         .32%*

     *    Annualized
     **   For the period from July 25, 1995 (commencement of operations) to December 31, 1995.
     (1)  Distributions in excess of net investment income and distributions in excess of net realized gain on investments for the year ended December 31, 1996 were less than $.01 per share.
     (2)  Distributions from net investment income and from net realized gains on investments for the ten months ended October 31,
          1999 were less than $.01 per share.

  See notes to financial statements.

DLB ENTERPRISE III FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Enterprise III Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities collateral in a repurchase agreement be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to ensure that such value, including accrued interest, is greater than amounts owed to the Fund.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities received. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital. During the year ended October 31, 2000, $114 was reclassified from accumulated net realized loss on investment transactions to accumulated undistributed net investment income due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .60% of average daily net assets. For the year ended October 31, 2000, the management fee amounted to $207,673. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed .90% of average daily net assets. For the year ended October 31, 2000, $44,358 of fund expenses were borne by Babson.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 2000 aggregated $19,558,971 and $17,536159, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                                         $ 34,211,380
                                                                 ============
          Gross unrealized appreciation                          $  6,158,666
          Gross unrealized depreciation                            (4,326,109)
                                                                 ------------
              Net unrealized appreciation                        $  1,832,557
                                                                 ============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                       Year          Ten Months        Year
                                      Ended            Ended           Ended
                                    October 31,      October 31,    December 31,
                                       2000             1999            1998
                                    ----------       ---------        --------

     Shares sold                     1,416,973       1,355,408         701,642
     Shares issued in reinvestment
         of  distributions             187,309           1,208         208,181
     Redemptions                    (1,109,284)       (888,231)       (321,680)
                                    ----------       ---------        --------
               Net increase            494,998         468,385         588,143
                                    ==========       =========        ========

                                      DLB










THE DLB DISCIPLINED GROWTH FUND










                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2000










                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                     DLB DISCIPLINED GROWTH FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB DISCIPLINED GROWTH FUND'S investment objective through December 18, 2000 was to seek long-term capital appreciation.

MARKET OVERVIEW

THE SECOND HALF OF THE FISCAL YEAR ENDED OCTOBER 31, 2000 SHARPLY CONTRASTED WITH THE FIRST HALF. Major market themes such as the continued outperformance of growth stocks and a runaway market in technology stocks were completely reversed, with value stocks taking a strong lead in all capitalization ranges, and the tech-laden NASDAQ dropping more than 33% from its March 10th high of 5048.62. The volatility that was witnessed in the first half continued throughout the second, but it came in the form of downside returns for most broad market indicators.

IN ADDITION TO DOMINANT VALUE STOCK PERFORMANCE ON THE STYLE FRONT, LEAD BY SMALL CAP VALUE, MID-CAP STOCKS DOMINATED ON THE CAPITALIZATION FRONT. Many large cap portfolios with mid-cap exposure experienced an added advantage versus the competition, all else being equal. Similarly, core portfolios with a value bias were likely advantaged over peers with a growth bias. While most value benchmarks had only single digit positive returns in October, all growth and core benchmarks experienced negative absolute performance. These trends are very different from the first half of the year, when larger capitalization stocks and growth stocks in all cap ranges were the strongest asset classes.

THE BIPOLAR TREND THAT PREVAILED IN THE FIRST HALF OF THE YEAR WITH "NEW ECONOMY" STOCKS LEADING THE BROAD MARKETS HIGHER AND "OLD ECONOMY" STOCKS UNDERPERFORMING ALSO SHIFTED. "Old Economy" stocks, in the second half, in sectors such as Producer Durables, Utilities and Materials and Processing outshone "New Economy" names in the Communications, Healthcare and Internet related industries. As a majority of the "New Economy" names are also categorized as growth stocks, this makes sense.

VOLATILITY RESULTING IN NEGATIVE INDEX RETURNS ALSO BECAME EXTREME. The NASDAQ, Dow and S&P 500 all experienced negative performance for the half, with the NASDAQ continuing to be affected most by negative fluctuations. The Index closed down -14.26% over the second half of the fiscal year. The downward momentum was marked by a consistent downward trend mixed with large gains. Of the eight

                                                     DLB DISCIPLINED GROWTH FUND
--------------------------------------------------------------------------------

MARKET OVERVIEW
(CONT.)

daily movements of 5% or more, only two were negative. The positive gains of more than 5% all came in separate weeks and were all given back.

PERIODS OF POSITIVE MARKET RETURNS IN THE LAST FEW WEEKS WERE IN LARGE PART DRIVEN BY A GROWING BELIEF THAT THE FEDERAL RESERVE MAY LOWER RATES IN THE FIRST QUARTER OF 2001. Sentiment in the first half of the fiscal year that the Fed would stand pat on the past tightening interest rate moves has, in effect, been replaced with hope for a Fed easing.

CLARITY IN THE U.S. PRESIDENTIAL RACE, IN THE LAST FEW WEEKS, HAS ALSO PROVIDED A PLATFORM FOR MARKET GAINS. A final resolution in the first half of the next fiscal year, should give markets one less obstacle to overcome.

PORTFOLIO STRATEGY REVIEW

THE BASIC STRATEGY OF THIS FUND IS TO FIND UNDER-PRICED STOCKS THAT ARE EXPERIENCING A POSITIVE CHANGE IN MARKET SENTIMENT. These stocks should tend to get the largest investment returns as the market revalues the stock to a "fairer" market value. The Fund uses this strategy to build a diversified portfolio that is sensitive to its benchmark, the Russell 1000 Growth Index, by using quantitative stock selection techniques and a disciplined portfolio construction process.

OVER THE PAST YEAR, ADDITIONAL STOCK PICKING MODELS HAVE BEEN ADDED TO THE FUND'S MIX INCLUDING, AMONG OTHERS, MEASURES OF RELATIVE PRICE MOMENTUM, EARNINGS QUALITY AND STABILITY. Each of these models provides complementary information to the original models of earnings estimates revisions and valuation. The new combination of models seeks to provide additional strength and stability of returns to our process.

THE FUND'S TOP TEN HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND ON THE FOLLOWING
PAGE:

                                                     DLB DISCIPLINED GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY REVIEW
(CONT.)
--------------------------------------------------------------------------------
Top 10 Equity Holdings                                    % of Fund Assets
--------------------------------------------------------------------------------
Intel Corporation                                              6.43
Cisco Systems Inc.                                             6.38
General Electric                                               6.23
Pfizer                                                         5.83
Merck & Co. Inc.                                               5.41
Intuit                                                         4.59
Oracle Systems                                                 4.47
Talbots Inc.                                                   3.67
Sun Microsystems                                               3.50
Adobe Systems                                                  2.90
Total                                                          49.41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector                                           Russell 1000
Diversification (%)                Portfolio        Growth        Difference
--------------------------------------------------------------------------------
Technology                           43.3            49.6            -6.3
Healthcare                           21.5            17.2            +4.3
Consumer Discretionary               11.6            11.6               0
Consumer Staples                        0             3.5            -3.5
Energy                                4.0             1.8            +2.2
Materials & Processing                  0             0.1            -.01
Producer Durables                     5.1             2.1            +3.0
Autos & Transportation                  0             0.4            -0.4
Financial Services                    4.5             3.2            +1.3
Utilities                             1.2             2.7            -1.5
Other                                 8.8             7.8            +1.0
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

THE FUND LAGGED ITS BENCHMARK FOR THE SIX-MONTHS ENDED 10/31/00, DECLINING 8.6% VERSUS THE BENCHMARK, THE RUSSELL 1000 GROWTH INDEX DECLINE OF 7.9%. For the fiscal year ended October 31, 2000 the Fund was strong relative to its benchmark. The Fund returned 12.8% for the one-year period ended October 31, 2000 and its benchmark, the Russell 1000 Growth Index returned 9.3%. The undoing of the Internet bubble, a bubble that this Fund has not subscribed to and in prior years has suffered from, has had repercussions across anything related to technology. Our stance has been to lean into the strong "value-oriented" names with positive catalysts and this has been a strong part of our relative outperformance this year. Our

                                                     DLB DISCIPLINED GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
(CONT.)

exposure to semi-conductors (manufacturers and equipment sellers) hurt the Fund, particularly in September as the strong demand for chips and their products were demonstrating a less-than-spectacular growth rate - the price for failing to be perfect was a greater than 50% hit to these stocks.

SUBSEQUENT EVENTS

ON DECEMBER 19, 2000, THE DLB DISCIPLINED GROWTH FUND WAS RENAMED THE DLB ENHANCED INDEX CORE EQUITY FUND.

THE NEW INVESTMENT OBJECTIVE OF THE DISCIPLINED GROWTH FUND IS TO OUTPERFORM THE TOTAL RETURN PERFORMANCE OF ITS BENCHMARK INDEX, the S&P 500 Index, while maintaining risk characteristics similar to those of the benchmark. Changes to the Fund's principal investment strategies which were also effective on December 19, 2000 are described in the Fund's current prospectus.

                                                     DLB DISCIPLINED GROWTH FUND
--------------------------------------------------------------------------------

GROWTH OF A
$100,000 INVESTMENT

                              [CHART APPEARS HERE]

                                    DLB
                                DISCIPLINED            RUSSELL
            DATE                   GROWTH            1000 GROWTH
                                $100,000.00          $100,000.00
            Aug-96               $98,500.00          $100,240.00
         30-Sep-96              $106,399.70          $107,537.47
         31-Oct-96              $110,102.41          $108,182.70
         30-Nov-96              $120,099.71          $116,307.22
         31-Dec-96              $118,502.38          $114,027.60
         31-Jan-97              $127,449.31          $122,020.93
         28-Feb-97              $128,163.03          $121,191.19
         31-Mar-97              $123,382.55          $114,634.74
         30-Apr-97              $131,920.62          $122,246.49
         31-May-97              $139,849.05          $131,072.69
         30-Jun-97              $144,631.89          $136,315.60
         31-Jul-97              $160,281.06          $148,365.89
         31-Aug-97              $154,382.71          $139,686.49
         30-Sep-96              $164,510.22          $146,559.07
         31-Oct-97              $153,553.84          $141,136.38
         30-Nov-97              $159,189.26          $147,134.68
         31-Dec-97              $156,674.07          $148,782.58
         31-Jan-98              $160,982.61          $153,231.18
         28-Feb-98              $175,310.06          $164,754.17
         31-Mar-98              $180,586.90          $171,327.86
         30-Apr-98              $181,237.01          $173,692.18
         31-May-98              $178,445.96          $168,759.33
         30-Jun-98              $188,885.05          $179,087.40
         31-Jul-98              $182,368.51          $177,905.42
         31-Aug-98              $151,128.79          $151,201.82
         30-Sep-98              $159,093.27          $162,814.12
         31-Oct-98              $169,322.97          $175,904.37
         30-Nov-98              $184,832.96          $189,290.69
         31-Dec-98              $196,958.00          $206,364.71
         31-Jan-99              $205,013.58          $218,478.32
         28-Feb-99              $193,614.83          $208,493.86
         31-Mar-99              $198,319.67          $219,481.49
         30-Apr-99              $204,150.26          $219,766.82
         31-May-99              $207,008.37          $213,019.98
         30-Jun-99              $219,656.58          $227,931.37
         31-Jul-99              $214,384.82          $220,683.16
         31-Aug-99              $214,256.19          $224,280.29
         30-Sep-99              $208,064.19          $219,570.41
         31-Oct-99              $213,889.98          $236,147.97
         30-Nov-99              $216,627.78          $248,899.96
          Dec 1999              $239,005.42          $274,785.56
          Jan 2000              $226,362.04          $261,898.11
          Feb 2000              $237,068.96          $274,704.93
          Mar 2000              $265,019.39          $294,373.81
          Apr 2000              $264,197.83          $280,361.61
          May 2000              $254,475.35          $266,231.39
          Jun 2000              $260,862.68          $286,411.73
          Jul 2000              $245,993.51          $274,468.36
          Aug 2000              $281,588.77          $299,307.74
          Sep 2000              $244,334.58          $270,993.23
          Oct 2000              $241,402.56          $258,175.25



--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/00
--------------------------------------------------------------------------------
                                           6 Months    1 Year     Annualized
                                            5/1/00-   11/1/99-  Since Inception
                                           10/31/00   10/31/00     8/26/96-
                                                                   10/31/00

     DLB Disciplined Growth Fund            -8.63       12.84        23.05
     Russell 1000 Growth Index              -7.91        9.33        24.45
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values than the Value universe. Securities in the Fund do not match those in the Index, and the performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                     DLB DISCIPLINED GROWTH FUND
--------------------------------------------------------------------------------

This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Disciplined Growth Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.




















                          Babson Securities Corporation
                     One Memorial Drive, Cambridge, MA 02142
                                 December 2000

                                         DLB DISCIPLINED
                                         GROWTH FUND

                                         FINANCIAL STATEMENTS FOR THE YEAR ENDED
                                         OCTOBER 31, 2000 AND THE TEN MONTHS
                                         ENDED OCTOBER 31, 1999

DLB DISCIPLINED GROWTH FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                                1

FINANCIAL STATEMENTS:

    Portfolio of Investments as of October 31, 2000                       2 - 4

    Statement of Assets and Liabilities as of October 31, 2000              5

    Statement of Operations for the Year Ended October 31, 2000             6

    Statements of Changes in Net Assets for the Year Ended
         October 31, 2000,  the Ten Months Ended October 31, 1999, and
         the Year Ended December 31, 1998                                   7

    Financial Highlights for the Year Ended October 31, 2000, the
         Ten Months Ended October 31, 1999, and for each of the years
         in the Three-Year Period Ended December 31, 1998                   8

    Notes to Financial Statements                                        9 - 11

                                                                        DELOITTE
                                                                        & TOUCHE

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Tel:(617) 437 2000
Fax:(617) 437 2111
www.us.deloitte.com


INDEPENDENT AUDITORS' REPORT


To the Trustees of The DLB Fund Group and
   Shareholders of DLB Disciplined Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Disciplined Growth Fund (the "Fund") (a series of The DLB Fund Group) as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2000, the ten months ended October 31, 1999 and the year ended December 31, 1998, and the financial highlights for the year ended October 31, 2000, the ten months ended October 31, 1999 and each of the years in the three-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DLB Disciplined Growth Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the year ended October 31, 2000, the ten months ended October 31, 1999 and the year ended December 31, 1998, and the financial highlights for the year ended October 31, 2000, the ten months ended October 31, 1999 and each of the years in the three-year period ended December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

December 8, 2000

--------
Deloitte
Touche
Tohmatsu
--------

DLB DISCIPLINED GROWTH FUND

PORTFOLIO OF INVESTMENTS
October 31, 2000
--------------------------------------------------------------------------------------------------------

COMMON STOCKS - 99.7%

                ISSUER                                                     SHARES               VALUE

APPAREL & TEXTILE - 2.8%
Liz Claiborne, Inc.                                                         31,600           $ 1,343,000
                                                                                             -----------
CHEMICALS - 1.3%
FMC Corporation (*)                                                          8,300               630,800
                                                                                             -----------
COMMUNICATION SERVICES - 1.6%
Sprint Corporation (*)                                                      20,400               777,750
                                                                                             -----------
COMPUTER RELATED - 9.9%
Cisco Systems, Inc. (*)                                                     57,700             3,108,588
Sun Microsystems, Inc. (*)                                                  15,400             1,707,475
                                                                                             -----------
                                                                                               4,816,063
                                                                                             -----------
COMPUTER SERVICES - 0.3%
Checkfree Corporation (*)                                                    3,100               154,225
                                                                                             -----------
COMPUTER SOFTWARE - 13.1%
Adobe Systems Incorporated                                                  18,600             1,414,763
Intuit Inc. (*)                                                             36,400             2,236,325
Microsoft Corp (*)                                                           8,200               564,775
Oracle Corporation                                                          66,000             2,178,000
                                                                                             -----------
                                                                                               6,393,863
                                                                                             -----------
COAL, GAS & PIPE - 1.8%
The Coastal Corporation                                                      7,300               550,694
Valero Energy Corporation                                                   10,100               333,931
                                                                                             -----------
                                                                                                 884,625
                                                                                             -----------
DIVERSIFIED - 1.5%
Loews Cineplex Entertainment Corporation                                     8,000               727,500
                                                                                             -----------
DRUGS - 15.9%
Biogen, Inc.                                                                   300                18,056
Genzyme Corporation (*)                                                     12,400               880,400
King Pharmaceuticals, Inc.                                                  30,100             1,348,856
Merck & Co., Inc. (*)                                                       29,300             2,635,169
Pfizer Inc.                                                                 65,725             2,838,498
                                                                                             -----------
                                                                                               7,720,979
                                                                                             -----------
                                       2

                ISSUER                                                     SHARES               VALUE

ELECTRICAL EQUIPMENT - 6.3%
General Electric Company                                                    55,400            $3,036,613
                                                                                             -----------
ELECTRIC POWER - 2.6%
KEMET Corporation (*)                                                       46,100             1,285,038
                                                                                             -----------
ELECTRONICS & INSTRUMENTS - 16.0%
Amphenol Corporation (*)                                                    19,900             1,278,575
Analog Devices, Inc. (*)                                                    17,100             1,111,500
Applied Materials, Inc. (*)                                                 17,400               924,375
Arrow Electronics, Inc. (*)                                                 19,400               620,800
Avnet, Inc.                                                                 24,600               661,125
Cypress Semiconductor Corporation (*)                                       35,000             1,310,313
KLA-Tencor Corporation (*)                                                  18,600               628,913
Vishay Intertechnology, Inc. (*)                                            41,200             1,236,000
                                                                                             -----------
                                                                                               7,771,601
                                                                                             -----------
EXPLORATIONS AND DRILLING - 0.6%
Marine Drilling Companies, Inc. (*)                                         12,800               305,600
                                                                                             -----------
FINANCIAL SERVICES - 1.0%
Lehman Brothers Holdings Inc.                                                5,000               322,500
The PMI Group, Inc.                                                          2,200               162,525
                                                                                             -----------
                                                                                                 485,025
                                                                                             -----------
MEDICAL SUPPLIES & SERVICES - 1.0%
Hillenbrand Industries, Inc.                                                 3,800               175,750
Oxford Health Plans, Inc. (*)                                                9,400               317,250
                                                                                             -----------
                                                                                                 493,000
                                                                                             -----------
OIL SERVICES - 1.0%
BJ Services Company (*)                                                      9,200               482,425
                                                                                             -----------
PRINTING AND PUBLISHING - 1.1%
Dow Jones & Company, Inc.                                                    8,900               523,984
                                                                                             -----------
PROFESSIONAL SERVICES - 0.5%
Robert Half International Inc. (*)                                           8,100               247,050
                                                                                             -----------
RESTAURANT & LODGING - 1.7%
Brinker International, Inc.                                                 21,200               832,100
                                                                                             -----------
RETAIL - GENERAL - 3.7%
The Talbots Inc.                                                            22,600             1,786,813
                                                                                             -----------
RETAIL - SPECIALTY - 2.8%
Tiffany & Co.                                                               32,300             1,378,806
                                                                                             -----------


                ISSUER                                                     SHARES               VALUE

SEMICONDUCTORS - 13.2%
Advanced Micro Devices, Inc. (*)                                            30,200             $ 683,275
Integrated Device Technology, Inc. (*)                                      23,000             1,295,188
Intel Corporation                                                           69,600             3,132,000
Novellus Systems, Inc. (*)                                                  32,400             1,326,375
                                                                                             -----------
                                                                                               6,436,838
                                                                                             -----------
TOTAL COMMON STOCKS
     (identified cost, $45,428,534)                                                           48,513,698

                                                                         PRINCIPAL
                                                                           AMOUNT
REPURCHASE AGREEMENT - 0.4%
Investors Bank & Trust Repurchase Agreement, 5.69%,
  dated 10/31/00, $199,262 due on 11/1/00 (secured by
  Federal Government Agency securities), at cost                         $ 199,231               199,231
                                                                                             -----------
TOTAL INVESTMENTS (identified cost, $45,627,765)                                              48,712,929

Other assets, less liabilities - (0.1%)                                                          (51,302)
                                                                                             -----------
NET ASSETS - 100%                                                                            $48,661,627
                                                                                             ===========

(*) Non-income producing security

See notes to financial statements.

DLB DISCIPLINED GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
-----------------------------------------------------------------------------------------------
     ASSETS:
         Investments, at value (identified cost, $45,627,765)                       $48,712,929
         Receivable for investments sold                                              3,437,331
         Receivable for fund shares sold                                                 13,587
         Dividends and interest receivable                                                5,174
         Receivable from investment manager                                               3,770
                                                                                    -----------
                                                                                     52,172,791
                                                                                    -----------
     LIABILITIES:
         Payable for investments purchased                                            3,434,987
         Payable for fund shares reacquired                                               8,212
         Accrued management fees                                                         29,955
         Accrued expenses                                                                38,010
                                                                                    -----------
                                                                                      3,511,164
                                                                                    -----------
     NET ASSETS                                                                     $48,661,627
                                                                                    ===========
     NET ASSETS CONSIST OF:
         Paid-in capital                                                            $37,419,032
         Unrealized appreciation of investments                                       3,085,164
         Accumulated undistributed net realized gain on investment transactions       8,157,431
                                                                                    -----------
                   Total                                                            $48,661,627
                                                                                    ===========
     SHARES OF BENEFICIAL INTEREST OUTSTANDING                                        2,803,714
                                                                                    ===========
     NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
        PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
        OUTSTANDING)                                                                $     17.36
                                                                                    ===========

See notes to financial statements.

DLB DISCIPLINED GROWTH FUND

STATEMENT OF OPERATIONS
Year Ended October 31, 2000
----------------------------------------------------------------------------------
     NET INVESTMENT INCOME:
         Dividends                                                     $   248,423
         Interest                                                           22,524
                                                                       -----------
                                                                           270,947
                                                                       -----------
     EXPENSES:
         Management fee                                                    365,004
         Trustees' fees                                                      7,085
         Custodian fees                                                     59,247
         Accounting and audit fees                                          29,646
         Registration fees                                                  24,154
         Legal fees                                                         14,587
         Transfer agent fee                                                  8,982
         Miscellaneous                                                       4,381
                                                                       -----------
                                                                           513,086

         Reduction of expenses by investment manager                       (75,082)
                                                                       -----------
                   Net expenses                                            438,004
                                                                       -----------
                   Net investment loss                                    (167,057)
                                                                       -----------
     REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

         Realized gain (identified cost basis)                           8,334,264

         Change in unrealized appreciation                              (2,992,890)
                                                                       -----------
                   Net realized and unrealized gain on investments       5,341,374
                                                                       -----------
                   Increase in net assets from operations              $ 5,174,317
                                                                       ===========

See notes to financial statements.

DLB DISCIPLINED GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------

                                                             Year           Ten Months          Year
                                                             Ended             Ended            Ended
                                                       October 31, 2000  October 31, 1999  December 31, 1998
                                                         ------------      ------------      ------------
     INCREASE (DECREASE) IN NET ASSETS:
       From operations:
          Net investment income (loss)                   $   (167,057)     $    (65,839)     $     22,336
          Net realized gain on investments                  8,334,264         5,080,337         4,595,904
          Net unrealized appreciation (depreciation)
            on investments                                 (2,992,890)       (1,765,520)        2,342,094
                                                         ------------      ------------      ------------
                                                            5,174,317         3,248,978         6,960,334
                                                         ------------      ------------      ------------
       Distributions to shareholders:
          From net investment income                             --              (2,240)          (27,930)
          From net realized gain on investments            (5,011,166)           (9,521)       (4,590,140)
                                                         ------------      ------------      ------------
                                                           (5,011,166)          (11,761)       (4,618,070)
                                                         ------------      ------------      ------------
       Fund share transactions:
          Net proceeds from sales of shares                 5,894,267         4,425,941         3,940,252
          Net asset value of shares issued in
            reinvestment of distributions                   4,983,828            11,698         4,586,644
          Cost of shares reacquired                        (4,062,870)       (1,299,361)         (630,887)
                                                         ------------      ------------      ------------
                                                            6,815,225         3,138,278         7,896,009
                                                         ------------      ------------      ------------
                 Total increase in net assets               6,978,376         6,375,495        10,238,273

     NET ASSETS:
       At beginning of period                              41,683,251        35,307,756        25,069,483
                                                         ------------      ------------      ------------
       At end of period (including accumulated
          undistributed net investment income of
          $2,240 in 1998)                                $ 48,661,627      $ 41,683,251      $ 35,307,756
                                                         ============      ============      ============


See notes to financial statements.

DLB DISCIPLINED GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------

                                                             Year        Ten Months
                                                             Ended         Ended         Years Ended December 31,    Period Ended
                                                          October 31,    October 31,      ----------------------      December 31,
                                                             2000           1999           1998           1997           1996 **
                                                            -------        -------        -------        -------        -------
  Per share data (for a share outstanding throughout
    each period):
    Net asset value- beginning of period                    $ 17.25        $ 15.89        $ 14.55        $ 11.66        $ 10.00
                                                            -------        -------        -------        -------        -------

    Income from investment operations:
      Net investment income (loss)                             (.06)          (.03)           .01            .03            .01
      Net realized and unrealized gain on investments          2.25           1.39           3.72           3.73           1.84
                                                            -------        -------        -------        -------        -------
                                                               2.19           1.36           3.73           3.76           1.85
                                                            -------        -------        -------        -------        -------
    Less distributions to shareholders:
      From net investment income (1)                             --             --           (.01)          (.03)         (.01)
      From net realized gain on investments (1)               (2.08)            --          (2.38)          (.83)          (.18)
      In excess of net realized gain on investment               --             --             --           (.01)            --
                                                            -------        -------        -------        -------        -------
                                                              (2.08)            --          (2.39)          (.87)          (.19)
                                                            -------        -------        -------        -------        -------
    Net asset value- end of period                          $ 17.36        $ 17.25        $ 15.89        $ 14.55        $ 11.66
                                                            =======        =======        =======        =======        =======
    Total Return                                              12.84%          8.60%         25.71%         32.23%         18.51%

    Ratios and Supplemental Data:
      Ratio of expenses to average net assets                   .90%           .90%*          .90%           .90%           .90%*
      Ratio of net investment income (loss) to average
        net assets                                             (.35%)         (.20%)*         .08%           .23%           .43%*
      Portfolio turnover                                        144%            97%            81%            46%            10%
      Net assets at end of period (000 omitted)             $48,662        $41,683        $35,308        $25,069        $13,897


      The investment manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
      Fund's total expenses do not exceed .90% of average daily net assets.  Without such agreement, the investment loss per share and ratios would have been:

      Net investment loss                                    $ (.09)        $ (.06)        $ (.02)        $ (.06)        $ (.01)

      Ratios (to average net assets):
         Expenses                                              1.05%          1.09%*         1.14%          1.55%          1.82%*
         Net investment loss                                   (.50%)         (.39%)*        (.17%)         (.43%)         (.50%)*

  *      Annualized
  **     For the period from August 26, 1996 (commencement of operations) to December 31, 1996.
  (1)    Distributions from net investment income and from net realized gain on investments for the ten months ended October 31,
         1999 were less than $.01 per share.

  See notes to financial statements.

DLB DISCIPLINED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Disciplined Growth Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to ensure that such value, including accrued interest, is greater than amounts owed to the Fund.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital. During the year ended October 31, 2000, $167,057 was reclassified from accumulated undistributed net realized gain on investment transactions to accumulated undistributed net investment income due to differences between book and tax accounting for the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .75% of average daily net assets. For the year ended October 31, 2000, the management fee amounted to $365,004. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed .90% of average daily net assets. For the year ended October 31, 2000, $75,082 of fund expenses were borne by Babson.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 2000 aggregated $70,712,509 and $68,987,183, respectively.


     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


          Aggregate cost                            $  45,634,763
                                                    =============
          Gross unrealized appreciation             $   6,351,386
          Gross unrealized depreciation                (3,273,220)
                                                    -------------
              Net unrealized appreciation           $   3,078,166
                                                    =============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                         Year        Ten Months      Year
                                         Ended          Ended        Ended
                                      October 31,    October 31,  December 31,
                                         2000           1999          1998
                                       --------       -------       -------
     Shares sold                        320,572       270,747       249,348
     Shares issued in reinvestment
        of  distributions               290,603           660       290,618
     Redemptions                       (223,889)      (77,526)      (40,944)
                                       --------       -------       -------
        Net increase                    387,286       193,881       499,022
                                       ========       =======       =======

                                      DLB






THE DLB VALUE FUND










                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2000
















                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                                  DLB VALUE FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB VALUE FUND seeks long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

MARKET OVERVIEW

THE SECOND HALF OF THE FISCAL YEAR ENDED OCTOBER 31, 2000 SHARPLY CONTRASTED WITH THE FIRST HALF. Major market themes such as the continued outperformance of growth stocks and a runaway market in technology stocks were completely reversed, with value stocks taking a strong lead in all capitalization ranges, and the tech-laden NASDAQ dropping more than 33% from its March 10th high of 5048.62. The volatility that was witnessed in the first half continued throughout the second, but it came in the form of downside returns for most broad market indicators.

IN ADDITION TO DOMINANT VALUE STOCK PERFORMANCE ON THE STYLE FRONT, LEAD BY SMALL CAP VALUE, MID-CAP STOCKS DOMINATED ON THE CAPITALIZATION FRONT. Many large cap portfolios with mid-cap exposure experienced an added advantage versus the competition, all else being equal. Similarly, core portfolios with a value bias were likely advantaged over peers with a growth bias. While most value benchmarks had only single digit positive returns in October, all growth and core benchmarks experienced negative absolute performance. These trends are very different from the first half of the year, when larger capitalization stocks and growth stocks in all cap ranges were the strongest asset classes.

THE BIPOLAR TREND THAT PREVAILED IN THE FIRST HALF OF THE YEAR WITH "NEW ECONOMY" STOCKS LEADING THE BROAD MARKETS HIGHER AND "OLD ECONOMY" STOCKS UNDERPERFORMING ALSO SHIFTED. "Old Economy" stocks, in the second half, in sectors such as Producer Durables, Utilities and Materials and Processing outshone "New Economy" names in the Communications, Healthcare and Internet related industries. As a majority of the "New Economy" names are also categorized as growth stocks, this makes sense.

VOLATILITY RESULTING IN NEGATIVE INDEX RETURNS ALSO BECAME EXTREME. The NASDAQ, Dow and S&P 500 all experienced negative performance for the half, with the NASDAQ continuing to be affected most by negative fluctuations. The Index closed down -14.26% over the second half of the fiscal year. The downward momentum was marked by a consistent downward trend mixed with large gains. Of the eight

                                                                  DLB VALUE FUND
--------------------------------------------------------------------------------

MARKET OVERVIEW
(CONT.)

daily movements of 5% or more, only two were negative. The positive gains of more than 5% all came in separate weeks and were all given back.

PERIODS OF POSITIVE MARKET RETURNS IN THE LAST FEW WEEKS WERE IN LARGE PART DRIVEN BY A GROWING BELIEF THAT THE FEDERAL RESERVE MAY LOWER RATES IN THE FIRST QUARTER OF 2001. Sentiment in the first half of the fiscal year that the Fed would stand pat on the past tightening interest rate moves has, in effect, been replaced with hope for a Fed easing.

CLARITY IN THE U.S. PRESIDENTIAL RACE, IN THE LAST FEW WEEKS, HAS ALSO PROVIDED A PLATFORM FOR MARKET GAINS. A final resolution in the first half of the next fiscal year, should give markets one less obstacle to overcome.

PORTFOLIO STRATEGY REVIEW

WE CONCLUDED OUR MID-YEAR REPORT BY NOTING THAT WE HAVE STAYED TRUE TO OUR DISCIPLINE AND CONTINUE TO BELIEVE THAT WHEN THE SCHIZOPHRENIC MARKET BEGINS TO EVIDENCE SIGNS OF NORMALCY THE STOCKS IN THE FUND'S PORTFOLIO WILL BENEFIT AS THEIR VALUES ARE RECOGNIZED BY A BROADER RANGE OF INVESTORS. We have seen signs of this return to value in the second half of the Fund's fiscal year ending October 31, 2000, and we are hopeful that our recent recovery in performance will persist for an extended period of time.

TO BORROW AND REWRITE A PHRASE FROM CHARLES DICKENS, THE FISCAL YEAR ENDING OCTOBER 31, 2000 WAS A TALE OF TWO MARKETS. On the one hand the first half was epitomized by the runaway market for technology stocks in the 4th quarter of 1999. Indeed, technology stocks led many broad market and growth benchmarks to all-time highs on the last day of the millennium. Growth stocks continued to dominate generally until March, 2000, as the NASDAQ reached an all-time high of 5048.62 on March 10. Value stocks and value indices lagged significantly during this period.

HOWEVER, A DISTINCT TURNAROUND FROM GROWTH TO VALUE BEGAN AROUND THE MIDDLE OF MARCH. It became clear that large capitalization growth stocks had unarguably fallen out of favor in the March-April time frame. This disparity between a faltering growth stock market and a resurgent value stock market continued into May, when value benchmarks produced positive

                                                                  DLB VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY REVIEW
(CONT.)

returns and growth benchmarks continued to slip with another month of negative returns. More importantly, in May the DLB Value portfolio produced superior returns of 3.17% versus that of the Russell 1000 Value Index at 1.05%, the S&P 500 Index at -2.05, and the S&P Barra Value Index at 0.31% for the third consecutive month. By the end of May the Fund had regained most of the ground it had lost in the overheated growth market that characterized the first two months of the new millennium.

JUNE PROVED TO BE A SOBERING MONTH FOR VALUE INVESTORS AS GROWTH STOCKS REBOUNDED SHARPLY, BUT VALUE RETURNED TO FAVOR AND OUTPERFORMED GROWTH IN THE 3RD QUARTER. It was a hard-earned victory for value during the summer, when a roller coaster market provided anything but a smooth ride for either value or growth investors. The blame for most of the uncertainty that roiled the markets in the 3rd quarter can be placed primarily on technology companies and their announcements or "pre-announcements" of disappointing earnings. Headlines in the Wall Street Journal included: "Warnings on Earnings Hurt Tech Stocks; NASDAQ Falls 3.23%" (July 6) and "NASDAQ Profit Warnings Hit Tech Stocks" (July 28). Additionally, announcements from "old economy" companies signaled a slowing economy. Higher oil prices, a weak Euro, inflation fears, and uncertainty regarding the presidential election also contributed to market volatility.

THE DLB VALUE FUND'S VALUATION CHARACTERISTICS CONTINUE TO BE EXTREMELY ATTRACTIVE. As of October 31, 2000, the average price/earnings ratio based on estimated earnings for 2001 for the companies in the Fund is only 14.9 times, compared to 24.8 times for the S&P 500 and 18.4 times for the Russell 1000 Value Index. The average price-to-book is 2.1, compared to 5.1 and 3.3 for the S&P 500 and Russell 1000 Value indices respectively. Also the Fund's current gross yield of 2.4% continues to be higher than the corresponding figure for the market of 1.1%.

THE FUND'S TOP TEN HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND ON THE FOLLOWING
PAGE:

                                                                  DLB VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY REVIEW
(CONT.)

--------------------------------------------------------------------------------
Top 10 Equity Holdings                                    % of Fund Assets
--------------------------------------------------------------------------------

Raytheon Co.                                                    3.6
Allstate Corp.                                                  3.6
United Health Group                                             3.4
Boeing                                                          3.4
Limited Inc.                                                    3.1
Duke Energy Corporation                                         3.0
Berkshire Hathaway                                              3.0
Fortune Brands                                                  2.9
USA Education Inc.                                              2.8
Weyerhaeuser                                                    2.8
Total                                                          31.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Diversification (%)         Portfolio        S&P 500       Difference
--------------------------------------------------------------------------------

Basic Materials                     14.1              2.4           +11.7
Capital Goods/Construction          13.0              8.2            +4.8
Communication Services               0.0              8.8            -8.8
Consumer Cyclical                   14.3              9.4            +4.9
Consumer Staples                     7.5              6.7            +0.8
Energy                               6.4              6.6            -0.2
Financial                           24.9             15.9            +9.0
Healthcare                           6.1             12.0            -5.9
Miscellaneous                        0.0              1.3            -1.3
Technology                           4.1             25.8           -21.7
Transport & Services                 4.4              0.6            +3.8
Utilities                            5.2              2.3            +2.9
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

THE COMEBACK OF VALUE IN THE LATTER PART OF THE FUND'S FISCAL YEAR WAS A POSITIVE. In the six months ended 10/31/00, the Fund returned 8.80% beating both the S&P500 Index return of -1.03% and the Russell 1000 Value return of 6.58%. The first half of the Fund's fiscal year was a struggle, displayed in the Fund's one-year return of 1.93% as of October 31, 2000. This return lagged that of both the S&P 500 Index and the Russell 1000 Value Index, which returned 6.09% and 5.52%, respectively. However, the Fund's deep value orientation was a distinct advantage in its closing that performance gap in the closing months of the fiscal year-a period in which value was generally in favor.

                                                                  DLB VALUE FUND
--------------------------------------------------------------------------------

OUTLOOK

WE DO NOT EXPECT THE NEXT FEW MILES OF ROAD TO BE SMOOTH ONES FOR INVESTORS. It is clear that the economy is slowing, something that the Fed has been attempting to orchestrate for a number of months. Inflation, another target for Mr. Greenspan, remains quiescent. If the Fed has indeed engineered a "soft landing," the Fund's overweightings in basic materials and producer durables should be leaders in the next market upturn. Similarly, the Fund's high-quality financial holdings will do well when the central bank eases, an action we rate much more probable now than further tightening. Additionally, defense spending should increase given the new President, and our portfolio is particularly well-positioned to take advantage of this activity.

                                                                  DLB VALUE FUND
--------------------------------------------------------------------------------

GROWTH OF A
$100,000 INVESTMENT

                              [CHART APPEARS HERE]


                                                 S&P 500/BARRA     RUSSELL 1000
       DATE      DLB VALUE FUND   S&P 500 INDEX   VALUE INDEX      VALUE INDEX

                   $100,000.00     $100,000.00    $100,000.00      $100,000.00
     31-Jul-95     $100,800.00     $102,400.00    $100,250.00      $103,480.00
     31-Aug-95     $100,699.20     $102,656.00    $101,102.13      $104,939.07
     30-Sep-95     $104,294.16     $106,988.08    $104,620.48      $108,737.86
     31-Oct-95     $102,093.55     $106,602.93    $102,988.40      $107,661.36
     30-Nov-95     $106,789.86     $111,282.79    $108,384.99      $113,109.02
     31-Dec-95     $108,178.13     $113,430.55    $111,387.26      $115,948.06
     31-Jan-96     $110,428.23     $117,287.19    $114,717.73      $119,565.64
     28-Feb-96     $113,398.75     $118,377.96    $115,796.08      $120,474.34
     31-Mar-96     $116,880.09     $119,514.39    $118,505.71      $122,522.40
     30-Apr-96     $118,306.03     $121,271.25    $119,714.47      $122,987.99
     30-May-96     $121,370.16     $124,400.05    $121,522.16      $124,525.34
     30-Jun-96     $120,654.07     $124,872.77    $120,938.85      $124,624.96
     31-Jul-96     $116,467.38     $119,353.39    $115,835.23      $119,914.13
     31-Aug-96     $120,252.57     $121,871.75    $119,032.28      $123,343.68
     30-Sep-96     $124,040.52     $128,733.13    $124,126.86      $128,252.75
     31-Oct-96     $125,057.65     $132,286.16    $128,322.35      $133,216.14
     30-Nov-96     $134,874.68     $142,287.00    $138,139.01      $142,874.31
     31-Dec-96     $134,132.87     $139,469.72    $135,873.53      $141,045.52
     31-Jan-97     $139,806.69     $148,186.57    $142,137.30      $147,886.22
     28-Feb-97     $142,155.44     $149,342.43    $143,174.91      $150,060.15
     31-Mar-97     $136,909.91     $143,204.45    $138,278.32      $144,657.98
     30-Apr-97     $139,374.28     $151,753.76    $143,463.76      $150,733.62
     31-May-97     $147,402.24     $160,995.56    $152,458.94      $159,159.63
     30-Jun-97     $152,752.94     $168,208.17    $158,282.87      $165,987.58
     31-Jul-97     $166,668.74     $181,597.54    $170,945.50      $178,469.84
     31-Aug-97     $162,068.68     $171,428.07    $163,218.76      $172,116.32
     30-Sep-96     $171,063.49     $180,822.33    $172,783.38      $182,512.14
     31-Oct-97     $163,468.27     $174,782.87    $166,442.23      $177,420.05
     30-Nov-97     $170,644.53     $182,875.31    $172,783.68      $185,262.02
     31-Dec-97     $169,415.89     $186,020.77    $176,619.48      $190,671.67
     31-Jan-98     $169,754.72     $188,085.60    $174,447.06      $187,964.13
     28-Feb-98     $182,825.83     $201,646.57    $187,530.59      $200,614.12
     31-Mar-98     $192,369.34     $211,970.88    $197,038.39      $212,891.70
     30-Apr-98     $196,582.23     $214,111.78    $199,363.44      $214,318.08
     31-May-98     $189,878.78     $210,429.06    $196,552.42      $211,146.17
     30-Jun-98     $191,815.54     $218,972.48    $198,046.22      $213,848.84
     31-Jul-98     $179,309.17     $216,629.47    $193,748.61      $210,085.10
     31-Aug-98     $150,512.12     $185,304.85    $162,593.84      $178,824.44
     30-Sep-98     $157,706.59     $197,182.89    $172,479.54      $189,088.96
     31-Oct-98     $171,521.69     $213,213.86    $185,984.69      $203,743.36
     30-Nov-98     $177,576.41     $226,134.62    $195,674.49      $213,237.80
     31-Dec-98     $178,304.47     $239,159.98    $202,542.67      $220,487.88
     31-Jan-99     $174,363.94     $249,156.86    $206,634.03      $222,251.78
     28-Feb-99     $175,340.38     $241,408.08    $202,191.40      $219,118.03
     31-Mar-99     $179,040.06     $251,064.41    $208,317.80      $223,653.78
     30-Apr-99     $201,455.88     $260,780.60    $226,274.79      $244,543.04
     31-May-99     $198,998.12     $254,626.18    $222,269.73      $241,853.07
     30-Jun-99     $201,823.89     $268,757.93    $230,804.88      $248,866.81
     31-Jul-99     $195,204.07     $260,372.68    $223,696.09      $241,575.01
     31-Aug-99     $189,406.51     $259,070.82    $218,036.58      $232,612.58
     30-Sep-99     $178,439.87     $251,972.28    $209,511.35      $224,494.40
     31-Oct-99     $183,614.62     $267,922.12    $221,327.79      $237,425.27
     30-Nov-99     $179,556.74     $273,360.94    $220,021.96      $235,573.36
      Dec 1999     $179,251.50     $289,461.90    $228,294.78      $236,704.11
      Jan 2000     $166,435.01     $274,930.92    $221,035.01      $228,987.56
      Feb 2000     $149,392.07     $269,734.72    $207,220.32      $211,973.78
      Mar 2000     $170,381.65     $296,114.78    $228,833.40      $237,834.58
      Apr 2000     $172,017.32     $287,201.72    $227,300.22      $235,075.70
      May 2000     $177,470.27     $281,314.09    $228,004.85      $237,543.99
      Jun 2000     $169,288.89     $288,234.41    $218,998.66      $226,688.23
      Jul 2000     $173,791.97     $283,737.96    $223,378.63      $229,521.84
      Aug 2000     $182,238.26     $301,358.08    $238,345.00      $242,283.25
      Sep 2000     $179,923.84     $285,446.38    $238,297.33      $244,512.26
      Oct 2000     $187,156.77     $284,247.50    $242,753.49      $250,527.26


--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/00
--------------------------------------------------------------------------------

                                6 Months    1 Year     5 Years    Annualized
                                 5/1/00-   11/1/99-   11/1/95-  Since Inception
                                10/31/00   10/31/00   10/31/00     7/25/95-
                                                                   10/31/00

  DLB Value Fund                  8.80      1.93       12.90        12.48
  Russell 1000 Value Index        6.58      5.52       18.40        18.10
  S&P 500 Index                  -1.03      6.09       21.67        21.14
  S&P 500 / BARRA Value Index     6.80      9.68       18.71        18.09
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

RUSSELL 1000 VALUE INDEX is an unmanaged index that contains those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth ratios than the Growth universe. Securities in the Fund do not match those in the Index, and the performance of the Fund will differ.

STANDARD & POORS 500 INDEX is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Fund do not match those in the Index and performance of the Fund will differ.

THE S&P 500/BARRA VALUE INDEX is an unmanaged index of those common stocks that have the lowest price-to-book ratios comprising half of the aggregate market capitalization of the S&P 500 Index. The Index is rebalanced semi-annually on January 1 and July 1. Securities in the Fund do not match those in the Index and performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                                  DLB VALUE FUND
--------------------------------------------------------------------------------








This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Value Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.
















                          Babson Securities Corporation
                     One Memorial Drive, Cambridge, MA 02142
                                 December 2000

                                         DLB VALUE FUND

                                         FINANCIAL STATEMENTS FOR THE YEAR ENDED
                                         OCTOBER 31, 2000 AND THE TEN MONTHS
                                         ENDED OCTOBER 31, 1999

DLB VALUE FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INDEPENDENT AUDITORS' REPORT                                                1


FINANCIAL STATEMENTS:

    Portfolio of Investments as of October 31, 2000                       2 - 4

    Statement of Assets and Liabilities as of October 31, 2000              5

    Statement of Operations for the Year Ended October 31, 2000             6

    Statements of Changes in Net Assets for the Year Ended
         October 31, 2000, the Ten Months Ended October 31, 1999, and
         the Year Ended December 31, 1998                                   7

    Financial Highlights for the Year Ended October 31, 2000, the Ten
         Months Ended October 31, 1999, and for each of the years in
         the Four-Year Period Ended December 31, 1998                       8

    Notes to Financial Statements                                        9 - 11

                                                                        DELOITTE
                                                                        & TOUCHE

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Tel:(617) 437 2000
Fax:(617) 437 2111
www.us.deloitte.com


INDEPENDENT AUDITORS' REPORT


To the Trustees of The DLB Fund Group and
   Shareholders of DLB Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Value Fund (the "Fund") (a series of The DLB Fund Group) as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2000, the ten months ended October 31, 1999 and the year ended December 31, 1998, and the financial highlights for the year ended October 31, 2000, the ten months ended October 31, 1999 and each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DLB Value Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the year ended October 31, 2000, the ten months ended October 31, 1999 and the year ended December 31, 1998, and the financial highlights for the year ended October 31, 2000, the ten months ended October 31, 1999 and each of the years in the four-year period ended December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

December 8, 2000

--------
Deloitte
Touche
Tohmatsu
--------

DLB VALUE FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------
COMMON STOCKS - 98.6%

                  ISSUER                                                   SHARES            VALUE

AEROSPACE - 11.8%
The Boeing Company                                                          27,700           $1,878,406
Lockheed Martin Corporation                                                 41,900            1,502,115
Raytheon Company                                                            59,600            2,037,575
Rockwell International Corporation                                          31,900            1,254,069
                                                                                            -----------
                                                                                              6,672,165
                                                                                            -----------
AIRLINES - 0.8%
KLM Royal Dutch Airlines (*)                                                25,585              463,728
                                                                                            -----------
AUTO & TRUCK MANUFACTURERS - 1.4%
General Motors Corporation                                                  12,800              795,200
                                                                                            -----------
AUTO PARTS - 2.5%
Dana Corporation                                                            63,000            1,397,813
                                                                                            -----------
BANKS - 10.3%
The Chase Manhattan Corporation                                             28,500            1,296,750
Citigroup Inc.                                                              28,538            1,501,812
National City Corporation                                                   68,000            1,453,500
Wells Fargo & Company                                                       33,400            1,546,838
                                                                                            -----------
                                                                                              5,798,900
                                                                                            -----------
CHEMICALS - GENERAL - 2.5%
E. I. Du Pont de Nemours and Company                                        31,200            1,415,700
                                                                                            -----------
CHEMICALS - SPECIALTY - 1.1%
Millenium Chemicals Inc.                                                    38,400              619,200
                                                                                            -----------
COMPUTER RELATED - 3.2%
Apple Computer, Inc.                                                        25,400              496,888
International Business Machines Corporation                                 13,500            1,329,750
                                                                                            -----------
                                                                                              1,826,638
                                                                                            -----------
ELECTRIC POWER - 5.2%
Duke Energy Corporation                                                     19,700            1,702,819
Sempra Energy                                                               58,300            1,206,081
                                                                                            -----------
                                                                                              2,908,900
                                                                                            -----------
FINANCIAL SERVICES - 7.7%
American Express Company                                                    25,500            1,530,000
The Student Loan Corporation                                                23,500            1,257,250
USA Education, Inc.                                                         28,150            1,572,881
                                                                                            -----------
                                                                                              4,360,131
                                                                                            -----------
FOOD PRODUCERS - 2.7%
Diageo PLC                                                                  39,840            1,498,980
                                                                                            -----------
                                       2

                  ISSUER                                                   SHARES            VALUE

FOOD RETAILERS - 1.9%
Albertson's, Inc.                                                           44,500           $1,054,094
                                                                                            -----------
HOUSEWARES - 2.9%
Fortune Brands, Inc.                                                        55,000            1,619,063
                                                                                            -----------
INSURANCE COMPANIES - 6.5%
The Allstate Corporation                                                    49,400            1,988,350
Berkshire Hathaway Inc., Class B (*)                                           798            1,678,194
                                                                                            -----------
                                                                                              3,666,544
                                                                                            -----------
MEDICAL SUPPLIES & SERVICES - 6.0%
Tenet Healthcare Corporation                                                37,000            1,454,563
United Health Group Inc.                                                    17,600            1,925,000
                                                                                            -----------
                                                                                              3,379,563
                                                                                            -----------
METALS & MINING - 1.5%
Hanson plc. Sponsored ADR                                                   21,400              561,750
Martin Marietta Materials, Inc.                                              7,100              272,640
                                                                                            -----------
                                                                                                834,390
                                                                                            -----------
OFFICE EQUIPMENT - 0.8%
Xerox Corporation                                                           54,800              462,375
                                                                                            -----------
OIL - DOMESTIC - 1.2%
USX - Marathon Group                                                        25,600              696,000
                                                                                            -----------
OIL - INTERNATIONAL - 5.0%
BP Amoco P.L.C. Sponsored ADR                                               26,916            1,371,034
Royal Dutch Petroleum Company                                               24,800            1,472,500
                                                                                            -----------
                                                                                              2,843,534
                                                                                            -----------
PAPER & FOREST PRODUCTS - 7.7%
Potlatch Corporation                                                        37,400            1,252,900
Weyerhaeuser Company                                                        33,500            1,572,406
Willamette Industries, Inc.                                                 42,600            1,546,913
                                                                                            -----------
                                                                                              4,372,219
                                                                                            -----------
PRINTING & PUBLISHING - 2.5%
Harcourt General, Inc.                                                      24,900            1,395,645
                                                                                            -----------
RAILROADS - 2.7%
CSX Corporation                                                             31,300              792,281
Norfolk Southern Corporation                                                51,400              726,025
                                                                                            -----------
                                                                                              1,518,306
                                                                                            -----------
RESTAURANT & LODGING - 2.6%
McDonald's Corporation                                                      46,800            1,450,800
                                                                                            -----------
RETAIL - GENERAL - 2.1%
Sears, Roebuck and Co.                                                      39,700            1,180,281
                                                                                            -----------
                                       3

                  ISSUER                                                   SHARES            VALUE

RETAIL - SPECIALTY - 3.0%
The Limited, Inc.                                                           67,600            1,706,900
                                                                                            -----------
STEEL - 2.1%
USX- U.S. Steel Group, Inc.                                                 74,900           $1,193,717
                                                                                            -----------
TRANSPORTATION - MISC - 0.9%
Sabre Holdings Corporation                                                  14,400              481,500
                                                                                            -----------
TOTAL COMMON STOCKS
     (identified cost, $50,216,815 )                                                         55,612,286

                                                                         PRINCIPAL
                                                                           AMOUNT

REPURCHASE AGREEMENT - 0.7%
Investors Bank & Trust Repurchase Agreement, 5.69%,
  dated 10/31/00, $416,102 due on 11/1/00 (secured by
  Federal Government Agency securities), at cost                         $ 416,036              416,036
                                                                                            -----------
TOTAL INVESTMENTS (identified cost, $50,632,851 )                                            56,028,322

Other assets, less liabilities - 0.7%                                                           402,423
                                                                                            -----------
NET ASSETS - 100%                                                                           $56,430,745
                                                                                            ===========


(*) Non-income producing security

See notes to financial statements.

DLB VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000
----------------------------------------------------------------------------------
     ASSETS:

         Investments, at value (identified cost, $50,632,851)         $ 56,028,322
         Receivable for investments sold                                   470,557
         Receivable for fund shares sold                                    39,564
         Dividends and interest receivable                                  85,023
         Other assets                                                        2,358
                                                                      ------------
                                                                        56,625,824
                                                                      ------------
     LIABILITIES:
         Payable for investments purchased                                  75,570
         Payable for fund shares reacquired                                 53,208
         Accrued management fee                                             25,065
         Accrued expenses                                                   41,236
                                                                      ------------
                                                                           195,079
                                                                      ------------
     NET ASSETS                                                       $ 56,430,745
                                                                      ============
     NET ASSETS CONSIST OF:
         Paid-in capital                                              $ 54,757,485
         Unrealized appreciation of investments                          5,395,471
         Accumulated net realized loss on investment transactions       (4,663,321)
         Accumulated undistributed net investment income                   941,110
                                                                      ------------
                   Total                                              $ 56,430,745
                                                                      ============
     SHARES OF BENEFICIAL INTEREST OUTSTANDING                           4,113,662
                                                                      ============
     NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
        PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
        OUTSTANDING)                                                  $      13.72
                                                                      ============

See notes to financial statements.

DLB VALUE FUND

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2000
----------------------------------------------------------------------------------
     NET INVESTMENT INCOME:
         Dividends (net of foreign tax withheld of $16,258)            $ 1,488,358
         Interest                                                          134,091
                                                                       -----------
                                                                         1,622,449
                                                                       -----------
     EXPENSES:
         Management fee                                                    354,355
         Trustees' fees                                                      7,085
         Custodian fees                                                     61,924
         Accounting and audit fees                                          30,672
         Registration fee                                                   27,869
         Legal fees                                                         14,536
         Transfer agent fee                                                  9,028
         Miscellaneous                                                       3,995
                                                                       -----------
                                                                           509,464
                                                                       -----------
                   Net investment income                                 1,112,985
                                                                       -----------
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

         Realized loss (identified cost basis)                          (4,640,757)

         Change in unrealized appreciation                               4,458,965
                                                                       -----------
                   Net realized and unrealized loss on investments        (181,792)
                                                                       -----------
                   Increase in net assets from operations              $   931,193
                                                                       ===========

See notes to financial statements.

DLB VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------

                                                                  Year           Ten Months           Year
                                                                  Ended             Ended             Ended
                                                             October 31, 2000 October 31, 1999   December 31, 1998
                                                               ------------      ------------      ------------
     INCREASE (DECREASE) IN NET ASSETS:
       From operations:
          Net investment income                                $  1,112,985      $  1,422,633      $  1,237,016
          Net realized gain (loss) on investments                (4,640,757)        5,248,005         4,274,144
          Net unrealized appreciation (depreciation)
            of investments                                        4,458,965        (4,541,428)       (2,709,889)
                                                               ------------      ------------      ------------
                                                                    931,193         2,129,210         2,801,271
                                                               ------------      ------------      ------------
       Distributions to shareholders:
          From net investment income                             (1,594,508)           (8,992)       (1,228,024)
          From net realized gain on investments                  (5,010,423)           (5,665)       (4,256,810)
          In excess of net realized gain on investments             (22,564)             --                --
                                                               ------------      ------------      ------------
                                                                 (6,627,495)          (14,657)       (5,484,834)
                                                               ------------      ------------      ------------
       Fund share transactions:
          Net proceeds from sales of shares                      41,558,156        28,017,225        27,948,166
          Net asset value of shares issued in
            reinvestment of distributions                         6,610,228            14,621         5,469,771
          Cost of shares reacquired                             (60,423,859)      (27,674,902)      (15,272,460)
                                                               ------------      ------------      ------------
                                                                (12,255,475)          356,944        18,145,477
                                                               ------------      ------------      ------------
                 Total increase (decrease) in net assets        (17,951,777)        2,471,497        15,461,914

     NET ASSETS:
       At beginning of period                                    74,382,522        71,911,025        56,449,111
                                                               ------------      ------------      ------------
       At end of period (including accumulated
          undistributed net investment income of $941,110,
          $1,422,633 and $8,992, respectively)                 $ 56,430,745      $ 74,382,522      $ 71,911,025
                                                               ============      ============      ============


See notes to financial statements.

DLB VALUE FUND

FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

                                                       Year       Ten Months
                                                       Ended        Ended             Years Ended December 31,        Period Ended
                                                    October 31,   October 31,    -----------------------------------   December 31,
                                                        2000         1999          1998         1997          1996         1995**
                                                      --------     --------      --------     --------      --------     --------
   Per share data (for a share outstanding
    throughout each period):
    Net asset value- beginning of period              $  14.91     $  14.48      $  14.91     $  12.53      $  10.58     $  10.00
                                                      --------     --------      --------     --------      --------     --------

    Income from investment operations:
       Net investment income                               .39          .29           .27          .15           .16          .09
       Net realized and unrealized gain (loss) on
          investments                                     (.21)         .14           .50         3.15          2.38          .73
                                                      --------     --------      --------     --------      --------     --------
                                                          0.18         0.43           .77         3.30          2.54          .82
                                                      --------     --------      --------     --------      --------     --------
    Less distributions to shareholders:
       From net investment income(1)                      (.33)          -           (.27)        (.15)         (.16)        (.09)
       From net realized gain on investments(1)          (1.04)          -           (.93)        (.70)         (.41)        (.15)
       In excess of net realized gain on investments(2)     -            -             -          (.07)         (.02)          -
                                                      --------     --------      --------     --------      --------     --------
                                                         (1.37)          -          (1.20)        (.92)         (.59)        (.24)
                                                      --------     --------      --------     --------      --------     --------
    Net asset value- end of period                    $  13.72     $  14.91      $  14.48     $  14.91      $  12.53     $  10.58
                                                      ========     ========      ========     ========      ========     ========

    Total Return                                          1.93%        2.98%         5.25%       26.35%        23.99%       18.64%*

    Ratios and Supplemental Data:
       Ratio of expenses to average net assets             .79%         .74%*         .60%         .71%          .80%         .80%*
       Ratio of net investment income to
          average net assets                              1.73%        2.22%*        1.85%        1.40%         1.56%        2.02%*
       Portfolio turnover                                   41%          28%           21%          25%           23%           7%
       Net assets at end of period (000 omitted)      $ 56,431     $ 74,383      $ 71,911     $ 56,449      $ 19,228     $ 10,818

     For certain periods indicated below, the manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:

       Net investment income                          $     -      $     -       $    .25        $ .13         $ .09        $ .02

       Ratios (to average net assets):
         Expenses                                           -            -            .75%         .92%         1.50%        2.43%*
         Net investment income                              -            -           1.69%        1.19%          .86%        0.40%*

   *   Annualized
   **  For the period from July 25, 1995 (commencement of operations) to December 31, 1995.
   (1) Distributions from net investment income and from net realized gain on investments for the ten months ended October 31,
       1999 were less than $.01 per share.
   (2) Distributions in excess of net realized gain on investments for the year ended October 31, 2000 were less less than
       $.01 per share.

   See notes to financial statements.

DLB VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Value Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

     FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

     At October 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,640,757 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2008.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .55% of average daily net assets. For the year ended October 31, 2000, the management fee amounted to $354,355. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed .80% of average daily net assets.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 2000 aggregated $25,754,355 and $41,219,149, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


     Aggregate cost                                       $ 50,655,415
                                                          ============

     Gross unrealized appreciation                        $ 11,521,464
     Gross unrealized depreciation                          (6,148,557)
                                                          ------------
       Net unrealized appreciation                        $  5,372,907
                                                          ============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                         YEAR          TEN MONTHS         YEAR
                                         ENDED           ENDED            ENDED
                                       OCTOBER 31,     OCTOBER 31,     DECEMBER 31,
                                          2000            1999             1998
                                       ----------      ----------       ---------
     Shares sold                        3,219,844       1,827,660       1,766,141
     Shares issued in reinvestment
        of  distributions                 514,816             902         380,870
     Redemptions                       (4,611,094)     (1,803,494)       (968,493)
                                       ----------      ----------       ---------
        Net increase (decrease)          (876,434)         25,068       1,178,518
                                       ==========      ==========       =========

                                      DLB










THE DLB CORE GROWTH FUND










                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2000










                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                            DLB CORE GROWTH FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB CORE GROWTH FUND seeks longer term capital and income growth through investment primarily in common stocks.

MARKET OVERVIEW

THE SECOND HALF OF THE FISCAL YEAR ENDED OCTOBER 31, 2000 SHARPLY CONTRASTED WITH THE FIRST HALF. Major market themes such as the continued outperformance of growth stocks and a runaway market in technology stocks were completely reversed, with value stocks taking a strong lead in all capitalization ranges, and the tech-laden NASDAQ dropping more than 33% from its March 10th high of 5048.62. The volatility that was witnessed in the first half continued throughout the second, but it came in the form of downside returns for most broad market indicators.

IN ADDITION TO DOMINANT VALUE STOCK PERFORMANCE ON THE STYLE FRONT, LEAD BY SMALL CAP VALUE, MID-CAP STOCKS DOMINATED ON THE CAPITALIZATION FRONT. Many large cap portfolios with mid-cap exposure experienced an added advantage versus the competition, all else being equal. Similarly, core portfolios with a value bias were likely advantaged over peers with a growth bias. While most value benchmarks had only single digit positive returns in October, all growth and core benchmarks experienced negative absolute performance. These trends are very different from the first half of the year, when larger capitalization stocks and growth stocks in all cap ranges were the strongest asset classes.


THE BIPOLAR TREND THAT PREVAILED IN THE FIRST HALF OF THE YEAR WITH "NEW ECONOMY" STOCKS LEADING THE BROAD MARKETS HIGHER AND "OLD ECONOMY" STOCKS UNDERPERFORMING ALSO SHIFTED. "Old Economy" stocks, in the second half, in sectors such as Producer Durables, Utilities and Materials and Processing outshone "New Economy" names in the Communications, Healthcare and Internet related industries. As a majority of the "New Economy" names are also categorized as growth stocks, this makes sense.


VOLATILITY RESULTING IN NEGATIVE INDEX RETURNS ALSO BECAME EXTREME. The NASDAQ, Dow and S&P 500 all experienced negative performance for the half, with the NASDAQ continuing to be affected most by negative fluctuations. The Index closed down -14.26% over the second half of the fiscal year. The downward momentum was marked by a consistent downward trend mixed with large gains. Of the eight daily movements of 5% or more, only two were negative. The

                                                            DLB CORE GROWTH FUND
--------------------------------------------------------------------------------

MARKET OVERVIEW
(CONT.)

positive gains of more than 5% all came in separate weeks and were all given back.


PERIODS OF POSITIVE MARKET RETURNS IN THE LAST FEW WEEKS WERE IN LARGE PART DRIVEN BY A GROWING BELIEF THAT THE FEDERAL RESERVE MAY LOWER RATES IN THE FIRST QUARTER OF 2001. Sentiment in the first half of the fiscal year that the Fed would stand pat on the past tightening interest rate moves has, in effect, been replaced with hope for a Fed easing.


CLARITY IN THE U.S. PRESIDENTIAL RACE, IN THE LAST FEW WEEKS, HAS ALSO PROVIDED A PLATFORM FOR MARKET GAINS. A final resolution in the first half of the next fiscal year, should give markets one less obstacle to overcome.

PORTFOLIO STRATEGY REVIEW

THE DLB CORE GROWTH FUND IS FOCUSED ON INVESTING IN HIGH GROWTH, HIGH QUALITY BUSINESSES WITH LEADING MARKET POSITIONS IN THEIR RESPECTIVE INDUSTRIES. There are four sectors of the economy where we are identifying many of the investment opportunities for the Fund: telecommunications, finance, healthcare and technology.

IN THE TELECOMMUNICATIONS SECTOR THE RAPID GLOBAL BUILDOUT OF THE INTERNET AND THE RESULTING INSATIABLE DEMAND FOR BANDWIDTH (NETWORK CAPACITY) WAS AN INVESTMENT THEME IN THE FUND THROUGHOUT FISCAL 2000. Investment spending on equipment to support the Internet infrastructure, both in fiber optics and wireless continues to grow at a high rate. Concerns rose toward the end of fiscal 2000 that this rate of growth in capital spending may be slowing next year, and is something we are following very closely.

TELECOMMUNICATIONS EQUIPMENT MAKERS CISCO SYSTEMS, NOKIA AND JUNIPER NETWORKS ARE CORE HOLDINGS IN THE FUND. Fiberoptic cable and component suppliers Corning, Nortel, SDL Inc. and JDS Uniphase are holdings that are experiencing enormous demand for their products. Semiconductor companies Analog Devices, PMC Sierra and Vitesse Semiconductor are all benefiting from high growth in the telecom and wireless space.

WE WERE CAUTIOUS IN THE FINANCE SECTOR FOR MOST OF FISCAL 2000 DUE TO THE RISING INTEREST RATE ENVIRONMENT AND

                                                            DLB CORE GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY REVIEW
(CONT.)

CONCERNS OVER DETERIORATING CREDIT QUALITY AMONG MANY OF THE NATIONS LENDING INSTITUTIONS. Credit quality problems (bad loans) are beginning to surface at regional and larger banks in recent months, and we feel this problem will get worse before it gets better. As a result we are underweight in the finance sector versus the broader market, with an emphasis on the property casualty insurance and mortgage finance industries. American International Group and Federal Home Loan Mortgage Corp. are core holdings in the Fund, and should benefit if we get some relief from the Fed on interest rates in 2001.


CURRENT TRENDS IN THE HEALTHCARE SECTOR ARE SIMILAR TO SIX MONTHS AGO, AND REMAIN POLITICAL IN NATURE. The threat of potential healthcare reform that will follow continues to weigh heavily on the healthcare sector. Healthcare service providers (HMO's, hospitals, nursing homes, surgery centers) are especially vulnerable, and we are avoiding this segment of the market in the DLB Core Growth Fund. Within the healthcare sector we are focusing on the medical device companies with high growth rates (Guidant and Medtronic are both core holdings) and the large pharmaceutical companies with deep pipelines of new products (Pfizer and Pharmacia are both owned in the Fund).


THE TECHNOLOGY SECTOR OF THE MARKET HAS BEEN AN EXTREMELY CONTROVERSIAL AND VOLATILE AREA IN THE SECOND HALF OF FISCAL YEAR 2000. We experienced two sharp corrections in technology stocks in April/May and again in the September/October time frame. Earnings estimates for the balance of 2000 and calendar year 2001 have been coming down consistently in the past several months. Expectations by investors are coming down, which has created a difficult environment for technology investing. We still have a meaningful portion of the Fund invested in this segment of the market, but we have reduced our exposure here in the second half of fiscal year 2001.


THE FUND'S TOP TEN HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND ON THE FOLLOWING
PAGE:

                                                            DLB CORE GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY REVIEW
(CONT.)
--------------------------------------------------------------------------------
Top 10 Equity Holdings                                    % of Fund Assets
--------------------------------------------------------------------------------
General Electric                                                4.6
American International Group                                    3.9
Paychex                                                         3.7
AT&T Corp. - Liberty Media Group                                3.6
Microsoft                                                       3.5
Freddie Mac                                                     3.2
Sun Microsystems                                                3.1
Nokia Corporation                                               2.9
Cisco Systems                                                   2.9
America Online                                                  2.6
Total                                                          34.0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Sector Diversification (%)         Portfolio        S&P 500       Difference
--------------------------------------------------------------------------------
Basic Materials                      0.0              2.4            -2.4
Capital Goods/Construction           4.7              8.2            -3.5
Communication Services              12.2              8.8            +3.4
Consumer Cyclical                    6.2              9.4            -3.2
Consumer Staples                     3.5              6.7            -3.2
Energy                               3.5              6.6            -3.1
Financial                           13.9             15.9            -2.0
Healthcare                          12.4             12.0            +0.4
Miscellaneous                        1.6              1.3            +0.3
Technology                          42.0             25.8           +16.2
Transport & Services                 0.0              0.6            -0.6
Utilities                            0.0              2.3            -2.3
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

THE LAST SIX MONTHS OF FISCAL YEAR 2000 WAS VOLATILE FOR GROWTH INVESTORS. The Fund which returned -3.9% beat the Russell 1000 Growth Index which returned -7.9%, but fell short of the S&P 500 Index which returned -1.0% during this six-month period. On the whole, the one-year ended 10/31/00 proved to be a very rewarding year for investors in the DLB Core Growth Fund. The Fund gained 18.6% in this time period compared to a 6.1% total return for the S&P 500 Index and a 9.3% total return for the Russell 1000 Growth Index. The Fund also performed well versus it's peer group, outpacing the average large cap growth mutual fund performance of 15.3% as measured by Lipper Analytical Services. This relative outperformance places the DLB Core Growth Fund in the top 32% of it's Lipper Large Cap Growth peer group.*

* Lipper Analytical Services, 10/31/00. Lipper rankings are based on total returns but do not consider sales charges. The DLB Core Growth Fund was ranked 154/496 (1yr) in the Large Capitalization Growth universe. Past performance is no guarantee of future results.

                                                            DLB CORE GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
(CONT.)

PERFORMANCE IN THE TECHNOLOGY AND TELECOMMUNICATIONS SECTORS WERE LARGE CONTRIBUTORS TO RETURNS IN THE FIRST HALF OF FISCAL YEAR 2000. In an effort to hold on to those gains the Fund was positioned more defensively in the second half of the year. Investments in healthcare, stable growth businesses, and companies with high levels of earnings visibility were added to the portfolio. At the same time we reduced the overall technology exposure in the Fund.

OUTLOOK

LOOKING FORWARD WE EXPECT TO SEE CONTINUED STRONG UNDERLYING OPERATING RESULTS THROUGHOUT MANY SEGMENTS OF THE TECHNOLOGY AND TELECOM SECTOR, ALBEIT AT A LOWER RATE OF GROWTH THAN IN YEARS PAST. Earnings growth estimates and investor expectations in this area continue to come down, creating uncertainty and volatility in the short term. Over the long term we remain optimistic on many technology companies that are benefiting from trends taking place in this country and throughout the world.

HEALTHCARE STOCKS WERE FACING POLITICAL PRESSURE FROM WASHINGTON. We expect this group to perform better following the election (especially with a Republican in the White House) and have been increasing our exposure here.

COMPANIES IN THE FINANCE SECTOR CONTINUE TO "FIGHT THE FED" with the rising interest rate environment we are currently experiencing as well as credit quality problems, and as a result we are cautious on the finance sector in general for the next several months.

WE CONTINUE TO AVOID THE PURE "DOT.COM" INTERNET COMPANIES, AND FEEL THAT WITHOUT ANY COMPELLING VALUATION SUPPORT THIS PART OF THE MARKET IS ESPECIALLY VULNERABLE. Many of these companies never should have come public in the first place, and we expect to see many go out of business in 2001 and beyond.

IN CONCLUSION, WE REMAIN COMMITTED TO BUILDING ON OUR LONGSTANDING TRADITION OF INVESTING IN NEW GROWTH OPPORTUNITIES, without losing sight of the fundamental investment disciplines that have served our clients and shareholders well.

                                                            DLB CORE GROWTH FUND
--------------------------------------------------------------------------------

GROWTH OF A
$100,000 INVESTMENT

                              [CHART APPEARS HERE]

                                           Russell 1000
                     DLB Core Growth       Growth Index         S&P 500
                     ---------------       ------------         -------

                       $100,000.00          $100,000.00       $100,000.00
         Jan-98        $101,900.00          $103,220.00       $102,010.00
      28-Feb-98        $108,900.53          $110,982.14       $109,364.92
      31-Mar-98        $110,697.39          $115,410.33       $114,964.40
      30-Apr-98        $114,793.19          $117,002.99       $116,125.55
      31-May-98        $110,488.45          $113,680.11       $114,128.19
      30-Jun-98        $114,189.81          $120,637.33       $118,761.79
      31-Jul-98        $114,395.35          $119,841.13       $117,491.04
      31-Aug-98         $97,396.20          $101,852.97       $100,501.83
      30-Sep-98        $104,291.85          $109,675.28       $106,944.00
      31-Oct-98        $112,291.04          $118,493.17       $115,638.55
      30-Nov-98        $120,993.59          $127,510.50       $122,646.25
      31-Dec-98        $131,326.45          $139,011.95       $129,710.67
      31-Jan-99        $131,431.51          $147,171.95       $135,132.58
      28-Feb-99        $124,058.20          $140,446.19       $130,929.95
      31-Mar-99        $130,608.47          $147,847.71       $136,167.15
      30-Apr-99        $131,731.71          $148,039.91       $141,436.82
      31-May-99        $128,346.20          $143,495.09       $138,098.91
      30-Jun-99        $134,802.02          $153,539.74       $145,763.40
      31-Jul-99        $132,550.82          $148,657.18       $141,215.58
      31-Aug-99        $130,496.28          $151,080.29       $140,509.50
      30-Sep-99        $126,085.51          $147,907.60       $136,659.54
      31-Oct-99        $132,440.22          $159,074.63       $145,310.09
      30-Nov-99        $136,850.48          $167,664.66       $148,259.89
       Dec 1999        $148,564.88          $185,101.78       $156,992.40
       Jan 2000        $143,201.69          $176,420.51       $149,111.38
       Feb 2000        $161,416.94          $185,047.47       $146,293.17
       Mar 2000        $172,877.55          $198,296.87       $160,600.64
       Apr 2000        $163,334.71          $188,857.94       $155,766.56
       May 2000        $151,002.94          $179,339.50       $152,573.35
       Jun 2000        $162,901.97          $192,933.43       $156,326.65
       Jul 2000        $158,080.07          $184,888.11       $153,887.96
       Aug 2000        $172,006.92          $201,620.48       $163,444.40
       Sep 2000        $163,320.57          $182,547.19       $154,814.54
       Oct 2000        $157,000.07          $173,912.70       $154,164.32

--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/00
--------------------------------------------------------------------------------
                                           6 Months    1 Year     Annualized
                                            5/1/00-   11/1/99-  Since Inception
                                           10/31/00   10/31/00     1/20/98-
                                                                   10/31/00

        DLB Core Growth Fund                -3.87       18.57        17.29
        Russell 1000 Growth Index           -7.91        9.33        20.61
        S&P 500 Index                       -1.03        6.09        15.78
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values than the Value universe. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.

STANDARD & POORS 500 INDEX is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Fund do not match those in the Index and performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                            DLB CORE GROWTH FUND
--------------------------------------------------------------------------------





This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Core Growth Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.




















                          Babson Securities Corporation
                     One Memorial Drive, Cambridge, MA 02142
                                 December 2000

--------------------------------------------------------------------------------





                                         DLB CORE GROWTH FUND

                                         FINANCIAL STATEMENTS FOR THE YEAR ENDED
                                         OCTOBER 31, 2000 AND THE TEN MONTHS
                                         ENDED OCTOBER 31, 1999

DLB CORE GROWTH FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INDEPENDENT AUDITORS' REPORT                                               1

FINANCIAL STATEMENTS:

    Portfolio of Investments as of October 31, 2000                      2 - 4

    Statement of Assets and Liabilities as of October 31, 2000             5

    Statement of Operations for the Year Ended October 31, 2000            6

    Statements of Changes in Net Assets for the Year Ended
         October 31, 2000, the Ten Months Ended October 31, 1999, and
         the period from January 20, 1998 (commencement of operations)
         to December 31, 1998                                              7

    Financial Highlights for the Year Ended October 31, 2000,
          the Ten Months Ended October 31, 1999, and the Period
         from January 20, 1998 (commencement of operations)
         to December 31, 1998                                              8

    Notes to Financial Statements                                        9 - 11

                                                                        DELOITTE
                                                                        & TOUCHE

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Tel:(617) 437 2000
Fax:(617) 437 2111
www.us.deloitte.com


INDEPENDENT AUDITORS' REPORT


To the Trustees of The DLB Fund Group and
   Shareholders of DLB Core Growth Fund:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Core Growth Fund (the "Fund") (formerly known as DLB Growth Fund) (a series of The DLB Fund Group) as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended October 31, 2000, the ten months ended October 31, 1999 and the period from January 20, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DLB Core Growth Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended October 31, 2000, the ten month period ended October 31, 1999 and the period from January 20, 1998 (commencement of operations) to December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

December 8, 2000

--------
Deloitte
Touche
Tohmatsu
--------

DLB CORE GROWTH FUND

PORTFOLIO OF INVESTMENTS
October 31, 2000
----------------------------------------------------------------------------------------------------------

COMMON STOCKS - 95.5%

                    ISSUER                                               SHARES               VALUE

BANKS - 2.5%
Citigroup Inc.                                                              73,933         $   3,890,724
                                                                                           -------------
BEVERAGES - 1.2%
Anheuser-Busch Companies, Inc.                                              27,800             1,271,850
PepsiCo, Inc.                                                               12,600               610,313
                                                                                           -------------
                                                                                               1,882,163
                                                                                           -------------
COAL, GAS AND PIPE - 1.4%
The Coastal Corporation                                                     29,800             2,248,038
                                                                                           -------------
COMMUNICATION EQUIPMENT - 10.6%
Advanced Fibre Communication (*)                                            36,300             1,182,019
Alcatel                                                                     31,900             1,989,763
Corning Incorporated                                                        30,600             2,340,900
JDS Uniphase Corporation                                                    14,800             1,205,275
Juniper Networks, Inc.                                                       6,900             1,345,500
Nokia Corp.                                                                105,700             4,518,675
Nortel Networks Corporation                                                 52,100             2,370,550
SDL Inc.                                                                     4,100             1,062,925
Sycamore Networks Inc.                                                       9,600               607,200
                                                                                           -------------
                                                                                              16,622,807
                                                                                           -------------
COMMUNICATION SERVICES - 8.1%
AT&T Corp-Liberty Media Group                                              315,000             5,670,000
Clear Channel Communication, Inc. (*)                                       51,800             3,111,238
E. Biscom Spa (*)                                                            1,700               220,770
Qwest Communications Intl Inc. (*)                                          76,600             3,724,675
                                                                                           -------------
                                                                                              12,726,683
                                                                                           -------------
COMPUTER RELATED - 10.0%
Cisco Systems, Inc.                                                         83,100             4,477,013
EMC Corporation                                                             37,300             3,322,031
International Business Machines Corporation                                 15,400             1,516,900
Solectron Corporation                                                       35,000             1,540,000
Sun Microsystems, Inc.                                                      43,100             4,778,713
                                                                                           -------------
                                                                                              15,634,657
                                                                                           -------------

                                       2

                    ISSUER                                               SHARES               VALUE

COMPUTER SOFTWARE - 11.6%
Adobe Systems Incorporated                                                  16,000           $ 1,217,000
America Online, Inc.                                                        79,100             3,989,013
Microsoft Corporation (*)                                                   79,400             5,468,675
Oracle Corporation                                                          97,400             3,214,200
Siebel Systems, Inc.                                                         7,800               818,513
Symantec Corporation (*)                                                    55,900             2,183,594
Veritas Software Corporation                                                 9,600             1,353,750
                                                                                           -------------
                                                                                              18,244,745
                                                                                           -------------
COSMETIC & TOILETRY - 0.6%
The Gillette Company                                                        25,300               882,338
                                                                                           -------------

DRUGS - 7.6%
American Home Products Corporation                                          41,600             2,641,600
Bristol-Meyers Squibb Company                                               42,100             2,565,469
Pfizer Inc.                                                                 87,100             3,761,631
Pharmacia & Upjohn Inc.                                                     53,577             2,946,735
                                                                                           -------------
                                                                                              11,915,435
                                                                                           -------------
ELECTRICAL EQUIPMENT - 4.6%
General Electric Company                                                   131,900             7,229,769
                                                                                           -------------
ELECTRONICS & INSTRUMENTS - 0.7%
Flextronics International Ltd.                                              30,900             1,174,200
                                                                                           -------------
FINANCIAL SERVICES - 6.9%
Federal Home Loan Mortgage Corporation                                      82,600             4,956,000
Paychex, Inc.                                                              102,400             5,804,800
                                                                                           -------------
                                                                                              10,760,800
                                                                                           -------------
FOOD RETAILERS - 1.6%
Safeway Inc. (*)                                                            44,900             2,455,469
                                                                                           -------------
INSURANCE COMPANIES - 3.9%
American International Group, Inc.                                          62,687             6,143,326
                                                                                           -------------
MEDIA - 1.9%
Cox Communications, Inc. (*)                                                68,700             3,027,094
                                                                                           -------------
MEDICAL SUPPLIES & SERVICES - 4.2%
Guidant Corporation (*)                                                     51,800             2,742,163
Medtronic, Inc.                                                             72,200             3,921,363
                                                                                           -------------
                                                                                               6,663,526
                                                                                           -------------
OIL - INTERNATIONAL - 1.9%
Exxon Mobil Corporation                                                     33,847             3,018,729
                                                                                           -------------
RECREATION - 1.7%
Comcast Corporation Cl A (*)                                                64,800             2,600,100
                                                                                           -------------
RETAIL - GENERAL - 0.8%
Best Buy Co, Inc. (*)                                                       26,000             1,304,875
                                                                                           -------------
                                       3

                    ISSUER                                               SHARES               VALUE

RETAIL - SPECIALTY - 1.5%
The Home Depot, Inc.                                                        53,700         $   2,309,100
                                                                                           -------------
SEMICONDUCTORS - 10.3%
Analog Devices, Inc.                                                        43,100             2,801,500
Intel Corporation                                                           83,600             3,762,000
Linear Technology Corporation                                               38,700             2,498,569
Maxim Integrated Products, Inc.                                             36,000             2,387,250
Microchip Technology Incorporated                                           26,475               837,272
PMC-Sierra Inc.                                                              8,500             1,440,750
Vitesse Semiconductor Corporation (*)                                       34,300             2,398,850
                                                                                           -------------
                                                                                              16,126,191
                                                                                           -------------
SOFTWARE AND SERVICES - 1.9%
Automatic Data Processing, Inc.                                             41,100             2,684,344
Storagenetworks Inc. (*)                                                     5,100               323,531
                                                                                           -------------
                                                                                               3,007,875
                                                                                           -------------
TOTAL COMMON STOCKS
     (identified cost, $141,145,796)                                                         149,868,644

                                                                        Principal
                                                                          Amount

REPURCHASE AGREEMENT - 2.8%
Investors Bank & Trust Repurchase Agreement, 5.69%,
  dated 10/31/00, $4,387,319 due on 11/1/00 (secured by
  Federal Government Agency securities), at cost                       $ 4,386,626             4,386,626
                                                                                           -------------

TOTAL INVESTMENTS (identified cost, $145,532,422)                                            154,255,270

Other assets, less liabilities - 1.7%                                                          2,664,793
                                                                                           -------------
NET ASSETS - 100%                                                                          $ 156,920,063
                                                                                           =============

(*) Non-income producing security

See notes to financial statements.

DLB CORE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
-------------------------------------------------------------------------------------------
ASSETS:

    Investments, at value (identified cost, $145,532,422)                      $154,255,270
    Receivables for investment sold                                               5,793,428
    Receivable for fund shares sold                                                 433,367
    Dividends and interest receivable                                                33,213
                                                                               ------------
                                                                                160,515,278
                                                                               ------------
LIABILITIES:
    Payable for investments purchased                                             3,350,978
    Payable for fund shares reaquired                                               128,421
    Accrued management fee                                                           72,365
    Accrued expenses                                                                 43,451
                                                                               ------------
                                                                                  3,595,215
                                                                               ------------
NET ASSETS                                                                     $156,920,063
                                                                               ============
NET ASSETS CONSIST OF:
    Paid-in capital                                                            $132,847,112
    Unrealized appreciation of investments                                        8,722,848
    Accumulated undistributed net realized gain on investment transactions       15,350,103
                                                                               ------------
                                                                               $156,920,063
                                                                               ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                        10,713,587
                                                                               ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
  PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
  OUTSTANDING)                                                                 $      14.65
                                                                               ============

See notes to financial statements.

DLB CORE GROWTH FUND

STATEMENT OF OPERATIONS
Year Ended October 31, 2000
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
    Dividends (net of foreign tax withholdings of $2,012 )     $    515,884
    Interest                                                        381,406
                                                               ------------
                                                                    897,290
                                                               ------------
EXPENSES:
    Management fee                                                  823,338
    Trustees' fees                                                    7,078
    Custodian fees                                                   95,288
    Registration fee                                                 54,672
    Accounting and audit fees                                        30,673
    Legal fees                                                       12,311
    Transfer agent fee                                                8,961
    Miscellaneous                                                     4,001
                                                               ------------
                                                                  1,036,322
                                                               ------------
           Net investment loss                                     (139,032)
                                                               ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Realized gain (identified cost basis)                        16,459,587

    Change in unrealized appreciation                             5,148,922
                                                               ------------
           Net realized and unrealized gain on investments       21,608,509
                                                               ------------
           Increase in net assets from operations              $ 21,469,477
                                                               ============

See notes to financial statements.

DLB CORE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
                                                                        Year         Ten Months Ended     Period Ended
                                                                       Ended            October 31,        December 31,
                                                                  October 31, 2000         1999               1998*
                                                                    -------------      -------------      -------------
INCREASE IN NET ASSETS:
  From operations:
    Net investment income (loss)                                    $    (139,032)     $     177,493      $     128,567
    Net realized gain on investments                                   16,459,587          4,819,251            677,899
    Net unrealized appreciation (depreciation) of investments           5,148,922         (3,520,316)         7,094,242
                                                                    -------------      -------------      -------------
                                                                       21,469,477          1,476,428          7,900,708
                                                                    -------------      -------------      -------------
  Distributions to shareholders:
    From net investment income                                           (177,493)            (1,548)          (127,019)
    In excess of net investment income                                     (6,121)              --                 --
    From net realized gain on investments                              (5,783,582)            (3,062)          (674,837)
                                                                    -------------      -------------      -------------
                                                                       (5,967,196)            (4,610)          (801,856)
                                                                    -------------      -------------      -------------
  Fund share transactions:
    Net proceeds from sales of fund shares                            101,373,578        130,816,308         25,153,000
    Net asset value of shares issued in
       reinvestment of distributions                                    5,967,196              4,610            801,856
    Cost of shares reacquired                                         (81,914,090)       (49,355,356)              --
                                                                    -------------      -------------      -------------
                                                                       25,426,684         81,465,562         25,954,856
                                                                    -------------      -------------      -------------
            Total increase in net assets                               40,928,965         82,937,380         33,053,708

NET ASSETS:
  At beginning of period                                              115,991,098         33,053,718                 10
                                                                    -------------      -------------      -------------
  At end of period (including accumulated undistributed net
    investment income of $0, $177,493 and $1,548, respectively)     $ 156,920,063      $ 115,991,098      $  33,053,718
                                                                    =============      =============      =============

  * For the period from January 20, 1998 (commencement of operations)  to December 31, 1998

See notes to financial statements.

DLB CORE GROWTH FUND

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
                                                                         Year         Ten Months       Period
                                                                        Ended           Ended           Ended
                                                                      October 31,     October 31,    December 31,
                                                                         2000            1999           1998**
                                                                     ------------    ------------    -----------
Per share data (for a share outstanding throughout
   each period):
   Net asset value- beginning of period                              $      12.93    $      12.82    $     10.00
                                                                     ------------    ------------    -----------
   Income from investment operations:
     Net investment income (loss)                                            (.01)            .02            .05
     Net realized and unrealized gain on investments                         2.36             .09           3.09
                                                                     ------------    ------------    -----------
                                                                             2.35             .11           3.14
                                                                     ------------    ------------    -----------
   Less distributions to shareholders:
     From net investment income (1)(2)                                      (0.02)        --                (.05)
     From net realized gain on investments (1)                              (0.61)        --                (.27)
                                                                     ------------    ------------    -----------
                                                                            (0.63)        --                (.32)
                                                                     ------------    ------------    -----------
   Net asset value- end of period                                    $      14.65    $      12.93    $     12.82
                                                                     ============    ============    ===========
   Total return                                                             18.57%            .85%         31.33%

   Ratios and Supplemental Data:
     Ratio of expenses to average net assets                                  .69%            .68% *         .80% *
     Ratio of net investment income (loss) to average net assets             (.09%)           .19% *         .48% *
     Portfolio turnover                                                        96%             66%            34%
     Net assets at end of period (000 omitted)                       $    156,920    $    115,991    $    33,054

  For the period indicated below, the manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:

     Net investment income                                           $      --         $      --         $         .03

     Ratios (to average net assets):
        Expenses                                                            --                --         .95% *
        Net investment income                                               --                --         .32% *

  *    Annualized
  **   For the period from January 20, 1998 (commencement of operations) to December 31, 1998.
  (1)  Distributions from net investment income and from net realized gain on investments for the ten months ended
       October 31, 1999 were less than $.01 per share.
  (2)  Distributions in excess of net investment income for the year ended October 31, 2000 were less than $.01 per share.

  See notes to financial statements.

DLB CORE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Core Growth Fund (the "Fund"), formerly known as DLB Growth Fund, is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to ensure that such value, including accrued interest, is greater than amounts owed to the Fund.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital. During the year ended October 31, 2000, $145,153 was reclassified from accumulated undistributed net realized gain on investment transactions to accumulated undistributed net investment income due to differences between book and tax accounting for the offset of net investment loss against short-term capital gains and foreign currency transactions. This change had no effect on the net assets or net asset value per share.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .55% of average daily net assets. For the year ended October 31, 2000, the management fee amounted to $823,338. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed .80% of average daily net assets.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 2000 aggregated $149,750,476 and $137,220,574, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

         Aggregate cost                                         $ 145,990,449
                                                                =============
         Gross unrealized appreciation                          $  20,463,763
         Gross unrealized depreciation                            (12,198,942)
                                                                -------------
            Net unrealized appreciation                         $   8,264,821
                                                                =============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                         Period from
                                           Year          Ten Months    January 20, 1998
                                          Ended            Ended       (commencement of
                                        October 31,      October 31,    operations) to
                                           2000             1999       December 31, 1998
                                        ----------       ----------       ----------
     Shares sold                         6,889,195       10,276,496        2,515,233
     Shares issued in reinvestment
          of distributions                 438,121              350           63,188
     Redemptions                        (5,587,405)      (3,881,592)            --
                                        ----------       ----------       ----------
          Net increase                   1,739,911        6,395,254        2,578,421
                                        ==========       ==========       ==========

                                      DLB





THE DLB SMALL COMPANY OPPORTUNITIES FUND









                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2000
















                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                 DLB SMALL COMPANY OPPORTUNITIES
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB SMALL COMPANY OPPORTUNITIES FUND seeks long-term capital appreciation through investing primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's investment manager to be realistically valued.

MARKET OVERVIEW

THE SECOND HALF OF THE FISCAL YEAR ENDED OCTOBER 31, 2000 SHARPLY CONTRASTED WITH THE FIRST HALF. Major market themes such as the continued outperformance of growth stocks and a runaway market in technology stocks were completely reversed, with value stocks taking a strong lead in all capitalization ranges, and the tech-laden NASDAQ dropping more than 33% from its March 10th high of 5048.62. The volatility that was witnessed in the first half continued throughout the second, but it came in the form of downside returns for most broad market indicators.

IN ADDITION TO DOMINANT VALUE STOCK PERFORMANCE ON THE STYLE FRONT, LEAD BY SMALL CAP VALUE, MID-CAP STOCKS DOMINATED ON THE CAPITALIZATION FRONT. Many large cap portfolios with mid-cap exposure experienced an added advantage versus the competition, all else being equal. Similarly, core portfolios with a value bias were likely advantaged over peers with a growth bias. While most value benchmarks had only single digit positive returns in October, all growth and core benchmarks experienced negative absolute performance. These trends are very different from the first half of the year, when larger capitalization stocks and growth stocks in all cap ranges were the strongest asset classes.

THE BIPOLAR TREND THAT PREVAILED IN THE FIRST HALF OF THE YEAR WITH "NEW ECONOMY" STOCKS LEADING THE BROAD MARKETS HIGHER AND "OLD ECONOMY" STOCKS UNDERPERFORMING ALSO SHIFTED. "Old Economy" stocks, in the second half, in sectors such as Producer Durables, Utilities and Materials and Processing outshone "New Economy" names in the Communications, Healthcare and Internet related industries. As a majority of the "New Economy" names are also categorized as growth stocks, this makes sense.

VOLATILITY RESULTING IN NEGATIVE INDEX RETURNS ALSO BECAME EXTREME. The NASDAQ, Dow and S&P 500 all experienced negative performance for the half, with the NASDAQ continuing to be affected most by negative fluctuations. The Index closed down -14.26% over the second

                                                 DLB SMALL COMPANY OPPORTUNITIES
--------------------------------------------------------------------------------

MARKET OVERVIEW
(CONT.)

half of the fiscal year. The downward momentum was marked by a consistent downward trend mixed with large gains. Of the eight daily movements of 5% or more, only two were negative. The positive gains of more than 5% all came in separate weeks and were all given back.

PERIODS OF POSITIVE MARKET RETURNS IN THE LAST FEW WEEKS WERE IN LARGE PART DRIVEN BY A GROWING BELIEF THAT THE FEDERAL RESERVE MAY LOWER RATES IN THE FIRST QUARTER OF 2001. Sentiment in the first half of the fiscal year that the Fed would stand pat on the past tightening interest rate moves has, in effect, been replaced with hope for a Fed easing.

CLARITY IN THE U.S. PRESIDENTIAL RACE, IN THE LAST FEW WEEKS, HAS ALSO PROVIDED A PLATFORM FOR MARKET GAINS. A final resolution in the first half of the next fiscal year should give markets one less obstacle to overcome.

PORTFOLIO STRATEGY REVIEW

IN OUR SIX-MONTH REVIEW, WE NOTED THAT WE REDUCED THE TECHNOLOGY WEIGHTINGS AND ADDED TO ENERGY-RELATED STOCKS. These moves paid off handsomely as we avoided significant technology declines and participated in the energy rally during the second half of the fiscal year ended October 31, 2000. However, at the risk of sounding schizophrenic, the value relationships have inverted. Technology stocks are relatively cheap and energy stocks are expensive.

WE ARE CURRENTLY ADDING TO SOME OF OUR EXISTING TECHNOLOGY WEIGHTINGS SUCH AS ELANTEC SEMICONDUCTOR. We have also added new names, including Rudolph Technologies, Brooks Automation, and Boston Communications. Rudolph Technologies has advanced production processes for copper-based semiconductors. Brooks Automation has gained critical scale in the design of semiconductor handling systems. Lastly, Boston Communications provides prepaid telephone service.

THE FUND'S FINANCIAL EXPOSURE HAS BEEN INCREASED THROUGH THE PURCHASE OF STEWART INFORMATION SYSTEMS, A MORTGAGE INSURER TRADING UNDER BOOK VALUE, AND TRENWICK INSURANCE, A REINSURER WITH NEW GROWTH PROSPECTS DUE TO AN ACQUISITION. We also bought Sterling Bancorp, which makes small commercial loans in Manhattan.

IN THE HEALTHCARE-RELATED SEGMENT, WE INVESTED IN PEDIATRIAX, which outsources

                                                 DLB SMALL COMPANY OPPORTUNITIES
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY REVIEW
(CONT.)

neonatal intensive care units, Kendle International, a clinical research organization that is at a cyclical low, and Wilson Great Batch, which sells power supplies to medical device companies.

MORE IMPORTANT THAN ANY INDUSTRY THEME, THESE COMPANIES FIT OUR BASIC INVESTMENT STRATEGY. All can generate high returns on capital over an entire business cycle, have little debt leverage, and the potential for EPS growth.

THE FUND'S TOP TEN HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND BELOW:


--------------------------------------------------------------------------------
Top 10 Equity Holdings                                    % of Fund Assets
--------------------------------------------------------------------------------
Morrison Management                                            2.37
Performance Food Group                                         2.29
Woodhead Industries                                            2.26
Boston Private Financial Holdings                              2.24
Bacou USA Inc                                                  2.19
Stewart Information Services                                   2.17
Shuffle Master Inc.                                            2.17
First Republic Bank                                            2.10
Lifeline Systems Inc.                                          2.00
Boston Communications Group                                    1.98
Total                                                         21.77
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector                                              Russell
Diversification (%)                Portfolio         2000         Difference
--------------------------------------------------------------------------------
Technology                          13.6             16.1            -2.5
Healthcare                           6.2             14.8            -8.6
Consumer Discretionary              11.5             16.0            -4.5
Consumer Staples                     5.3              2.4            +2.9
Energy                               5.6              3.4            +2.2
Materials & Processing               8.8              8.5            +0.3
Producer Durables                   16.4              8.5            +7.9
Autos & Transportation               2.2              3.1            -0.9
Financial Services                  25.5             20.0            +5.5
Utilities                            3.1              6.2            -3.1
Other                                1.7              1.1            +0.6
--------------------------------------------------------------------------------

                                                 DLB SMALL COMPANY OPPORTUNITIES
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000, THE DLB SMALL COMPANY OPPORTUNITIES FUND WAS UP 45.9%, VERSUS 17.4% FOR THE RUSSELL 2000 INDEX. The Russell 2000 Value Index was up 17.3%. The value bent helped the Fund, but we markedly outperformed both indices. The Fund benefited from great stock picks and timely industry sector weightings, which both emanated from our bottom-up stock picking approach.

OUTLOOK

WE BELIEVE THE OUTLOOK FOR THE STOCK MARKET IS NOT AS BAD AS THE NEAR-TERM ECONOMIC PICTURE. The Federal Reserve has moved to a loosening bias, which means it is likely to lower rates if the economy continues to weaken. If the Federal reserve does lower rates, it could provide a market stimulus. It could take three to six months, but that is not important in the grand scheme of things.


AS THE STOCK MARKET DECLINES, IT WILL PROVIDE OPPORTUNITIES TO BUY EXCITING GROWTH COMPANIES AT BARGAIN PRICES. Only the future will determine if we are choosing the right ones. We certainly did during fiscal year 2000. Thank you for your patience. We believe it will continue to be rewarded, long term.

                                                 DLB SMALL COMPANY OPPORTUNITIES
--------------------------------------------------------------------------------

GROWTH OF A
$100,000 INVESTMENT

                              [CHART APPEARS HERE]

                            SMALL COMPANY           RUSSELL    RUSSELL 2000
              DATE          OPPORTUNITIES         2000 INDEX   VALUE INDEX

                             $100,000.00         $100,000.00   $100,000.00
               Jul-98         $95,100.00          $90,860.00    $91,496.51
            31-Aug-98         $74,301.63          $73,214.99    $77,167.40
            30-Sep-98         $77,704.64          $78,947.72    $81,525.30
            31-Oct-98         $80,401.00          $82,168.79    $83,946.03
            30-Nov-98         $82,097.46          $86,474.43    $86,218.26
            31-Dec-98         $86,095.60          $91,827.20    $88,921.80
            31-Jan-99         $83,598.83          $93,048.50    $86,903.46
            28-Feb-99         $78,699.94          $85,511.57    $80,970.14
            31-Mar-99         $77,401.39          $86,845.55    $80,302.14
            30-Apr-99         $82,602.76          $94,626.92    $87,632.84
            31-May-99         $87,104.61          $96,008.47    $90,326.39
            30-Jun-99         $94,107.83         $100,348.05    $93,596.98
            31-Jul-99         $94,710.12          $97,598.51    $91,375.66
            31-Aug-99         $92,408.66          $93,987.37    $88,035.53
            30-Sep-99         $92,011.30          $94,006.17    $86,275.44
            31-Oct-99         $88,606.88          $94,391.59    $84,549.16
            30-Nov-99         $94,003.04         $100,026.77    $84,987.33
             Dec 1999         $97,988.77         $111,349.80    $87,596.44
             Jan 2000        $100,732.46         $109,557.07    $85,310.17
             Feb 2000        $108,055.71         $127,644.94    $90,522.63
             Mar 2000        $118,223.75         $119,233.14    $90,948.08
             Apr 2000        $115,681.94         $112,055.30    $91,484.68
             May 2000        $114,154.94         $105,522.48    $90,084.96
             Jun 2000        $126,449.42         $114,724.04    $92,715.44
             Jul 2000        $126,044.79         $111,029.93    $95,802.87
             Aug 2000        $131,842.85         $119,501.51   $100,085.25
             Sep 2000        $133,873.23         $115,988.17    $99,514.77
             Oct 2000        $129,294.76         $110,815.09    $99,156.51

--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/00
--------------------------------------------------------------------------------

                                             6 Months   1 Year    Annualized
                                              5/1/00-  11/1/99- Since Inception
                                             10/31/00  10/31/00    7/20/98-
                                                                   10/31/00

         DLB Small Company Opportunities       11.78     45.92      11.64
         Russell 2000 Index                    -1.11     17.41       4.53
         Russell 2000 Value Index               8.40     17.30      -0.19

--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

RUSSELL 2000 INDEX is an unmanaged index that measures the performance of the 2000 smallest stocks in the Russell 3000 Index that represent approximately 8% of the U.S. equity market capitalization. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.

RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                 DLB SMALL COMPANY OPPORTUNITIES
--------------------------------------------------------------------------------








This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Small Company Opportunities Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.
















                          Babson Securities Corporation
                     One Memorial Drive, Cambridge, MA 02142
                                 December 2000

                                         DLB SMALL COMPANY
                                         OPPORTUNITIES FUND

                                         FINANCIAL STATEMENTS FOR THE YEAR ENDED
                                         OCTOBER 31, 2000 AND THE TEN MONTHS
                                         ENDED OCTOBER 31, 1999

DLB SMALL COMPANY OPPORTUNITIES  FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------




INDEPENDENT AUDITORS' REPORT                                               1

FINANCIAL STATEMENTS:

    Portfolio of Investments as of October 31, 2000                      2 - 5

    Statement of Assets and Liabilities as of October 31, 2000             6

    Statement of Operations for the Year Ended October 31, 2000            7


    Statements of Changes in Net Assets for the Year Ended
         October 31, 2000,  the Ten Months Ended October 31, 1999,
         and Period from July 20, 1998 (commencement of operations)
         to December 31, 1998                                              8

    Financial Highlights for the Year Ended October 30, 2000, the
         Ten Months Ended October 31, 1999, and the Period from
         July 20, 1998 (commencement of operations) to
         December 31, 1998                                                 9

    Notes to Financial Statements                                       10 - 12

                                                                        DELOITTE
                                                                        & TOUCHE

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Tel:(617) 437 2000
Fax:(617) 437 2111
www.us.deloitte.com



INDEPENDENT AUDITORS' REPORT


To the Trustees of The DLB Fund Group and
   Shareholders of DLB Small Company Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Small Company Opportunities Fund (the "Fund") (formerly known as DLB Micro Capitalization Fund) (a series of The DLB Fund Group) as of October 31, 2000, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended October 31, 2000, the ten months ended October 31, 1999 and the period from July 20, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DLB Small Company Opportunities Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended, the ten months ended October 31, 1999 and the period from July 20, 1998 (commencement of operations) to December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

December 8, 2000

--------
Deloitte
Touche
Tohmatsu
--------

DLB SMALL COMPANY OPPORTUNITIES  FUND

PORTFOLIO OF INVESTMENTS
October 31, 2000
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 91.9%

                    ISSUER                                                             SHARES               VALUE

AEROSPACE - 1.1%
Herley Industries, Inc (*)                                                              43,600              $ 888,350
                                                                                                          -----------
AIRLINES - 0.2%
Hub Group, Inc. (*)                                                                     17,200                139,213
                                                                                                          -----------
BANKS - 11.3%
Boston Private Financial Holdings, Inc.                                                106,500              1,903,688
CFS Bancorp, Inc.                                                                      109,300              1,147,650
Financial Institutions, Inc.                                                            92,300              1,315,275
First Essex Bancorp, Inc.                                                               91,500              1,595,531
First Republic Bancorp Inc. (*)                                                         65,600              1,779,400
Pacific Crest Capital, Inc.                                                             76,000                959,500
Sterling Bancorp                                                                        41,400                812,475
                                                                                                          -----------
                                                                                                            9,513,519
                                                                                                          -----------
CHEMICAL - SPECIALTY - 2.5%
Balchem Corporation                                                                     96,400              1,253,200
Penford Corporation                                                                     64,000                816,000
                                                                                                          -----------
                                                                                                            2,069,200
                                                                                                          -----------
COMMUNICATION SERVICES - 3.4%
Boston Communications Group, Inc. (*)                                                   71,200              1,682,100
Gentner Communications Corporation (*)                                                  77,000              1,232,000
                                                                                                          -----------
                                                                                                            2,914,100
                                                                                                          -----------
COMPUTER RELATED - 0.8%
PCD Inc. (*)                                                                            74,200                695,625
                                                                                                          -----------
CONSTRUCTION - 1.2%
Crossman Communities, Inc. (*)                                                          56,200              1,008,088
                                                                                                          -----------
DIVERSIFIED - 4.7%
Azz Incorporated                                                                        71,600              1,114,275
Astronics Corporation (*)                                                               95,300                992,350
Bacou USA, Inc. (*)                                                                     74,300              1,857,500
                                                                                                          -----------
                                                                                                            3,964,125
                                                                                                          -----------

                                       2

                    ISSUER                                                             SHARES               VALUE

ELECTRONICS & INSTRUMENTS - 10.2%
ADE Corporation (*)                                                                     77,200             $1,379,950
Bel Fuse Inc                                                                            37,608              1,509,021
Lifeline Systems, Inc. (*)                                                             130,800              1,700,400
Signal Technology Corporation (*)                                                       85,100              1,372,238
Spectrum Control, Inc. (*)                                                              66,700                825,413
Wilson Greatbatch Technologies, Inc. (*)                                                29,600                710,400
Woodward Governor Company                                                               26,200              1,173,270
                                                                                                          -----------
                                                                                                            8,670,692
                                                                                                          -----------
ELECTRICAL EQUIPMENT - 6.3%
EDO Corporation                                                                        101,800                916,200
LSI Industries Inc.                                                                     71,200              1,335,000
SBS Technologies, Inc.                                                                  44,500              1,145,875
Woodhead Industries, Inc.                                                               87,000              1,914,000
                                                                                                          -----------
                                                                                                            5,311,075
                                                                                                          -----------
ELECTRICAL POWER - 0.7%
Southwest Water Company                                                                 43,200                583,200
                                                                                                          -----------
EXPLORATION & DRILLING - 3.4%
RPC, Inc.                                                                              134,200              1,669,113
Stone Energy Corporation (*)                                                            23,300              1,192,960
                                                                                                          -----------
                                                                                                            2,862,073
                                                                                                          -----------
FINANCIAL SERVICES - 1.1%
Webster Financial Corporation                                                           39,694                967,541
                                                                                                          -----------
FOOD RETAILERS - 3.1%
Performance Food Group Company (*)                                                      47,900              1,939,950
Wild Oats Markets, Inc.                                                                113,800                718,363
                                                                                                          -----------
                                                                                                            2,658,313
                                                                                                          -----------
INSURANCE COMPANIES - 5.5%
Donegal Group Inc.                                                                      14,700                139,650
Highlands Insurance Group, Inc. (*)                                                    154,300              1,388,700
Midland Company                                                                            100                  2,913
Stewart Information Services Corporation                                               117,100              1,844,325
Trenwick Group Ltd                                                                      64,700              1,269,738
                                                                                                          -----------
                                                                                                            4,645,326
                                                                                                          -----------
MACHINERY & EQUIPMENT - 6.3%
Gardner Denver, Inc. (*)                                                                79,400              1,458,975
Hardinge Inc.                                                                           95,600              1,105,375
Robbins & Myers, Inc.                                                                   38,100                921,544
Shuffle Master, Inc.                                                                    81,900              1,837,631
                                                                                                          -----------
                                                                                                            5,323,525
                                                                                                          -----------
MATERIALS & PROCESSING - 1.1%
Esco Electronics Corporation (*)                                                        51,000                927,563
                                                                                                          -----------
                                       3

                    ISSUER                                                             SHARES               VALUE

MEDIA - 1.5%
Saga Communications, Inc.                                                               76,775             $1,266,788
                                                                                                          -----------
MEDICAL SUPPLIES & SERVICES - 6.1%
ICU Medical, Inc. (*)                                                                   42,300              1,057,500
Meridian Diagnostics, Inc.                                                             172,700              1,295,250
Morrison Management Specialists, Inc.                                                   60,090              2,013,015
Novametrix Medical Systems Inc. (*)                                                    153,300                785,663
                                                                                                          -----------
                                                                                                            5,151,428
                                                                                                          -----------
METAL PRODUCTS - 0.5%
CompX International Inc.                                                                36,600                436,913
                                                                                                          -----------
NATURAL GAS - 1.4%
EnergySouth, Inc.                                                                       10,500                216,563
Osca, Inc. (*)                                                                          61,600                954,800
                                                                                                          -----------
                                                                                                            1,171,363
                                                                                                          -----------
OIL - INTERNATIONAL - 0.5%
Chieftain International, Inc. (*)                                                       22,300                451,575
                                                                                                          -----------
PAPER & FOREST PRODUCTS - 1.0%
Fibermark, Inc. (*)                                                                    104,000                838,500
                                                                                                          -----------
PHOTO & OPTICAL - 1.3%
II VI Inc.                                                                              54,500              1,127,469
                                                                                                          -----------
PROFESSIONAL SERVICES - 2.9%
FTI Consulting, Inc. (*)                                                               172,800              1,188,000
Quixote Corporation                                                                     77,100              1,262,513
                                                                                                          -----------
                                                                                                            2,450,513
                                                                                                          -----------
REAL ESTATE - 1.9%
Mid-Atlantic Realty Trust REIT                                                         143,100              1,609,875
                                                                                                          -----------
RETAIL - SPECIALTY - 1.4%
Bridgford Food Corporation                                                              96,653              1,208,163
                                                                                                          -----------
SAVINGS & LOANS - 2.2%
Flushing Financial Corporation                                                          77,300              1,178,825
Lawrence Savings Bank                                                                   77,200                665,850
                                                                                                          -----------
                                                                                                            1,844,675
                                                                                                          -----------
SEMICONDUCTORS - 4.6%
BTU International, Inc. (*)                                                            127,200              1,510,500
Elantec Semiconductor, Inc.                                                              6,000                667,500
Richardson Electronics, Ltd.                                                            71,900                984,131
Rudolph Technologies, Inc. (*)                                                          18,500                721,500
                                                                                                          -----------
                                                                                                            3,883,631
                                                                                                          -----------
TRANSPORTATION - 1.4%
GulfMark Offshore, Inc. (*)                                                             43,200              1,225,800
                                                                                                          -----------

                                       4

                    ISSUER                                                             SHARES               VALUE

TRUCKING & SHIPPING - 0.6%
Forward Air Corporation                                                                 12,200              $ 501,725
                                                                                                          -----------
WHOLESALERS - 1.7%
Scansource, Inc. (*)                                                                     3,600                171,900
United Natural Foods, Inc.                                                              99,900              1,254,987
                                                                                                          -----------
                                                                                                            1,426,887
                                                                                                          -----------
TOTAL COMMON STOCKS
     (identified cost, $73,301,743)                                                                        77,736,833

                                                                                    PRINCIPAL
                                                                                      AMOUNT
REPURCHASE AGREEMENT - 10.4%
Investors Bank & Trust Repurchase Agreement, 5.69%,
  dated 10/31/00, $8,833,542 due on 11/1/00 (secured by
  Federal Government Agency securities), at cost                                    $8,832,146              8,832,146
                                                                                                          -----------
TOTAL INVESTMENTS (identified cost, $82,133,889 )                                                          86,568,979

Other assets, less liabilities - (2.3%)                                                                    (1,962,069)
                                                                                                          -----------
NET ASSETS - 100%                                                                                         $84,606,910
                                                                                                          ===========

(*) Non-income producing security

See notes to financial statements.

DLB SMALL COMPANY OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------
     ASSETS:
         Investments, at value (identified cost, $82,133,889 )                      $86,568,979
         Receivable for investments sold                                                655,358
         Receivable for fund shares sold                                                485,142
         Dividends and interest receivable                                               16,948
                                                                                    -----------
                                                                                     87,726,427
                                                                                    -----------
     LIABILITIES:
         Payable for investments purchased                                            2,418,361
         Payable for fund shares reacquired                                             596,321
         Payable to investment manager                                                    7,103
         Accrued management fee                                                          69,096
         Accrued expenses                                                                36,509
                                                                                    -----------
                                                                                      3,127,390
                                                                                    -----------
     NET ASSETS                                                                     $84,599,037
                                                                                    ===========
     NET ASSETS CONSIST OF:
         Paid-in capital                                                            $70,405,610
         Unrealized appreciation of investments                                       4,435,090
         Accumulated undistributed net realized gain on investment transactions       9,596,117
         Accumulated undistributed net investment income                                162,220
                                                                                    -----------
                                                                                    $84,599,037
                                                                                    ===========
     SHARES OF BENEFICIAL INTEREST OUTSTANDING                                        6,650,802
                                                                                    ===========
     NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
        PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
        OUTSTANDING)                                                                $     12.72
                                                                                    ===========

See notes to financial statements.

DLB SMALL COMPANY OPPORTUNITIES FUND

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2000
-----------------------------------------------------------------------------------
     NET INVESTMENT INCOME:
         Interest                                                      $    400,198
         Dividends                                                          458,933
                                                                       ------------
                                                                            859,131
                                                                       ------------
     EXPENSES:
         Management fee                                                     536,112
         Trustees' fees                                                       7,050
         Custodian fees                                                      87,118
         Accounting and audit fees                                           29,493
         Registration fees                                                   30,150
         Legal fees                                                          14,040
         Transfer agent fee                                                   8,949
         Miscellaneous                                                        6,228
                                                                       ------------
                                                                            719,140

         Reduction of expenses by investment manager                        (22,229)
                                                                       ------------
                   Net expenses                                             696,911
                                                                       ------------
                   Net investment income                                    162,220
                                                                       ------------
     REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

         Realized gain (identified cost basis)                            9,780,107

         Change in unrealized appreciation                                6,606,294
                                                                       ------------
                   Net realized and unrealized gain on investments       16,386,401
                                                                       ------------
                   Increase in net assets from operations              $ 16,548,621
                                                                       ============


See notes to financial statements.

DLB SMALL COMPANY OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------

                                                                      YEAR         TEN MONTHS        PERIOD ENDED
                                                                      ENDED           ENDED          DECEMBER 31,
                                                               OCTOBER 31, 2000  OCTOBER 31, 1999        1998*
                                                                 ------------      ------------      ------------
     INCREASE IN NET ASSETS:
       From operations:
          Net investment income (loss)                           $    162,220      $    (38,703)     $    (22,705)
          Net realized gain (loss) on investments                   9,780,107         1,618,801        (1,198,252)
          Net unrealized appreciation (depreciation)
            of investments                                          6,606,294          (556,308)       (1,614,896)
                                                                 ------------      ------------      ------------
                                                                   16,548,621         1,023,790        (2,835,853)
                                                                 ------------      ------------      ------------
       Distributions to shareholders:
          From net realized gain on investments                      (556,658)             --                --
                                                                 ------------      ------------      ------------

       Fund share transactions:
          Net proceeds from sales of shares                        48,739,631        11,120,455        22,745,914
          Net asset value of shares issued in
            reinvestment of distributions                             264,882              --                --
          Cost of shares reacquired                               (12,216,387)         (235,368)             --
                                                                 ------------      ------------      ------------
                                                                   36,788,126        10,885,087        22,745,914
                                                                 ------------      ------------      ------------
                  Total increase in net assets                     52,780,089        11,908,877        19,910,061

     NET ASSETS:
       At beginning of period                                      31,818,948        19,910,071                10
                                                                 ------------      ------------      ------------
       At end of period (including accumulated undistributed
         net investment income of $162,220 in 2000)              $ 84,599,037      $ 31,818,948      $ 19,910,071
                                                                 ============      ============      ============

*    For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

See notes to financial statements.

DLB SMALL COMPANY OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------

                                                                             Year           Ten Months          Period
                                                                             Ended             Ended             Ended
                                                                           October 31,      October 31,       December 31,
                                                                              2000             1999              1998**
                                                                            -------           -------           -------
  Per share data (for a share outstanding throughout
    each period):
    Net asset value- beginning of period                                    $  8.89           $  8.61           $ 10.00
                                                                            -------           -------           -------
    Income from investment operations:
      Net investment income (loss)                                              .02              (.01)             (.01)
      Net realized and unrealized gain (loss) on investments                   3.96               .29             (1.38)
                                                                            -------           -------           -------
                                                                               3.98               .28             (1.39)
                                                                            -------           -------           -------
    Less distributions to shareholders:
      From net realized gain on investments                                    (.15)               -                 -
                                                                            -------           -------           -------
    Net asset value- end of period                                          $ 12.72           $  8.89           $  8.61
                                                                            =======           =======           =======
    Total return                                                              45.92%             2.92%           (13.90%)

    Ratios and Supplemental Data:
      Ratio of expenses to average net assets                                  1.30%             1.30%*            1.30% *
      Ratio of net investment income (loss) to average net assets               .30%             (.18%)*           (.28%)*
      Portfolio turnover                                                        114%               68%               51%
      Net assets at end of period (000 omitted)                             $84,599           $31,819           $19,910

    The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.30% of average daily net assets.  Without such agreement, the investment income (loss)
    per share and ratios would have been:

      Net investment income (loss)                                          $   .02            $ (.02)           $ (.03)

      Ratios (to average net assets):
         Expenses                                                              1.34%             1.51%*            1.77% *
         Net investment income (loss)                                           .26%             (.39%)*           (.76%)*

  *   Annualized
  **  For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

  See notes to financial statements.

1.   BUSINESS AND ORGANIZATION

     DLB Small Company Opportunities Fund (the "Fund") (formerly known as DLB Micro Capitalization Fund) is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to ensure that such value, including accrued interest, is greater than amounts owed to the Fund.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital. During the year ended October 31, 2000, $9,178 was reclassified from accumulated undistributed net realized gain on investment transactions to paid-in capital due to differences in book and tax accounting. This change had no effect on the net assets or net asset value per share.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of 1.00% of average daily net assets. For the year ended October 31, 2000, the management fee amounted to $536,112. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed 1.30% of average daily net assets. For the year ended October 31, 2000, $22,229 of fund expenses were borne by Babson.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 2000 aggregated $87,162,764 and $53,955,895, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


     Aggregate cost                             $ 83,508,313
                                                ============
     Gross unrealized appreciation              $  7,057,636
     Gross unrealized depreciation                (3,996,970)
                                                ------------
        Net unrealized appreciation             $  3,060,666
                                                ============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                           Period from
                                          Year                            July 20, 1998
                                         Ended          Ten Months      (commencement of
                                       October 31,         Ended         operations) to
                                          2000        October 31, 1999  December 31, 1998
                                       ----------        ----------        ----------
     Shares sold                        4,055,779         1,291,792         2,311,291
     Shares issued in reinvestment
      of  distributions                    28,300              --                --
     Redemptions                       (1,010,683)          (25,678)             --
                                       ----------        ----------        ----------

       Net increase                     3,073,396         1,266,114         2,311,291
                                       ==========        ==========        ==========


                                      DLB










THE DLB STEWART IVORY INTERNATIONAL FUND











                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2000











                       [EXPERIENCE TO MANAGE THE FUTURE]

                                            DLB STEWART IVORY INTERNATIONAL FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB STEWART IVORY INTERNATIONAL FUND seeks long-term growth of capital through investment primarily in equity securities of foreign companies.

MARKET OVERVIEW

ECONOMIC GROWTH BEGAN TO SLOW AS THE IMPACT OF HIGHER INTEREST RATES WAS FINALLY FELT. The European Central Bank and the Bank of Japan raised rates, at least during the early part of the period under review. Part of the reason behind the ECB's action was to support the euro, which fell to its lowest ever level against the dollar. Intervention was also used to prop up the single currency. The high oil price has raised fears of inflation.

THE CORRECTION IN THE SO-CALLED 'NEW ECONOMY' GROWTH SECTORS, NOTABLY TECHNOLOGY/MEDIA/ TELECOMMUNICATIONS (TMT), WHICH STARTED TOWARDS THE END OF THE FIRST QUARTER, CONTINUED THROUGHOUT THE LATEST PERIOD. The more defensive sectors such as pharmaceuticals and financials have found favour as investors have become much more cautious towards the more highly rated sectors (sectors trading at higher valuations), especially as these areas have become subject to earnings downgrades.

PORTFOLIO STRATEGY REVIEW

OVER THE SIX-MONTH PERIOD ENDED OCTOBER 31, 2000 WE REDUCED OUR HOLDINGS IN JAPAN, AUSTRALIA AND CHINA/HONG KONG AND ADDED TO THE UK AND CONTINENTAL EUROPE. We are still slightly under the index weighting in Europe, but reduced the disparity with new holdings in Germany, Finland and the Netherlands. Europe continues to offer a greater selection of companies with good growth prospects. New names added included Sage (accounting software) and Pearson (media) in the UK, Sonera (mobile telephony) in Finland and Ergo (insurance) in Germany.

IN THE PACIFIC AREA WE BOUGHT NEW HOLDINGS IN MARUI (RETAILER), NEC CORP (ELECTRICALS) AND DISCO (SEMICONDUCTUR MACHINERY) IN JAPAN AND ADDED TO A NUMBER OF POSITIONS IN CHINA/HONG KONG. In emerging markets we bought shares in Telefonos de Mexico (telecommunications).

THE FUND'S TOP TEN HOLDINGS AND COUNTRY WEIGHTINGS CAN BE FOUND ON THE FOLLOWING
PAGE:

                                            DLB STEWART IVORY INTERNATIONAL FUND
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY REVIEW
(CONT.)

--------------------------------------------------------------------------------
Top 10 Equity Holdings                                    % of Fund Assets
--------------------------------------------------------------------------------
Vodafone AirTouch (United Kingdom)                              3.2
Spirent (United Kingdom)                                        2.2
ING Group (Netherlands)                                         2.1
Nokia (Finland)                                                 2.1
Nordic Baltic (Sweden)                                          2.0
AXA (France)                                                    1.9
Fresenius (Germany)                                             1.9
Vontobel Holdings (Switzerland)                                 1.9
Securitas 'B' (Sweden)                                          1.9
Bipop-Carire (Italy)                                            1.8
Total                                                          21.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top 10 Countries                                          % of Fund Assets
--------------------------------------------------------------------------------
UK                                                             22.1
Japan                                                          21.6
France                                                          7.6
Netherlands                                                     6.6
Sweden                                                          6.3
Germany                                                         5.2
Switzerland                                                     4.7
Italy                                                           3.5
Finland                                                         2.9
Spain                                                           2.8
Total                                                          83.3
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

THE FUND POSTED STRONG PERFORMANCE FOR THE ONE-YEAR PERIOD ENDED OCTOBER 31, 2000, RETURNING 5.80% VERSUS THE MSCI EAFE INDEX RETURN OF -2.66% FOR THE SAME PERIOD. Over the six months ended October 31, 2000, the Fund's performance was just ahead of the benchmark, with a loss of 8.79%, compared with a fall of 8.89% in the MSCI Europe, Australasia, Far East (EAFE) Index. Despite this being a difficult period for growth stocks, the more defensive nature of some of our favorite companies enabled the Fund to finish ahead of the benchmark.

                                            DLB STEWART IVORY INTERNATIONAL FUND
--------------------------------------------------------------------------------

OUTLOOK

WITH A STRONG BIAS TOWARDS 'GROWTH' SECTORS WE HAVE A PORTFOLIO STYLE WHICH DOES NOT REPLICATE THE INDICES, AND WHICH MAY UNDERPERFORM MARKETS DURING PERIODS WHEN DECREASED 'VALUE' STOCKS ARE IN FAVOR. We firmly believe that high quality companies selected for their above-average earnings growth, combined with solid financial strength, will outperform markets in the medium to long term. When growth stocks underperform we use share price weakness to buy more stock.

OVER RECENT YEARS THE U.S. MARKET HAS SEEN SIGNIFICANT BENEFITS FROM CORPORATE RESTRUCTURING AND RATIONALIZATION, AND ALSO FROM NEW SAVINGS PATTERNS WHICH FAVOR EQUITY INVESTMENT. International markets are showing similar influences, but are at a relatively early stage compared with the U.S., and we believe these factors will continue to exert a positive influence on share prices. We strongly believe that our approach is well suited to deliver superior investment results.

                                            DLB STEWART IVORY INTERNATIONAL FUND
--------------------------------------------------------------------------------

GROWTH OF A
$100,000 INVESTMENT

                              [CHART APPEARS HERE]

     Date                     DLB SI Int'l Fund     MSCI EAFE

                                 $100,000.00       $100,000.00
 Nov 1999                        $106,900.00       $103,500.00
 Dec 1999                        $117,002.05       $112,804.65
 Jan 2000                        $110,297.83       $105,652.84
 Feb 2000                        $119,298.14       $108,516.03
 Mar 2000                        $121,397.78       $112,748.15
 Apr 2000                        $115,995.58       $106,840.15
 May 2000                        $112,190.93       $104,254.62
 Jun 2000                        $114,490.84       $108,351.82
 Jul 2000                        $111,491.18       $103,833.55
 Aug 2000                        $113,386.53       $104,757.67
 Sep 2000                        $109,984.93        $99,676.92
 Oct 2000                        $105,783.51        $97,344.48


--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/00
--------------------------------------------------------------------------------

                                  6 Months    1 Year
                                   5/1/00-   11/1/99-
                                  10/31/00   10/31/00

     DLB Stewart Ivory            -8.79       5.80
     International Fund

     MSCI EAFE                    -8.89      -2.66

--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (MSCI EAFE) is a broad-based index that is composed of approximately 1,000 stocks traded on 20 stock exchanges from around the world.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                            DLB STEWART IVORY INTERNATIONAL FUND
--------------------------------------------------------------------------------

SHAREHOLDER MEETINGS
(UNAUDITED)

1. A Special Meeting of Shareholders of the DLB Global Small Capitalization Fund, DLB Stewart Ivory International Fund and DLB Stewart Ivory Emerging Markets Fund was held on June 5, 2000. At the Special Meeting, shareholders of each Fund voted to approve a new investment sub-advisory agreement with respect to each Fund between David L. Babson & Company Inc. and Babson-Stewart-Ivory International. The following is a report on the votes cast:

--------------------------------------------------------------------------------
                                                               Withhold/
                              For                 Against      Abstain
--------------------------------------------------------------------------------

DLB Global Small              1,456,354.929       0            0
Capitalization Fund

DLB Stewart Ivory             2,557,734.581       0            0
Emerging Markets Fund

DLB Stewart Ivory             5,014,013.859       0            677,695.473
International Fund
--------------------------------------------------------------------------------

2. A Special Meeting of Shareholders of the DLB Global Small Capitalization Fund, DLB Stewart Ivory International Fund and DLB Stewart Ivory Emerging Markets Fund was held on September 15, 2000. At the Special Meeting, shareholders of each such Fund voted to approve a new investment sub-advisory agreement with respect to each Fund between David L. Babson & Company Inc. and Babson- Stewart-Ivory International. The following is a report on the votes cast:

--------------------------------------------------------------------------------
                                                               Withhold/
                              For                 Against      Abstain
--------------------------------------------------------------------------------

DLB Global Small              1,446,496.630       0            0
Capitalization Fund

DLB Stewart Ivory             2,594,532.584       0            0
Emerging Markets Fund

DLB Stewart Ivory             5,075,869.870       0            520,851.995
International Fund
--------------------------------------------------------------------------------

                                            DLB STEWART IVORY INTERNATIONAL FUND
--------------------------------------------------------------------------------











This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Stewart Ivory International Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.
















                          Babson Securities Corporation
                     One Memorial Drive, Cambridge, MA 02142
                                 December 2000

                                        DLB STEWART IVORY
                                        INTERNATIONAL FUND

                                        FINANCIAL STATEMENTS FOR THE PERIOD FROM
                                        NOVEMBER 2, 1999 (COMMENCEMENT OF
                                        OPERATIONS ) TO OCTOBER 31, 2000

DLB STEWART IVORY INTERNATIONAL FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INDEPENDENT AUDITORS' REPORT                                                1


FINANCIAL STATEMENTS:

    Portfolio of Investments as of October 31, 2000                       2 - 4

    Statement of Assets and Liabilities as of October 31, 2000              5

    Statement of Operations from November 2, 1999 (commencement
         of operations) to October 31, 2000                                 6

    Statement of Changes in Net Assets from November 2, 1999
         (commencement of operations) to October 31, 2000                   7

    Financial Highlights from November 2, 1999 (commencement
         of operations) to October 31, 2000                                 8

    Notes to Financial Statements                                        9 - 12

                                                                        DELOITTE
                                                                        & TOUCHE

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Tel:(617) 437 2000
Fax:(617) 437 2111
www.us.deloitte.com



INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and
   Shareholders of DLB Stewart Ivory International Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Stewart Ivory International Fund (the "Fund") (a series of The DLB Fund Group) as of October 31, 2000, and the related statements of operations and changes in net assets and the financial highlights for the period from November 2, 1999 (commencement of operations) to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DLB Stewart Ivory International Fund at October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period from November 2, 1999 (commencement of operations) to October 31, 2000 in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP

December 8, 2000

--------
Deloitte
Touche
Tohmatsu
--------

DLB STEWART IVORY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS
October 31, 2000
-------------------------------------------------------------------------------------------------------------
Common and Preferred Stocks - 95.2%

                ISSUER                                                          SHARES                 VALUE

U.K. - 22.1%
AstraZeneca PLC (Pharmaceuticals)                                                12,000            $ 561,130
Bank of Scotland - (Banking)                                                     50,000              465,725
BBA Group (Engineering/machinery)                                                50,000              274,148
Capita Group PLC - (Business services, outsourcing)                             100,000              760,515
Electrocomponents PLC - (Electronic component distribution)                      52,000              518,251
Energis - (Telecom networks)(*)                                                  80,000              683,160
Hays PLC - (Business services, logistics)                                        63,000              343,373
Lloyds TSB Group PLC - (Banking)                                                 63,000              640,658
Logica PLC - (IT Consultancy)                                                    28,600              844,757
Wm.Morrison PLC - (Supermarkets)                                                200,000              518,599
Pearson PLC (Publishing)                                                         11,000              294,631
The Sage Group PLC (Software)                                                   108,000              786,937
Shell Transport & Trading - (Integrated oil, gas)                                88,000              706,859
SmithKline Beecham PLC - (Pharmaceuticals)                                       57,004              734,926
Spirent PLC (IT hardware)                                                       125,000            1,157,069
SSL International PLC - (Healthcare products)                                    41,000              475,141
Vodafone Group PLC - (Cellular telecoms)                                        394,000            1,636,621
                                                                                                ------------
                                                                                                  11,402,500
                                                                                                ------------
BELGIUM - 1.1%
Colruyt (Post Split) - (Supermarkets)                                            15,000              579,419
                                                                                                ------------
DENMARK - 1.2%
ISS Intl Service System B - (Cleaning, building services)(*)                     10,000              616,052
                                                                                                ------------
FINLAND - 2.9%
Nokia - (Telecom equipment)                                                      26,000            1,071,503
Sonera Corporation (Telecom services)                                            20,000              441,268
                                                                                                ------------
                                                                                                   1,512,771
                                                                                                ------------
FRANCE - 7.6%
AXA Company FRF60 - (Insurance, financial services)                               7,583            1,005,388
Banque Nationale de Paris - (Banking)                                             9,000              777,149
L'Oreal (Healthcare/cosmetics)                                                   10,000              764,910
Pinault Printemps-Redoute - (Retailing)                                           3,700              661,316
Total Fina Elf - (Integrated oil, gas)                                            5,000              716,466
                                                                                                ------------
                                                                                                   3,925,229
                                                                                                ------------
GERMANY - 5.2%
Ergo Versicherungsgruppe (Insurance)                                              2,900              401,748
Fresenius N-Vtg Pref - (Medical equipment)(**)                                    4,000              985,884
Schering AG - (Pharmaceuticals)                                                  15,000              840,126
SCM Microsystems - (Smart cards)(*)                                              12,000              460,986
                                                                                                ------------
                                                                                                   2,688,744
                                                                                                ------------

                                       2

                ISSUER                                                          SHARES                 VALUE

ITALY - 3.5%
BIPOP -CARIRE S.P.A - (Financial services)                                      120,000            $ 955,628
Luxottica ADR - (Eyeglass frames, retailing)                                     60,000              866,250
                                                                                                ------------
                                                                                                   1,821,878
                                                                                                ------------
LUXEMBOURG - 1.1%
SES Astra - (Satellite broadcasting)(*)                                           4,400              587,111
                                                                                                ------------
NETHERLANDS - 6.6%
Buhrmann NV - (Office products)                                                  27,500              752,586
ING Groep - (Financial services)                                                 16,000            1,100,383
Kon KPN NV - (Telecom networks)                                                  20,000              405,742
Philips Electric (Electronic equipment)                                          11,640              458,137
VNU NV - (Publishing, media services)                                            15,000              707,542
                                                                                                ------------
                                                                                                   3,424,390
                                                                                                ------------
PORTUGAL  - 1.4%
Portugal Telecom (Reg) - (Telecom networks)                                      82,000              731,764
                                                                                                ------------
SPAIN 2.8%
BB Vizcaya Argentaria - (Banking)                                                45,000              600,454
Telefonica SA - (Telecom networks)(*)                                            44,321              846,409
                                                                                                ------------
                                                                                                   1,446,863
                                                                                                ------------
SWEDEN - 6.3%
L.M. Ericsson 'B' - (Electrical, telecom equipment)                              64,000              852,479
Metro International Class A (Media, publishing) (*)                               3,000               30,946
Metro International Class B (Media, publishing) (*)                               7,000               84,827
Modern Times B - (Media, publishing)(*)                                          10,000              255,383
Nordic Baltic (formerly Nordbanken) - (Financial services)                      140,000            1,038,107
Securitas 'B' - (Security services)                                              46,000              981,272
                                                                                                ------------
                                                                                                   3,243,014
                                                                                                ------------
SWITZERLAND - 4.7%
ABB - (Engineering)                                                               7,000              622,807
Novartis (Regd) - (Pharmaceuticals)                                                 550              835,338
Vontobel Hldgs (Br) - (Financial services)                                          350              983,431
                                                                                                ------------
                                                                                                   2,441,576
                                                                                                ------------
AUSTRALIA - 0.5%
Broken Hill Proprietary - (Energy, resources)                                    24,000              232,478
                                                                                                ------------
CHINA - 0.6%
Asia Satellite Telecom (Satellite operator)                                     154,000              311,973
                                                                                                ------------

                                       3

                ISSUER                                                          SHARES                 VALUE

JAPAN - 21.6%
Credit Saison - (Financial services)                                             30,600            $ 647,367
Daihatsu Motor - (Autos)                                                         75,000              594,148
Disco Company (Electronic equipment)                                              5,000              471,197
Fuji Photo Film - (Photographic products)                                        21,000              778,917
Hoshiden - (Electronic components)                                               20,000              637,421
Hoya Corp - (Glass, electronic components)                                       10,000              826,083
Japan Airport Terminal - (Airport services)                                      49,000              365,739
Marui Co (General retail)                                                        25,000              368,624
NEC Corp (Electricals)                                                           25,000              476,234
Nippon Comsys - (Telecom equipment, engineering)                                 41,000              788,534
Nomura Securities - (Securities house)                                           30,000              636,047
NTT Docomo - (Cellular telecoms)                                                     28              689,807
Omron - (Industrial equipment)                                                   20,000              492,719
Secom - (Security services)                                                       9,000              641,268
Sony - (Consumer electronics)                                                     7,000              559,026
Takeda Chemical - (Pharmaceuticals, chemicals)                                   13,000              856,031
TDK Corp. - (Electronic components)                                               5,000              503,709
Terumo - (Medical equipment)                                                     30,000              848,979
                                                                                                ------------
                                                                                                  11,181,850
                                                                                                ------------
HONG KONG - 2.7%
Hong Kong & China Gas - (Gas utility)                                           546,940              690,740
Swire Pacific 'B' - (Property, airlines, trading)                               862,000              679,706
                                                                                                ------------
                                                                                                   1,370,446
                                                                                                ------------
SINGAPORE - 0.9%
Overseas Union Bank - (Banking)                                                  95,964              464,518
                                                                                                ------------
BRAZIL - 1.2%
Tele Norte Leste ADR - (Telecom networks)                                        28,000              619,500
                                                                                                ------------
MEXICO - 1.2%
Telefonos de Mexico ADR (Telecom services)                                       11,600              625,670
                                                                                                ------------
TOTAL COMMON AND PREFERRED STOCKS
    (identified cost, $40,631,983)                                                                49,227,746
                                                                             PRINCIPAL
                                                                               AMOUNT

REPURCHASE AGREEMENT - 3.7%
Investors Bank & Trust Repurchase Agreement, 5.69%,
  dated 10/31/00, $1,926,232 due on 11/1/00 (secured by
  Federal Government Agency securities), at cost                            $ 1,925,928            1,925,928
                                                                                                ------------
TOTAL INVESTMENTS (identified cost, $42,557,911)                                                  51,153,674

Other assets, less liabilities - 1.1%                                                                543,649
                                                                                                ------------
NET ASSETS - 100%                                                                               $ 51,697,323
                                                                                                ============
(*)   Non-income producing security
(**) Preferred Stock

See notes to financial statements.

DLB STEWART IVORY INTERNATIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000
---------------------------------------------------------------------------------------------
     ASSETS:

         Investments, at value (identified cost, $42,557,911)                     $51,153,674
         Foreign cash, at value (cost, $591,292)                                      586,096
         Receivable for investments sold                                                3,260
         Dividends and interest receivable                                             34,606
         Receivable for fund shares sold                                                3,248
         Receivable from investment manager                                             4,339
         Other assets                                                                  36,510
                                                                                  -----------
                                                                                   51,821,733
                                                                                  -----------
     LIABILITIES:
         Payable for investments purchased                                             43,313
         Payable for fund shares reacquired                                               240
         Accrued management fees                                                       33,386
         Accrued expenses                                                              47,471
                                                                                  -----------
                                                                                      124,410
                                                                                  -----------
     NET ASSETS                                                                   $51,697,323
                                                                                  ===========
     NET ASSETS CONSIST OF:
         Paid-in capital                                                          $32,864,618
         Unrealized appreciation of investments and translation of assets and
            liabilities in foreign currencies                                       8,578,195
         Accumulated undistributed net realized gain on investments and
            foreign currency transactions                                          10,149,303
         Accumulated undistributed net investment income                              105,207
                                                                                  -----------
                   Total                                                          $51,697,323
                                                                                  ===========
     SHARES OF BENEFICIAL INTEREST OUTSTANDING                                      4,885,371
                                                                                  ===========
     NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
        PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
        OUTSTANDING)                                                              $     10.58
                                                                                  ===========

See notes to financial statements.

DLB STEWART IVORY INTERNATIONAL FUND

STATEMENT OF OPERATIONS
PERIOD FROM NOVEMBER 2, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000
------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME:
         Dividends (net of foreign tax withheld of $81,882)                         $    736,155
         Interest                                                                         94,123
                                                                                    ------------
                                                                                         830,278
                                                                                    ------------
     EXPENSES:
         Management fee                                                                  484,194
         Trustees' fees                                                                    6,636
         Custodian fees                                                                  131,792
         Registration fees                                                                37,591
         Accounting and audit fees                                                        34,017
         Legal fees                                                                       12,205
         Transfer agent fee                                                                7,891
         Miscellaneous                                                                     3,711
                                                                                    ------------
                                                                                         718,037
         Reduction of expenses by investment manager                                     (73,038)
                                                                                    ------------
                   Net expenses                                                          644,999
                                                                                    ------------
                   Net investment income                                                 185,279
                                                                                    ------------
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Realized gain (loss) (identified cost basis):
            Investment transactions                                                   10,149,303
            Foreign currency transactions and forward foreign currency exchange
               contracts and other transactions denominated in foreign currency          (80,072)
                                                                                    ------------
                   Net realized gain on investments and foreign currency              10,069,231
                                                                                    ------------
         Change in unrealized appreciation (depreciation):
            Investments                                                               (5,748,036)
            Foreign currency and forward foreign currency exchange contracts
              and other transactions denominated in foreign currency                      (8,784)
                                                                                    ------------
                   Net unrealized loss on investments and foreign currency            (5,756,820)
                                                                                    ------------
                   Net realized and unrealized gain on investments and foreign
                      currency                                                         4,312,411
                                                                                    ------------
                   Increase in net assets from operations                           $  4,497,690
                                                                                    ============

See notes to financial statements.

DLB STEWART IVORY INTERNATIONAL FUND

STATEMENT OF CHANGES IN NET ASSETS
PERIOD FROM NOVEMBER 2, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000
-----------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS:
       From operations:
          Net investment income                                  $    185,279
          Net realized gain on investments and
            foreign currency                                       10,069,231
          Net unrealized appreciation of investments
            and foreign currency                                   (5,756,820)
                                                                 ------------
                                                                    4,497,690
                                                                 ------------

       Fund share transactions:
          Net proceeds from sales of shares                         5,173,843
          Net proceeds from merger of Limited Partnership          61,680,896
          Cost of shares reacquired                               (19,655,106)
                                                                 ------------
                                                                   47,199,633
                                                                 ------------
                  Total increase in net assets                     51,697,323

     NET ASSETS:
       At beginning of period                                            --
                                                                 ------------
       At end of period (including accumulated undistributed
            net investment income of $105,207)                   $ 51,697,323
                                                                 ============

  See notes to financial statements.

DLB STEWART IVORY INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS
Period from November 2, 1999 (commencement of operations) to October 31, 2000
------------------------------------------------------------------------------------------------------------------
    Per share data (for a share outstanding throughout
      the period):
      Net asset value- beginning of period                                                                 $ 10.00
                                                                                                           -------
      Income from investment operations:
        Net investment income                                                                                  .04
        Net realized and unrealized gain on investments
           and foreign currency                                                                                .54
                                                                                                           -------
                                                                                                               .58
                                                                                                           -------
      Net asset value- end of period                                                                       $ 10.58
                                                                                                           =======
      Total return                                                                                            5.80%

      Ratios and Supplemental Data:
        Ratio of expenses to average net assets                                                               1.00%
        Ratio of net investment income to average net assets                                                   .29%
        Portfolio turnover                                                                                      48%
        Net assets at end of period (000 omitted)                                                          $51,697

     The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
     Fund's total expenses do not exceed 1.00% of average daily net assets. Without such agreement the net investment income per share and ratios would have been:

        Net investment income                                                                              $   .02

        Ratios (to average net assets):
           Expenses                                                                                           1.11%
           Net investment income                                                                               .17%

    *      Annualized

    See notes to financial statements.

DLB STEWART IVORY INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Stewart Ivory International Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on November 2, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to ensure that such value, including accrued interest, is greater than amounts owed to the Fund.

     FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The risks associated with these contracts include the possible inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund enters into forward contracts for hedging purposes only. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value resulting from unfavorable exchange rate movements. Forward foreign currency exchange contracts are adjusted by the daily change in the exchange rates of the underlying currencies, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities received. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Foreign taxes are provided with respect to interest and dividend income earned in foreign currencies in accordance with applicable tax rates. To the extent that such taxes are unrecoverable, they are recorded as a reduction of net investment income.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital. During the period ended October 31, 2000, $80,072 was reclassified to accumulated undistributed net realized gain on investments and foreign currency transactions from accumulated undistributed net investment income due to differences between book and tax accounting for foreign currency transactions. During the period ended October 31, 2000, income from foreign sources was $818,037, and the Fund designated a foreign tax credit of $81,882. This change had no effect on the net assets or net asset value per share.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .75% of average daily net assets. For the period from November 2, 1999 (commencement of operations) to October 31, 2000, the management fee amounted to $484,194. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed 1.00% of average daily net assets. For the period ended October 31, 2000, $73,038 of Fund expenses were borne by Babson.

     Babson has entered into a sub-advisory agreement with Babson-Stewart Ivory International ("BSII"), an affiliate of Babson, with respect to the management of the international component of the Fund's portfolio. Under the sub-advisory agreement, Babson pays BSII a monthly fee at the effective annual rate of .375% of average daily net assets.

     The Fund pays no compensation directly to theTrustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the period from November 2, 1999 (commencement of operations) to October 31, 2000 aggregated $29,306,566 and $40,515,457, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

     Aggregate cost                             $ 42,582,217
                                                ============
     Gross unrealized appreciation              $ 12,272,024
     Gross unrealized depreciation                (3,700,567)
                                                ------------
        Net unrealized appreciation             $  8,571,457
                                                ============

5.   SHARES OF BENEFICIAL INTEREST

     On November 2, 1999, the Fund commenced investment operations by acquiring all the assets of the Babson-Stewart Ivory International Limited Partnership III ("Limited Partnership"). The acquisition was accomplished by a tax free exchange of 6,168,090 shares of the Fund (valued at $61,680,896) for the Limited Partnership's net assets on that date ($61,680,896), including $14,335,015 of unrealized appreciation. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                         Period from
                                                       November 2, 1999
                                                       (Commencement of
                                                        operations) to
                                                       October 31, 2000
                                                          ----------
     Shares sold                                             459,150
     Shares issued from merger of Limited Partnership      6,168,090
     Redemptions                                          (1,741,869)
                                                          ----------
        Net increase                                       4,885,371
                                                          ==========

6.   RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall government supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

                                      DLB










THE DLB STEWART IVORY EMERGING MARKETS FUND










                                                                   Annual Report
                                                                October 31, 2000










                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                       DLB EMERGING MARKETS FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB STEWART IVORY EMERGING MARKETS FUND seeks long-term growth of capital primarily through equity investments that will generally be concentrated in what the Fund's subadvisor considers to be the developing markets around the world.

MARKET OVERVIEW

THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS (FREE) INDEX, THE FUND'S BENCHMARK, FELL 8.8% OVER THE 12 MONTHS TO THE END OF OCTOBER. After a very strong rally, led by technology, media and telecommunications, emerging markets have fallen substantially since March. It is perhaps no great surprise that emerging markets have suffered as investors perceive them to be especially volatile, and their appetite for risk has clearly diminished over the period. Yet there remains a compelling underlying story (growth plus compelling valuations) in global emerging markets at present and, as ever, indiscriminate selling presents opportunities for the stock picker.

PORTFOLIO STRATEGY REVIEW

RELATIVE TO THE BENCHMARK, THE PORTFOLIO CONTINUES TO FAVOR ASIA, IS NEUTRAL TOWARDS LATIN AMERICA AND UNDERWEIGHTS EMERGING EUROPE AND THE MIDDLE EAST/AFRICA. Latin America has proved to be the most rewarding area, while emerging Asia (until recently) has disappointed. Outperformance therefore has been achieved through superior stock selection rather than asset allocation. In particular, our emphasis on well managed, soundly financed, quality companies with strong long term growth prospects has stood us in good stead during this turbulent period.

LOOKING FORWARD, WE CONTINUE TO SEE CHINA AND BRAZIL AS SOME OF THE MOST PROMISING AREAS FOR GROWTH.

CHINA'S ECONOMY IS IN THE MIDST OF A STRONG CYCLICAL TURNAROUND. Consumption and investment continue to trend upwards and deflationary pressure appears to have bottomed out. Recent news flow from China corroborates this. Electricity demand is well ahead of expectations and the property market has emerged from a five-year slump. Although the external environment is likely to deteriorate as the U.S. economy slows, China's economic growth is much less export-orientated than the majority of other Asian countries.


IN BRAZIL, WE EXPECT THIS YEAR'S ECONOMIC RECOVERY TO

                                                       DLB EMERGING MARKETS FUND
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY REVIEW
(CONT.)

BROADEN OUT WITH CONSUMPTION LIKELY TO PICK UP AS INTEREST RATES FALL AND UNEMPLOYMENT CONTINUES TO FALL. Interest rates in Brazil are still very high in real terms and have the potential to fall significantly.

CHINA RESOURCES ENTERPRISE, WITH ITS STRONG POSITION IN TRADING AND DISTRIBUTION, AND TELE NORTE LESTE IN BRAZIL, WHICH PROVIDES TELEPHONE SERVICES IN RIO DE JANEIRO AND THE NORTH OF BRAZIL, REMAIN TWO OF OUR FAVORITE COMPANIES.

THE FUND'S TOP TEN HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND BELOW:

--------------------------------------------------------------------------------
Top 10 Equity Holdings                                    % of Fund Assets
--------------------------------------------------------------------------------
Kookmin Bank                                                    4.7
China Resources                                                 3.0
Telmex                                                          2.9
Tele Norte Leste                                                2.6
MSDW Indian Investment Fund                                     2.6
VSNL                                                            2.6
Samsung Electronics                                             2.1
Lukoil                                                          2.0
Softline                                                        2.0
President Chain Stores                                          2.0
Total                                                          26.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top 10 Countries                                          % of Fund Assets
--------------------------------------------------------------------------------
Korea                                                          13.4
Mexico                                                         12.6
Hong Kong                                                      11.1
Brazil                                                         10.2
India                                                           6.3
Taiwan                                                          5.7
South Africa                                                    5.2
Turkey                                                          3.9
Israel                                                          3.9
Hungary                                                         3.8
Total                                                          76.1
--------------------------------------------------------------------------------

                                                       DLB EMERGING MARKETS FUND
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

IN RELATIVE TERMS, THE FUND HAS PERFORMED WELL FOR THE LAST SIX MONTHS OF THE FISCAL YEAR ENDED 10/31/00 AND SINCE ITS INCEPTION ON NOVEMBER 1, 1999. The Fund declined 14.1% during the six month period ended 10/31/00 versus the return of its benchmark, the MSCI Emerging Markets Free Index, which declined 19.9%. For the fiscal year ended 10/31/00, the Fund declined 0.3% against a fall of 8.8% per cent in the MSCI Emerging Markets Free Index. Our style is not best suited to momentum driven markets such as we saw in the last quarter of 1999 and the first couple of months of 2000. Markets are now much less thematically driven than earlier this year, and we are therefore comfortable that our investment performance should continue to benefit from the more fundamental conditions now prevailing.

OUTLOOK

UNLESS THE VOLATILITY IN U.S. STOCKMARKETS LEADS TO AN ECONOMIC 'HARD LANDING', THE OUTLOOK FOR EMERGING MARKETS IS PROMISING. While we are generally cautious about the outlook for world equities in the short term, we retain our optimism over the prospects for global emerging markets on a longer term view.

WE ANTICIPATE THAT THE STRONG ECONOMIC GROWTH, DISPLAYED BY MANY DEVELOPING COUNTRIES AT PRESENT, WILL BE REFLECTED IN RISING CORPORATE EARNINGS AND STOCKMARKET VALUATIONS. This becomes all the more likely as increased domestic consumption becomes the engine of economic growth, and reliance on the U.S. economy thereby diminishes.

CHINA AND BRAZIL CURRENTLY OFFER THE MOST PROMISING PROSPECTS. In China, there is growing evidence that deflation is coming to an end and that the radical reform program, aimed at restructuring the ailing state-owned enterprise sector, appears to be having a positive effect. In Latin America, concerns about Argentina's financial situation have diverted attention from the evidence of strong growth in the Brazilian economy. There is further scope for expansion as unemployment falls, and increased confidence will lead to lower interest rates, which should be good for equities.

VALUATIONS OF COMPANIES IN EMERGING MARKETS GENERALLY REFLECT MANY OF OUR CURRENT GLOBAL CONCERNS AND OFFER EXCEPTIONAL LONG TERM POTENTIAL. Once the U.S. stockmarkets stabilize, we are confident that there will be considerable scope for capital growth from investing in emerging markets.

                                                       DLB EMERGING MARKETS FUND
--------------------------------------------------------------------------------

GROWTH OF A
$100,000 INVESTMENT

                              [CHART APPEARS HERE]

                            DLB SI
                           EMERGING
                           MARKETS               MSCI EMF
                         $100,000.00           $100,000.00
      30-Nov-99          $108,100.00           $108,970.00
       Dec 1999          $122,596.21           $122,830.98
       Jan 2000          $122,792.36           $123,567.97
       Feb 2000          $124,290.43           $125,199.07
       Mar 2000          $124,588.73           $125,812.54
       Apr 2000          $116,091.78           $113,885.51
       May 2000          $111,390.06           $109,182.04
       Jun 2000          $121,292.64           $113,025.25
       Jul 2000          $116,792.68           $107,215.75
       Aug 2000          $118,194.19           $107,741.11
       Sep 2000          $107,391.24            $98,335.31
       Oct 2000           $99,691.29            $91,206.00


--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/00
--------------------------------------------------------------------------------
                                                       6 Months         1 Year
                                                        5/1/00-        11/1/99-
                                                       10/31/00        10/31/00


     DLB Stewary Ivory Emerging Markets Fund            -14.13           -0.30
     MSCI EMF Index                                     -19.92           -8.81
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX (MSCI EMERGING MARKETS FREE). The MSCI Emerging Markets Free Index is a composite index measuring constituents that are open to non-domestic investors in 25 emerging markets around the world. The performance results in the table assume the reinvestment of dividends and distributions.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                       DLB EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SHAREHOLDER MEETINGS
(UNAUDITED)

1. A Special Meeting of Shareholders of the DLB Global Small Capitalization Fund, DLB Stewart Ivory International Fund and DLB Stewart Ivory Emerging Markets Fund was held on June 5, 2000. At the Special Meeting, shareholders of each Fund voted to approve a new investment sub-advisory agreement with respect to each Fund between David L. Babson & Company Inc. and Babson-Stewart-Ivory International. The following is a report on the votes cast:

--------------------------------------------------------------------------------
                                                               Withhold/
                              For                 Against      Abstain
--------------------------------------------------------------------------------
DLB Global Small              1,456,354.929       0            0
Capitalization Fund

DLB Stewart Ivory             2,557,734.581       0            0
Emerging Markets Fund

DLB Stewart Ivory             5,014,013.859       0            677,695.473
International Fund
--------------------------------------------------------------------------------

2. A Special Meeting of Shareholders of the DLB Global Small Capitalization Fund, DLB Stewart Ivory International Fund and DLB Stewart Ivory Emerging Markets Fund was held on September 15, 2000. At the Special Meeting, shareholders of each such Fund voted to approve a new investment sub-advisory agreement with respect to each Fund between David L. Babson & Company Inc. and Babson- Stewart-Ivory International. The following is a report on the votes cast:

--------------------------------------------------------------------------------
                                                               Withhold/
                              For                 Against      Abstain
--------------------------------------------------------------------------------
DLB Global Small              1,446,496.630       0            0
Capitalization Fund

DLB Stewart Ivory             2,594,532.584       0            0
Emerging Markets Fund

DLB Stewart Ivory             5,075,869.870       0            520,851.995
International Fund
--------------------------------------------------------------------------------

                                                       DLB EMERGING MARKETS FUND
--------------------------------------------------------------------------------










This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Stewart Ivory Emerging Markets Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.















                          Babson Securities Corporation
                     One Memorial Drive, Cambridge, MA 02142
                                 December 2000

                                               DLB STEWART IVORY
                                               EMERGING MARKETS FUND

                                               FINANCIAL STATEMENTS FOR THE YEAR
                                               ENDED OCTOBER 31, 2000

DLB STEWART IVORY EMERGING MARKETS FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                               1


FINANCIAL STATEMENTS:

    Portfolio of Investments as of October 31, 2000                      2 - 4

    Statement of Assets and Liabilities as of October 31, 2000             5

    Statement of Operations for the Year Ended October 31, 2000            6

    Statement of Changes in Net Assets for the
         Year Ended October 31, 2000                                       7

    Financial Highlights for the Year Ended October 31, 2000               8

    Notes to Financial Statements                                        9 - 12

                                                                        DELOITTE
                                                                        & TOUCHE

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Tel:(617) 437 2000
Fax:(617) 437 2111
www.us.deloitte.com


INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and
   Shareholders of DLB Stewart Ivory Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Stewart Ivory Emerging Markets Fund (the "Fund") (a series of The DLB Fund Group) as of October 31, 2000, and the related statement of operations, and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DLB Stewart Ivory Emerging Markets Fund at October 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America


/s/ Deloitte & Touche LLP

December 8, 2000

--------
Deloitte
Touche
Tohmatsu
--------

DLB STEWART IVORY EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS
October 31, 2000
--------------------------------------------------------------------------------------------------------
Common and Preferred Stocks - 97.6%

                    ISSUER                                               SHARES               VALUE

ARGENTINA - 0.7%
Quinsa Prf ADR - (Food & Beverages)(**)                                     23,000             $ 189,750
                                                                                             -----------
BRAZIL - 10.2%
Aracruz ADR - (Manufacturing)                                               19,000               285,000
Bradesco Prf - (Financial)(**)                                          61,300,000               378,911
Cemig Cia Ener Mg Prf - (Utilities)(**)                                 16,800,000               255,036
Embratel ADR - (Telecoms)                                                   19,500               315,656
Petrobras PN - (Resources) (**)                                             18,000               477,203
Tele Norte Leste ADR - (Telecoms)                                           30,873               683,065
Telemig Celular Part ADR - (Telecoms)                                        4,500               236,250
                                                                                             -----------
                                                                                               2,631,121
                                                                                             -----------
CHILE - 2.7%
Antofagasta - (Resources)                                                   55,000               323,472
Compania de Telecomunicaciones ADR - (Telecoms)                             15,000               228,750
Distribucion y Servicio ADR - (Retail)                                       8,000               143,000
                                                                                             -----------
                                                                                                 695,222
                                                                                             -----------
MEXICO - 12.6%
Groupo Aeroportuario Sur ADR - (Transport)                                  19,500               290,063
Grupo Financiero Banamex - (Financial)                                     193,500               300,744
Cemex SA ADR - (Construction Materials)                                     15,500               327,438
Coca Cola Femsa ADR - (Food & Beverages)                                     8,000               153,500
Grupo Modelo 'C' - (Food & Beverages)                                      128,000               341,387
Grupo Carso SA de CV - (Telecoms)                                           80,000               248,510
Kimberly-Clark De Mexico 'A' - (Manufacturing)                              99,000               253,169
Televisa ADR - (Media)(*)                                                    3,700               200,263
Telefonos de Mexico ADR (L) -(Telecoms)                                     13,700               738,944
Walmart de Mexico C- (Retail)                                              182,000               414,978
                                                                                             -----------
                                                                                               3,268,996
                                                                                             -----------
CHINA - 12.2%
Asia Satellite Telecoms                                                    133,000               269,431
Beijing Capital Int Airport H - (Transport)                              1,800,000               415,417
China Petroleum & Chemical Corp. - (Oil)                                   288,000                56,497
China Resources Beijing Land - (Property)                                1,000,000               202,580
China Resources Enterprise - (Holding Company)                             680,000               767,239
Guangdong Kelon 'H' - (Manufacturing)                                      800,000               148,729
Guangshen Railway 'H'- (Transport)                                       3,334,000               406,095
Huaneng Power - (Utilities)                                              1,050,000               407,243
Road King Infrastructure Wts. - (Transport)                                 90,000                 3,462
Road King Infrastructure - (Transport)                                     450,000               190,399
Zhejiang Expressway Holdings - (Transport)                               1,800,000               290,792
                                                                                             -----------
                                                                                               3,157,884
                                                                                             -----------
                                       2

                    ISSUER                                               SHARES               VALUE
INDIA - 6.3%
Hindalco GDR - (Resources)                                                  20,000             $ 305,252
MSDW India Inv Fund - (Country Funds)(*)                                    63,000               665,438
Videsh Sanchar Nigam - SP ADR - (Telecoms)                                  90,000               663,750
                                                                                             -----------
                                                                                               1,634,440
                                                                                             -----------
KOREA - 13.4%
Cheil Communications - (Media)                                                 670                42,941
Hite Brewery - (Food & Beverages)                                            8,500               379,851
Kookmin Bank GDR - (Financial)                                              70,000               798,946
Kookmin Bank (KRW) - (Financial)                                            34,300               392,015
Koram Bank - (Financial)                                                    26,000               138,104
Korea Telecom ADR - (Telecoms)                                               7,350               271,031
Korea Zinc - (Commodities)                                                  19,000               250,219
S1 Corporation - (Services)                                                 16,380               169,696
Samsung Electronics GDR - (Manufacturing)                                    7,400               463,532
Samsung Fire & Marine - (Financial)                                         14,600               338,402
SK Corporation - (Holding Company)                                          17,200               206,883
                                                                                             -----------
                                                                                               3,451,620
                                                                                             -----------
MALAYSIA - 2.8%
Genting - (Hotels/Leisure)                                                 112,000               285,887
IOI Corp - (Manufacturing)                                                 600,000               426,305
                                                                                             -----------
                                                                                                 712,192
                                                                                             -----------
SINGAPORE - 1.4%
Clipsal Industries - (Manufacturing)                                       194,000               364,579
                                                                                             -----------
SRI LANKA - 1.2%
John Keells Holdings - (Food & Beverages)                                  581,250               318,203
                                                                                             -----------
TAIWAN - 5.8%
Asustek Computer Inc. - (Manaufacturing)                                    62,400               310,553
President Chain Stores - (Food & Beverages)                                179,280               509,853
Siliconware Precision Industries - (Manufacturing)                         228,000               173,379
Taishin International Bank - (Financial)                                   566,500               264,425
Taiwan Semiconductor - (Manufacturing)                                      75,680               229,262
                                                                                             -----------
                                                                                               1,487,472
                                                                                             -----------
THAILAND - 3.4%
EGCO F/R - (Utilities)                                                     456,900               432,945
Golden Land Properties F/R - (Property)(*)                               1,000,000                90,785
PTT Exploration & Prod. F/R - (Resources)                                  140,000               333,636
Thai President Food F/R - (Food & Beverages)                                 7,400                26,872
                                                                                             -----------
                                                                                                 884,238
                                                                                             -----------
CROATIA - 1.7%
Pliva GDR(144A) - (Manufacturing)                                           41,500               427,093
                                                                                             -----------
EGYPT - 3.0%
Al-Ahram Bev GDR(144a) - (Food & Beverages)(*)                              31,000               406,515
Commercial International Bank GDR 144A (Financial)                          43,000               377,721
                                                                                             -----------
                                                                                                 784,236
                                                                                             -----------
ESTONIA - 0.3%
Eesti Telekom GDR 144A - (Telecoms)                                          5,000                78,430
                                                                                             -----------
                                       3

                    ISSUER                                               SHARES               VALUE

HUNGARY - 3.9%
Gedeon Richter GDS (144A) - (Manufacturing)                                  8,800             $ 427,508
Matav RT ADR - (Telecoms)                                                   13,000               305,500
OTP GDR (144A) - (Financial)                                                 6,100               282,593
                                                                                             -----------
                                                                                               1,015,601
                                                                                             -----------
ISRAEL - 3.9%
Bank Leumi le Israel - (Financial)                                         160,000               313,900
ECI Telecom - (Telecoms)                                                     7,000               165,375
ESC Medical Systems LTD. - (Manufacturing)                                  16,000               249,000
Orbotech - (Manufacturing)(*)                                                5,100               269,981
                                                                                             -----------
                                                                                                 998,256
                                                                                             -----------
POLAND - 0.9%
Telekomunik, Polska GDR 144A - (Telecoms)                                   48,500               239,037
                                                                                             -----------
RUSSIA - 2.1%
LUKoil Oil Co. Holdings Spon ADR - (Resources)                              10,000               534,000
                                                                                             -----------
SOUTH AFRICA - 5.2%
Bidvest Group Limited- (Financial)                                          30,166               169,178
Impala Platinum Holdings - (Resources)                                       5,000               214,277
New Clicks Holdings - (Retail)                                              46,100                60,367
Reunert - (Holding Companies)                                              270,000               383,913
Softline Limited - (Manufacturing)(*)                                    1,250,000               519,157
                                                                                             -----------
                                                                                               1,346,892
                                                                                             -----------
TURKEY - 3.9%
Akcansa Cimento SA - (Construction Materials)                           11,200,000               150,965
Koc Holdings - (Holding Companies)                                       2,600,000               165,705
Migros Turk Tas - (Retail)                                               1,800,000               247,898
Yapi Ve Kredi Bank - (Financial)                                        28,000,000               242,037
Yazicilar - (Holding Companies)(*)                                       3,700,000               205,995
                                                                                             -----------
                                                                                               1,012,600
                                                                                             -----------
TOTAL COMMON AND PREFERRED STOCKS
    (identified cost, $29,047,372)                                                            25,231,862
                                                                        PRINCIPAL
                                                                         AMOUNT

REPURCHASE AGREEMENT - 1.4%
Investors Bank & Trust Repurchase Agreement, 5.69%,
  dated 10/31/00, $369,080 due on 11/1/00 (secured by
  Federal Government Agency securities), at cost                           369,022               369,022
                                                                                             -----------
TOTAL INVESTMENTS (identified cost, $29,416,394)                                              25,600,884

Other assets, less liabilities - 1.0%                                                            248,768
                                                                                             -----------
NET ASSETS - 100%                                                                            $25,849,652
                                                                                             ===========

(*)   Non-income producing security
(**) Preferred Stock

See notes to financial statements.

DLB STEWART IVORY EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
----------------------------------------------------------------------------------------------
     ASSETS:

         Investments, at value (identified cost, $29,416,394)                     $ 25,600,884
         Foreign cash, at value (cost, $519,419)                                       523,378
         Receivable for investments sold                                               250,076
         Receivable for fund shares sold                                                   638
         Dividends and interest receivable                                              45,660
         Receivable from investment manager                                              5,678
                                                                                  ------------
                                                                                    26,426,314
                                                                                  ------------
     LIABILITIES:
         Payable for investments purchased                                             504,458
         Accrued management fees                                                        27,754
         Accrued expenses                                                               44,450
                                                                                  ------------
                                                                                       576,662
                                                                                  ------------
     NET ASSETS                                                                   $ 25,849,652
                                                                                  ============
     NET ASSETS CONSIST OF:
         Paid-in capital                                                          $ 26,137,325
         Unrealized depreciation of investments and translation of assets and
            liabilities in foreign currencies                                       (3,812,530)
         Accumulated undistributed net realized gain on investments and
            foreign currency transactions                                            3,550,017
         Accumulated net investment loss                                               (25,160)
                                                                                  ------------
                   Total                                                          $ 25,849,652
                                                                                  ============
     SHARES OF BENEFICIAL INTEREST OUTSTANDING                                       2,592,909
                                                                                  ============
     NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
        PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
        OUTSTANDING)                                                              $       9.97
                                                                                  ============

See notes to financial statements.

DLB STEWART IVORY EMERGING MARKETS FUND

STATEMENT OF OPERATIONS
Year Ended October 31, 2000
-----------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME:
         Dividends (net of foreign tax withheld of $33,482)                         $   478,399
         Interest                                                                        74,426
                                                                                    -----------
                                                                                        552,825
                                                                                    -----------
     EXPENSES:
         Management fee                                                                 374,811
         Trustees' fees                                                                   6,636
         Custodian fees                                                                 117,308
         Accounting and audit fees                                                       34,017
         Registration fees                                                               33,668
         Legal fees                                                                      12,219
         Transfer agent fee                                                               7,891
         Miscellaneous                                                                    3,871
                                                                                    -----------
                                                                                        590,421
         Reduction of expenses by investment manager                                    (65,685)
                                                                                    -----------
                   Net expenses                                                         524,736
                                                                                    -----------
                   Net investment income                                                 28,089
                                                                                    -----------
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Realized gain (loss) (identified cost basis):
            Investment transactions                                                   3,572,424
            Foreign currency transactions and forward foreign currency exchange
               contracts and other transactions denominated in foreign currency         (75,656)
                                                                                    -----------
                   Net realized gain on investments and foreign currency              3,496,768
                                                                                    -----------
         Change in unrealized appreciation (depreciation):
            Investments                                                              (3,815,510)
            Foreign currency and forward foreign currency exchange contracts
              and other transactions denominated in foreign currency                      2,980
                                                                                    -----------
                   Net unrealized loss on investments and foreign currency           (3,812,530)
                                                                                    -----------
                   Net realized and unrealized loss on investments and foreign
                      currency                                                         (315,762)
                                                                                    -----------
                   Decrease in net assets from operations                           $  (287,673)
                                                                                    ===========

See notes to financial statements.

DLB STEWART IVORY EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS
Year Ended October 31, 2000
---------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS:
        From operations:
          Net investment income                                                  $     28,089
          Net realized gain on investments
             and foreign currency                                                   3,496,768
          Net unrealized depreciation of investments
             and foreign currency                                                  (3,812,530)
                                                                                 ------------
                                                                                     (287,673)
                                                                                 ------------

        Fund share transactions:
          Net proceeds from sales of shares                                        26,213,279
          Cost of shares reacquired                                                   (75,954)
                                                                                 ------------
                                                                                   26,137,325
                                                                                 ------------
                  Total increase in net assets                                     25,849,652

     NET ASSETS:
        At beginning of period                                                           --
                                                                                 ------------
        At end of period (including accumulated undistributed net investment
            loss of $25,160)                                                     $ 25,849,652
                                                                                 ============

   See notes to financial statements.

DLB STEWART IVORY EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
Year Ended October 31, 2000
-------------------------------------------------------------------------------------------------
         Per share data (for a share outstanding throughout
           the period):
           Net asset value- beginning of period                                         $   10.00
                                                                                        ---------
           Income from investment operations:
             Net investment income                                                           0.01
             Net realized and unrealized loss on investments
                and foreign currency                                                         (.04)
                                                                                        ---------
                                                                                            (0.03)
                                                                                        ---------
           Net asset value- end of period                                               $    9.97
                                                                                        =========
           Total return                                                                     (0.30%)

           Ratios and Supplemental Data:
             Ratio of expenses to average net assets                                         1.75%
             Ratio of net investment income to average net assets                             .09%
             Portfolio turnover                                                                88%
             Net assets at end of period (000 omitted)                                  $  25,850

     The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.75% of average daily net assets. Without such agreement the investment loss per share and ratios would have been:

             Net investment loss                                                        $    (.01)

             Ratios (to average net assets):
                Expenses                                                                     1.97%
                Net investment loss                                                         (0.13%)



    See notes to financial statements.

DLB STEWART IVORY EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Stewart Ivory Emerging Markets Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on November 1, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities collateral in a repurchase agreement be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to ensure that such value, including accrued interest, is greater than amounts owed to the Fund.

     FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The risks associated with these contracts include the possible inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund enters into forward contracts for hedging purposes only. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value resulting from unfavorable exchange rate movements. Forward foreign currency exchange contracts are adjusted by the daily change in the exchange rates of the underlying currencies, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities received. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Foreign taxes are provided with respect to interest and dividend income earned in foreign currencies in accordance with applicable tax rates. To the extent that such taxes are unrecoverable, they are recorded as a reduction of net investment income.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital. During the year ended October 31, 2000, $53,249 was reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share. During the year ended October 31, 2000, income from foreign sources was $511,881, and the Fund designated a foreign tax credit of $51,095.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of 1.25% of average daily net assets. For the period from November 1, 1999 (commencement of operations) to October 31, 2000, the management fee amounted to $374,811. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed 1.75% of average daily net assets. For the year period ended October 31, 2000, $65,685 of fund expenses were borne by Babson.

     Babson has entered into a sub-advisory agreement with Babson-Stewart Ivory International ("BSII"), an affiliate of Babson, with respect to the management of the international component of the Fund's portfolio. Under the sub-advisory agreement, Babson pays BSII a monthly fee at the effective annual rate of .875% of average daily net assets.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 2000 aggregated $50,864,570 and $25,415,618, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

                   Aggregate cost                                $  29,441,554
                                                                 =============
                   Gross unrealized appreciation                 $   1,336,208
                   Gross unrealized depreciation                    (5,176,878)
                                                                 -------------
                      Net unrealized depreciation                $  (3,840,670)
                                                                 =============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:



                                                                   Year Ended
                                                               October 31, 2000
                                                               ----------------
                   Shares sold                                      2,599,165
                   Redemptions                                         (6,256)
                                                                    ---------
                      Net increase                                  2,592,909
                                                                    =========

6.   RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall government supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

                                      DLB










THE DLB HIGH YIELD FUND










                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2000
















                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                             DLB HIGH YIELD FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE

The investment objective of the DLB High Yield Fund is to achieve a high level of current income by investing primarily in publicly traded high yield debt securities. (These securities are considered below investment grade and are commonly known as junk bonds.)

MARKET OVERVIEW

THE DLB HIGH YIELD FUND WAS LAUNCHED ON SEPTEMBER 5, 2000. Since that time, the return of the high yield market, as measured by the Lehman Corporate High Yield Index, was -4.07%. The market return for October alone was -3.20%, the sixth worst monthly loss since January 1990 and the eleventh worst return since January 1980. The yield of the Lehman Corporate High Yield Index of 13.65% at the end of October was approaching the highest month end level since the end of June 1991. Interestingly, default rates for the last twelve months of 4.00% appear to be only modestly above the historical average of 3.10%. Poor market technicals and lack of liquidity are depressing many bond prices and are impacting the total return of the market. In addition to depressed prices, the ability to transact in the market is very difficult. On a year to date basis through October, the lower tier rated high yield bonds (e.g., bonds rated CCC by Standard & Poor's) under-performed the overall high yield market, illustrating investors' lack of tolerance for credit risk.

PORTFOLIO STRATEGY REVIEW

WITH INCREASING UNCERTAINTY IN THE ECONOMY AND THE POTENTIAL FOR A SLOWING OF THE ECONOMY IN 2001, THE PRESENT STRATEGY FOR THE PORTFOLIO IS TO OVERWEIGHT HIGHER QUALITY ISSUERS WITHIN THE HIGH YIELD MARKET AND LESS CYCLICAL INDUSTRIES. While quality spreads remain at historically wide levels, we feel that one is adequately compensated to invest in the more stable tier of the high yield market. At the same time, we will look to take advantage of market inefficiencies to invest in undervalued situations as appropriate.

THE FUND'S TOP TEN HOLDINGS, INDUSTRY BREAKDOWN AND QUALITY WEIGHTINGS ARE LISTED ON THE FOLLOWING PAGE.

                                                             DLB HIGH YIELD FUND
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY REVIEW (CONT.)

--------------------------------------------------------------------------------
Top 10 Holdings                                           % of Fund Assets
--------------------------------------------------------------------------------
Buhrman                                                        1.98
Cross Timbers                                                  1.97
AES Corp.                                                      1.95
Magnum Hunter                                                  1.94
Level 3 Comm                                                   1.93
Lodgenet Enter.                                                1.92
Nextlink                                                       1.88
Tenet Healthcare                                               1.87
HMH Properties                                                 1.81
Nextel Comm                                                    1.77
Total                                                         19.02
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Industry Breakdown (%)
--------------------------------------------------------------------------------
Telecommunications                                            12.20
Broadcasting                                                   8.49
Oil & Gas                                                      6.95
Electronics                                                    4.98
Diversified                                                    4.01
Total                                                         36.63
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Quality Weightings (%)
--------------------------------------------------------------------------------
AAA-Cash                                                       37.50
BAA3                                                            2.35
BA1                                                             6.85
BA2                                                             6.61
BA3                                                             3.70
B1                                                             10.71
B2                                                             19.21
B3                                                             13.07
--------------------------------------------------------------------------------

                                                             DLB HIGH YIELD FUND
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

PERFORMANCE FOR THE DLB HIGH YIELD FUND SINCE INCEPTION OUTPERFORMED THE MARKET WITH A -0.30% RETURN VERSUS THE -4.23% RETURN FOR THE LEHMAN CORPORATE HIGH YIELD INDEX. The Fund's performance is largely attributed to its weighting in higher quality issuers and less cyclical industries. The Fund has held cash, which helped to boost the performance. The Fund also held a small position in convertible securities that should help to augment the return in the future.

OUTLOOK

THE DLB HIGH YIELD FUND CONTINUES TO BE DEFENSIVELY POSITIONED AS WE ENTER 2001. The outlook for the economy remains uncertain. We believe that many of the highly leveraged companies within the high yield universe will not be poised to withstand a meaningful slowing of the economy. We intend to continue to overweight less leveraged companies in defensive industries. We will continue to evaluate convertible securities as attractive investments for the Fund as many of these issuers are higher quality companies and the equity component of the securities offers additional upside.

                                                             DLB HIGH YIELD FUND
--------------------------------------------------------------------------------

PERFORMANCE

--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/00
--------------------------------------------------------------------------------

                                               Annualized Since Inception
                                                   9/5/00-10/31/00


     DLB High Yield Fund                                -0.30
     Lehman Brothers Corporate High Yield Index         -4.23
--------------------------------------------------------------------------------






DISCLOSURE STATEMENT

LEHMAN BROTHERS CORPORATE HIGH YIELD INDEX is an unmanaged index that includes high yield issuers rated Ba1 or lower, with the minimum size of the issue being $100 million. This index includes defaulted securities, zero coupon securities, and Yankee and global bonds of non emerging issuers. Securities in the Fund do not match those in the Index, and the performance of the Fund will differ.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                             DLB HIGH YIELD FUND
--------------------------------------------------------------------------------













This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB High Yield Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.














                          Babson Securities Corporation
                     One Memorial Drive, Cambridge, MA 02142
                                 December 2000

                                        DLB HIGH YIELD FUND

                                        FINANCIAL STATEMENTS FOR THE PERIOD FROM
                                        SEPTEMBER 5, 2000 (COMMENCEMENT OF
                                        OPERATIONS) TO OCTOBER 31, 2000

DLB HIGH YIELD FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------



INDEPENDENT AUDITORS' REPORT                                                1


FINANCIAL STATEMENTS:

    Portfolio of Investments as of October 31, 2000                       2 - 4

    Statement of Assets and Liabilities as of October 31, 2000              5

    Statement of Operations from September 5, 2000 (commencement
         of operations) to October 31, 2000                                 6

    Statement of Changes in Net Assets from September 5, 2000
         (commencement of operations) to October 31, 2000                   7

    Financial Highlights from September 5, 2000 (commencement
         of operations) to October 31, 2000                                 8

    Notes to Financial Statements                                        9 - 11

                                                                        DELOITTE
                                                                        & TOUCHE

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Tel:(617) 437 2000
Fax:(617) 437 2111
www.us.deloitte.com

INDEPENDENT AUDITORS' REPORT


To the Trustees of The DLB Fund Group and
   Shareholders of DLB High Yield Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB High Yield Fund (the "Fund") (a series of The DLB Fund Group) as of October 31, 2000, and the related statements of operations and changes in net assets and financial highlights for the period from September 5, 2000 (commencement of operations) to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DLB High Yield Fund at October 31, 2000, the results of its operations, the change in its net assets, and its financial highlights for the period from September 5, 2000 (commencement of operations) to October 31, 2000 in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

December 8, 2000

--------
Deloitte
Touche
Tohmatsu
--------

DLB HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------------------------
                       BONDS - 63.9%

     S&P/MOODY'S                               ISSUER                                PRINCIPAL               VALUE
     BOND RATING                                                                      AMOUNT
     (UNAUDITED)

                       BROADCASTING - 5.5%
          B            Adelphia Communications, 9.375%, 2009                         $ 250,000            $   215,000
          BA           British Sky Broadcasting Group, 6.875%, 2009                    500,000                427,943
          B            Charter Communications, 10%, 2009                               250,000                245,625
          B            Echostar Dbs, 10.375%, 2007*                                    250,000                250,000
          B            Mediacom, 8.5%, 2008                                            250,000                230,625
                                                                                                          -----------
                                                                                                            1,369,193
                                                                                                          -----------
                       BUILDING AND REAL ESTATE - 1.0%
          B            Intrawest Corp., 9.75%, 2008                                    250,000                243,750
                                                                                                          -----------
                       CARGO TRANSPORT - 1.0%
          BA           Kansas City South, 9.5%, 2008*                                  250,000                253,750
                                                                                                          -----------
                       CHEMICALS, PLASTICS AND RUBBER - 1.0%
          BA           Lyondell Chemical, 9.875%, 2007                                 250,000                245,000
                                                                                                          -----------
                       CONTAINERS, PACKAGING AND GLA - 1.5%
          B            Tekni-Plex, Inc., 12.75%, 2010                                  270,000                243,000
          B            US Can Co., 12.375%, 2010*                                      125,000                122,500
                                                                                                          -----------
                                                                                                              365,500
                                                                                                          -----------
                       DIVERSIFIED/CONGLOMERATE SERVICES - 4.0%
          B            Buhrmann US, Inc., 12.25%, 2009                                 500,000                505,000
          B            URS Corp., 12.25%, 2009                                         250,000                250,000
          B            William Scotsman, 9.875%, 2007                                  300,000                255,000
                                                                                                          -----------
                                                                                                            1,010,000
                                                                                                          -----------
                       DRUGS - 1.0%
         BAA           Teva Pharmaceutical, 1.5%, 2005*                                250,000                248,438
                                                                                                          -----------
                       ELECTRONICS - 5.1%
          B            Advanced Energy, 5.25%, 2006                                    200,000                153,250
          B            Conexant Systems, 4%, 2007                                      245,000                156,041
          B            Cymer, 7.25%, 2004                                              300,000                282,516
          B            LSI Logic, 4%, 2005                                             325,000                272,084
          BA           Sanmina Corp., 0%, 2020*                                        610,000                303,963
          BA           SCI Systems, Inc., 3%, 2007                                     100,000                101,333
                                                                                                          -----------
                                                                                                            1,269,187
                                                                                                          -----------
                       HEALTHCARE, EDUCATION AND CHILDCARE - 3.9%
          BA           Express Scripts Inc., 9.625%, 2009                              250,000                247,500
          BA           HCA-The Healthcare Company, 8.75%, 2010                         250,000                253,193

                                       2

     S&P/MOODY'S                               ISSUER                                PRINCIPAL               VALUE
     BOND RATING                                                                      AMOUNT
     (UNAUDITED)

          BA           Tenet Healthcare Corp., 7.625%, 2008                          $ 500,000            $   475,625
                                                                                                          -----------
                                                                                                              976,318
                                                                                                          -----------
                       HOME/OFFICE FURNISHINGS/DURABLE - 0.6%
          B            Remington Products, 11%, 2006                                   175,000                140,000
                                                                                                          -----------
                       HOTELS, MOTELS, INNS & Gaming - 2.8%
          BA           H M H Properties, Inc., 7.875%, 2008                            500,000                461,250
         BAA           MGM Mirage, 8.5%, 2010                                          250,000                247,642
                                                                                                          -----------
                                                                                                              708,892
                                                                                                          -----------
                       LEISURE, AMUSEMENT ENTERTAINMENT - 3.9%
         BAA           Boca Resorts, 9.875%, 2009                                      250,000                236,250
          BA           International Game Technology, 8.375%, 2009                     250,000                243,750
          B            Lodgenet Entertainment, 10.25%, 2006                            500,000                490,000
                                                                                                          -----------
                                                                                                              970,000
                                                                                                          -----------
                       MINING, STEEL, IRON - 0.2%
          B            Better Minerals & Aggregate, 13%, 2009                           55,000                 44,138
                                                                                                          -----------
                       OIL AND GAS - 7.1%
          B            Cross Timbers, 9.25%, 2007                                      500,000                501,875
          B            Magnum Hunter RE, 10%, 2007                                     500,000                495,000
          B            Plains Resources, 10.25%, 2006                                  375,000                378,750
          BA           Pride International, 9.375%, 2007                               250,000                252,813
          BA           R & B Falcon Corp., 6.75%, 2005                                 150,000                141,000
                                                                                                          -----------
                                                                                                            1,769,438
                                                                                                          -----------
                       PERSONAL TRANSPORTATION - 0.9%
          B            Amtran, 10.5%, 2004                                             250,000                232,500
                                                                                                          -----------
                       PRINTING AND PUBLISHING - 1.9%
          B            American Media, 10.25%, 2009                                    250,000                242,500
          B            American Tissue Inc., 12.5%, 2006                               250,000                237,500
                                                                                                          -----------
                                                                                                              480,000
                                                                                                          -----------
                       PUBLISHING/PRINTING - 1.0%
          BA           Hollinger International Publishing, 8.625%, 2005                250,000                245,000
                                                                                                          -----------
                       RETAIL STORES - 1.0%
          B            United Rentals, 9.25%, 2009                                     300,000                246,000
                                                                                                          -----------
                       TELECOMMUNICATIONS - 17.5%
          B            360Networks Inc., 13%, 2008                                     200,000                168,000
         BAA           Commscope Inc., 4%, 2006                                        120,000                103,385
          B            E V International Inc., 11%, 2007                               375,000                258,750
         BAA           Global Crossing Holding, 9.5%, 2009*                            235,000                224,425
          B            ITC Delta, 4.5%, 2006                                           465,000                235,988
          B            Level 3 Comm Inc., 11%, 2008*                                   540,000                491,400
          B            McLeod USA Inc., 8.125%, 2009                                   525,000                448,875
          B            Nextel Communications, 5.25%, 2010                              535,000                451,514

                                       3

     S&P/MOODY'S                               ISSUER                                PRINCIPAL               VALUE
     BOND RATING                                                                      AMOUNT
     (UNAUDITED)

          B            Nextel Communications, 9.375%, 2009                           $ 250,000            $   242,500
          B            Nextlink Comm, 10.75%, 2009                                     545,000                479,600
          B            NTL Communications Corp., 11.875%, 2010*                        250,000                237,500
          B            NTL Incorporated, 10%, 2007                                     250,000                221,250
          B            Telewest, 6%, 2005*                                             480,000                334,200
          B            Transwitch, 4.5%, 2005*                                          40,000                 44,551
          B            Williams Communications Group, 6.75%, 2012*                       5,000                200,000
          B            Williams Communications Group, 11.875%, 2010*                   250,000                217,500
                                                                                                          -----------
                                                                                                            4,359,438
                                                                                                          -----------
                       TEXTILES AND LEATHER - 1.0%
          B            Saint John Knits International, 12.5%, 2009                     270,000                249,750
                                                                                                          -----------
                       UTILITIES - 2.0%
          BA           AES Corp., 9.375%, 2010                                         500,000                497,153
                                                                                                          -----------
                       TOTAL BONDS (identified cost, $16,245,612)                                          15,923,445



                       REPURCHASE AGREEMENT - 20.2%
                       Investors Bank & Trust Repurchase Agreement, 5.69%,
                         dated 10/31/00, $5,028,652 due on 11/1/00 (secured by
                         Federal Government Agency securities), at cost              5,027,857              5,027,857
                                                                                                          -----------

                       TOTAL INVESTMENTS (identified cost, $21,273,469 )                                   20,951,302

                       Other assets, less liabilities - 15.9%                                               3,965,881
                                                                                                          -----------
                       NET ASSETS - 100%                                                                  $24,917,183
                                                                                                          ===========
                       (*) SEC Rule 144A restriction.

                       See notes to financial statements.

DLB HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000
----------------------------------------------------------------------------------
     ASSETS:

         Investments, at value (identified cost, $16,245,612)         $ 15,923,445
         Repurchase agreement, at cost and value                         5,027,857
                                                                      ------------
            Total investments (identified cost, $21,273,469)            20,951,302
         Cash                                                            4,571,401
         Interest receivable                                               441,581
         Receivable from investment manager                                 29,076
                                                                      ------------
                                                                        25,993,360
                                                                      ------------
     LIABILITIES:
         Payable for investments purchased                               1,005,848
         Accrued management fee                                             10,510
         Accrued expenses                                                   59,819
                                                                      ------------
                                                                         1,076,177
                                                                      ------------
     NET ASSETS                                                       $ 24,917,183
                                                                      ============
     NET ASSETS CONSIST OF:
         Paid-in capital                                              $ 25,225,461
         Unrealized depreciation of investments                           (322,167)
         Accumulated net realized gain on investment transactions            5,649
         Accumulated undistributed net investment income                     8,240
                                                                      ------------
                   Total                                              $ 24,917,183
                                                                      ============
     SHARES OF BENEFICIAL INTEREST OUTSTANDING                           2,522,829
                                                                      ============
     NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
        PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
        OUTSTANDING)                                                  $       9.88
                                                                      ============

See notes to financial statements.

DLB HIGH YIELD FUND

STATEMENT OF OPERATIONS
PERIOD FROM SEPTEMBER 5, 2000 (COMMENCEMENT OF OPEARTIONS) TO OCTOBER 31, 2000
--------------------------------------------------------------------------------
     NET INVESTMENT INCOME:
         Interest                                                      $ 262,772
                                                                       ---------

     EXPENSES:
         Management fee                                                   19,387
         Trustees' fees                                                    1,390
         Accounting and audit fees                                        24,116
         Registration fee                                                 21,480
         Custodian fees                                                   11,332
         Legal fees                                                        1,868
         Transfer agent fee                                                1,526
         Miscellaneous                                                     1,223
                                                                       ---------
                                                                          82,322
         Reduction of expenses by investment manager                     (53,241)
                                                                       ---------
                   Net expenses                                           29,081
                                                                       ---------
                   Net investment income                                 233,691
                                                                       ---------
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

         Realized gain (identified cost basis)                             5,649

         Change in unrealized depreciation                              (322,167)
                                                                       ---------
                   Net realized and unrealized loss on investments      (316,518)
                                                                       ---------
                   Decrease in net assets from operations              $ (82,827)
                                                                       =========

See notes to financial statements.

DLB HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS
Period from September 5, 2000 (commencement of operations) to October 31, 2000
----------------------------------------------------------------------------------
    INCREASE (DECREASE) IN NET ASSETS:
        From operations:
          Net investment income                                       $    233,691
          Net realized gain on investments                                   5,649
          Net unrealized depreciation of investments                      (322,167)
                                                                      ------------
                                                                           (82,827)
                                                                      ------------
        Distributions to shareholders:
          From net investment income                                      (225,451)
                                                                      ------------
        Fund share transactions:
          Net proceeds from sales of shares                             25,000,000
          Net asset value of shares issued in
            reinvestment of distributions                                  225,451
                                                                      ------------
                                                                        25,225,451
                                                                      ------------
                  Total increase in net assets                          24,917,173

     NET ASSETS:
        At beginning of period                                                  10
                                                                      ------------
        At end of period (including accumulated undistributed net
            investment income of $8,240)                              $ 24,917,183
                                                                      ============

   See notes to financial statements.

DLB HIGH YIELD FUND

FINANCIAL HIGHLIGHTS
PERIOD FROM SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------
    Per share data (for a share outstanding throughout
      the period):
      Net asset value- beginning of period                                                      $ 10.00
                                                                                                -------
      Income from investment operations:
        Net investment income                                                                      0.09
        Net realized and unrealized loss on investments                                           (0.12)
                                                                                                -------
                                                                                                   (.03)
                                                                                                -------
    Less distributions to shareholders:
      From net investment income                                                                  (0.09)
                                                                                                -------
      Net asset value- end of period                                                            $  9.88
                                                                                                =======
      Total return                                                                                (0.30%)

      Ratios and Supplemental Data:
        Ratio of expenses to average net assets                                                    0.75%*
        Ratio of net investment income to average net assets                                       6.01%*
        Portfolio turnover                                                                            5%
        Net assets at end of period (000 omitted)                                               $24,917

     The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .75% of average daily net assets. Without such agreement the net investment income per share and ratios would have been:

        Net investment income                                                                   $   .07

        Ratios (to average net assets):
           Expenses                                                                                2.12%*
           Net investment income                                                                   4.64%*

    *   Annualized

    See notes to financial statements.

DLB HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB High Yield Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on September 5, 2000.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to ensure that such value, including accrued interest, is greater than amounts owed to the Fund.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of 0.50% of average daily net assets. For the period from September 5, 2000 (commencement of operations) to October 31, 2000, the management fee amounted to $19,387. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed .75% of average daily net assets. For the period from September 5, 2000 (commencement of operations) to October 31, 2000, $53,241 of fund expenses were borne by Babson.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the period ended October 31, 2000 aggregated $16,7786,593 and $553,598, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


     Aggregate cost                             $ 25,844,870
                                                ============
     Gross unrealized appreciation              $    132,823
     Gross unrealized depreciation                  (454,990)
                                                ------------
       Net unrealized depreciation              $   (322,167)
                                                ============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                        Period from
                                     September 5, 2000
                                     (Commencement of
                                       operations) to
                                      October 31, 2000
                                          ---------
     Shares sold                          2,500,000
     Shares reinvested                       22,828
                                          ---------
       Net increase                       2,522,828
                                          =========

                                      DLB






THE DLB TECHNOLOGY FUND











                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2000
















                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                             DLB TECHNOLOGY FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB TECHNOLOGY FUND seeks long-term growth of capital. The Fund seeks to achieve its investment objective through investment primarily in securities of companies in the technology sector or otherwise expected to benefit from the development, advancement, or use of technology.

MARKET OVERVIEW

THE DLB TECHNOLOGY FUND COMMENCED OPERATIONS ON SEPTEMBER 5, 2000 AND WAS THEREFORE ONLY INVESTING IN THE TECHNOLOGY SECTOR DURING THE FINAL TWO MONTHS OF THE FISCAL YEAR ENDED OCTOBER 31, 2000. Market dynamics for technology stocks during the fiscal year ended October 31,2000 were even more volatile than considered normal, even for a sector that is usually quite volatile. On March 27th, 2000, the NASDAQ 100, the benchmark for the DLB Technology Fund, peaked with a gain of 78.4% from the beginning of the Fund's fiscal year on November 1, 1999. From that peak to the Fund's fiscal year end, the NASDAQ 100 declined 30%. For the full fiscal year, the benchmark posted a seemingly adequate return of +16.8%. The year was unprecedented in terms of volatility and the magnitude of the price changes from day to day on the overall market index.

THE MARCH CORRECTION CONSISTED PRIMARILY OF THE DEMISE OF OUTRAGEOUS INTERNET STOCK VALUATIONS. Other money making technology stocks declined, as well, but the major sell-off was in the Internet and related names. Most high quality technology stocks rose quickly after the March sell-off, such that the NASDAQ 100 Index was only marginally off its March peak on the last day of August. The sell-off that began after Labor Day and continues today demonstrated far less discrimination among stocks than the March rout. Large and small capitalization stocks, as well as growth and value technology names, have all participated in this latest market correction. Excessive growth expectations, and the historically unprecedented multiples that paid for that growth, had reached unsustainable levels. These expectations simply have not been met.

FUNDAMENTAL CONCERNS BEGAN PERCOLATING DURING THE SUMMER MONTHS AS PERSONAL COMPUTER SALES SLOWED. Cellular phone sales slowed and capital availability for building out the telecommunications service providers' digital infrastructures dried up. The overheated demand situation from the first half manifested itself through a buildup of inventories at the component companies and their distributors. This will lead to a temporary slowing of sales as the inventories are worked down.

                                                             DLB TECHNOLOGY FUND
--------------------------------------------------------------------------------

MARKET OVERVIEW
(CONT.)

Earnings estimates have been declining for the fourth calendar quarter and for 2001. Growth expectations have declined, as have multiples. While many of these issues are technology specific, a slowing economy has not helped matters either. The likelihood of lower interest rates should stabilize the entire technology group and allow revised 2001 growth targets to be met.

PORTFOLIO STRATEGY REVIEW

THE DLB TECHNOLOGY FUND REMAINS COMMITTED TO INVESTING IN HIGH GROWTH, HIGH QUALITY TECHNOLOGY COMPANIES AROUND THE WORLD. The Fund's strategy is to capitalize on the return to centralized computing. The current investment theme is "Bigger is Better". The Fund, therefore, favors enterprise hardware and software, data storage, communications infrastructure and specialized semiconductor business segments. Mobile computing, connected over an upgraded communications network to centralized hardware, should benefit not only device manufacturers like Palm, Handspring and Nokia, but should also drive the business fundamentals of Cisco, Sun Microsystems, Microsoft, Compaq, Nortel and Corning to name just a few. There are multiple ways to capitalize on the Internet without investing specifically in "dot com" companies.

THE FUND SEEKS TO ESTABLISH POSITIONS AT RATIONAL VALUATIONS RELATIVE TO COMPANY AND INDUSTRY FUNDAMENTALS WHILE OPPORTUNISTICALLY TAKING ADVANTAGE OF MARKET VOLATILITY TO BUY QUALITY NAMES. The criteria for ownership are: strong long-term fundamentals, sizable addressable market opportunities and excellent cash flow characteristics (and/or future cash flow potential).

THE FUND SELLS A POSITION WHEN LONG-TERM FUNDAMENTAL OUTLOOKS AND /OR FUTURE CASH FLOW GENERATION DYNAMICS CHANGE. Deteriorating industry fundamentals will also drive sell decisions, as will valuations that get ahead of fundamentals.

RISK CONTROL IS MANAGED BY MAINTAINING WELL-BALANCED SUBSECTOR WEIGHTINGS. An industry (or industries) will become overweighted only when valuations are favorable and compelling relative to fundamentals.

THE FUND'S TOP TEN HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND ON THE FOLLOWING
PAGE:

                                                             DLB TECHNOLOGY FUND
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY REVIEW
(CONT.)

--------------------------------------------------------------------------------
Top 10 Equity Holdings                                    % of Fund Assets
--------------------------------------------------------------------------------

Microsoft                                                      7.77
Sun Microsystems                                               4.65
Cisco                                                          4.57
EMC                                                            3.31
Intel                                                          3.21
Nortel                                                         3.07
Oracle Systems                                                 2.86
JDS Uniphase                                                   2.59
IBM                                                            2.38
PMC-Sierra                                                     2.29
Total                                                         36.70
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector                                                 %
Diversification (%)                Portfolio       Benchmark      Difference
--------------------------------------------------------------------------------

Computer Software                   19.4             18.0            +1.4
Computer Services                    6.8              3.0            +3.8
Communication Equipment             17.6             13.6            +4.0
Semiconductors                      17.1             15.5            +1.6
Computer Hardware                   10.4              6.5            +3.9
Networking                           8.2              8.6            -0.4
Internet                             3.7              4.0            -0.3
Peripherals                          3.7              0              +3.7
Contract Manufacturers               3.3              1.0            +2.3
Telecom Services                     1.7              7.0            -5.3
Cash                                 6.9              0               6.9
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

THE FUND WAS EFFECTIVE ON SEPTEMBER 5TH, 2000. As noted in the "Market Overview", the end of August registered a secondary peak for the NASDAQ 100 for the fiscal year (with the primary peak being on March 27th). Stocks were added to the Fund selectively. Nonetheless, a decline of 11.60% was experienced versus a decline in the benchmark of 19.93% over the initial two month period.

                                                             DLB TECHNOLOGY FUND
--------------------------------------------------------------------------------

OUTLOOK

WE BELIEVE THAT INVESTORS WILL CONTINUE TO ADJUST THEIR EXPECTATIONS LOWER FOR ALL TECHNOLOGY STOCKS OVER THE NEXT FEW MONTHS. Therefore, more reasonable valuations and achievable growth expectations will likely spark a rally in higher quality technology names. In all likelihood, there will be a greater emphasis on valuations. Price to earnings multiples have been contracting and will likely bottom in the fourth calendar quarter of 2000. Macroeconomic conditions will depend on interest rate reductions over the near term. In addition, the financial stability of many of the telecommunications service providers is dependent on interest rates and the availability of capital. In the semiconductor area, barring an economic recession, inventory imbalances should be resolved within a quarter or two. Growth in the new digital computing areas is expected to continue. Centralized computing is back in a significant way and the infrastructure to implement it is still evolving.

IN CONCLUSION, WE BELIEVE THAT INVESTING IN TECHNOLOGY COMPANIES WILL CONTINUE TO BE A LONG TERM LUCRATIVE ENDEAVOR. However, more emphasis will be placed on strong fundamentals. These fundamentals include strong market positions, management capabilities and cash flow prospects, all balanced by reasonable valuations.

                                                             DLB TECHNOLOGY FUND
--------------------------------------------------------------------------------

PERFORMANCE

--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/00
--------------------------------------------------------------------------------

                                    Annualized Since Inception
                                        9/5/00-10/31/00

     DLB Technology Fund                   -11.60
     NASDAQ 100 Index                      -19.93
--------------------------------------------------------------------------------









DISCLOSURE STATEMENT

NASDAQ 100 INDEX represents the largest and most active non-financial domestic and international issues listed on The NASDAQ Stock Market based on market capitalization. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                             DLB TECHNOLOGY FUND
--------------------------------------------------------------------------------






This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Technology Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.



















                          Babson Securities Corporation
                     One Memorial Drive, Cambridge, MA 02142
                                 December 2000

                                        DLB TECHNOLOGY FUND

                                        FINANCIAL STATEMENTS FOR THE PERIOD FROM
                                        SEPTEMBER 5, 2000 (COMMENCEMENT OF
                                        OPERATIONS) TO OCTOBER 31, 2000

DLB TECHNOLOGY FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------



INDEPENDENT AUDITORS' REPORT                                                1


FINANCIAL STATEMENTS:

    Portfolio of Investments as of October 31, 2000                       2 - 4

    Statement of Assets and Liabilities as of October 31, 2000              5

    Statement of Operations from September 5, 2000 (commencement
         of operations) to October 31, 2000                                 6

    Statement of Changes in Net Assets from September 5, 2000
         (commencement of operations) to October 31, 2000                   7

    Financial Highlights from September 5, 2000 (commencement
         of operations) to October 31, 2000                                 8

    Notes to Financial Statements                                        9 - 11

                                                                        DELOITTE
                                                                        & TOUCHE

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Tel:(617) 437 2000
Fax:(617) 437 2111
www.us.deloitte.com



INDEPENDENT AUDITORS' REPORT


To the Trustees of The DLB Fund Group and
   Shareholders of DLB Technology Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Technology Fund (the "Fund") (a series of The DLB Fund Group) as of October 31, 2000, and the related statements of operations and changes in net assets and financial highlights for the period from September 5, 2000 (commencement of operations) to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DLB Technology Fund at October 31, 2000, the results of its operations, the change in its net assets, and its financial highlights for the period from September 5, 2000 (commencement of operations) to October 31, 2000 in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP

December 8, 2000

--------
Deloitte
Touche
Tohmatsu
--------

DLB TECHNOLOGY GROWTH  FUND

PORTFOLIO OF INVESTMENTS
October 31, 2000
---------------------------------------------------------------------------------------------------------
COMMON STOCKS - 93.8%

                    ISSUER                                               SHARES               VALUE

COMMUNICATION EQUIPMENT - 12.8%
Advanced Fibre Communication (*)                                           4,600               $ 149,788
Alcatel (*)                                                                4,800                 299,400
Ciena Corporation                                                          2,000                 210,250
Corning Inc.                                                               6,000                 459,000
Corvis Corporation (*)                                                     2,000                 131,250
General Motors Corporation                                                 7,300                 236,520
Nokia Corp ADR                                                             8,000                 342,000
Nortel Networks Corporation                                               14,000                 637,000
Oni Systems Corp. (*)                                                      1,800                 145,913
Redback Networks Inc.                                                      1,000                 106,438
Sonus Networks, Inc.                                                       3,400                 117,300
                                                                                             -----------
                                                                                               2,834,859
                                                                                             -----------
COMMUNICATION SERVICES - 1.7%
AT & T Corp                                                                8,600                 199,413
Global Crossing LTD (*)                                                    7,800                 184,275
                                                                                             -----------
                                                                                                 383,688
                                                                                             -----------
COMPUTER RELATED - 13.7%
Apple Computer, Inc.                                                       5,000                  97,813
Compaq Computer Corporation                                               12,900                 392,289
EMC Corporation                                                            7,700                 685,781
International Business Machines Corporation                                5,000                 492,500
Lexmark International Group, Inc. (*)                                      3,200                 131,200
Palm, Inc.                                                                 5,100                 273,169
Sun Microsystems, Inc.                                                     8,700                 964,613
                                                                                             -----------
                                                                                               3,037,365
                                                                                             -----------
COMPUTER SOFTWARE - 0.7%
Aremissoft Corporation (*)                                                 3,500                 149,625
                                                                                             -----------
ELECTRONICS & INSTRUMENTS - 13.0%
ADC Telecommunications, Inc.                                               5,000                 106,875
Analog Devices, Inc.                                                       6,900                 448,500
Atmel Corporation                                                          5,000                  74,688
Cypress Semiconductor Corporation (*)                                      4,800                 179,700
Gemstar-TV Guide International, Inc.                                       2,000                 137,125
Handspring, Inc. (*)                                                       1,100                  79,544
JDS Uniphase Corp                                                          6,600                 537,075
Jabil Circuit, Inc.                                                        4,000                 228,250

                                       2

                    ISSUER                                               SHARES               VALUE

SCI Systems, Inc.                                                          6,500               $ 279,500
Sony Corporation                                                           2,300                 190,900
STMicroelectronics N.V.                                                    4,600                 238,913
Sycamore Networks, Inc.                                                    2,400                 151,800
Flextronics International Ltd.                                             5,600                 212,800
                                                                                             -----------
                                                                                               2,865,670
                                                                                             -----------
ELECTRICAL EQUIPMENT - 2.0%
Altera Corporation                                                        10,600                 433,938
                                                                                             -----------
INTERNET - 2.1%
America Online, Inc.                                                       9,200                 463,956
                                                                                             -----------
MEDIA - 1.0%
USA Networks, Inc.                                                        11,200                 226,800
                                                                                             -----------
NETWORKING - 7.9%
Cisco Systems, Inc.                                                       17,600                 948,200
Extreme Networks, Inc.                                                     1,500                 124,406
Juniper Networks, Inc.                                                     2,000                 390,000
Scientific-Atlanta, Inc.                                                   4,000                 273,750
                                                                                             -----------
                                                                                               1,736,356
                                                                                             -----------
RECREATION - 0.4%
Electronic Arts Inc.                                                       1,600                  80,000
                                                                                             -----------
SEMICONDUCTORS - 12.4%
Finisar Corporation                                                        2,800                  80,675
Intel Corporation                                                         14,800                 666,000
Linear Technology Corporation                                              4,000                 258,250
Maxim Integrated Products, Inc.                                            3,200                 212,200
Microchip Technology Incorporated                                          9,000                 284,625
Micron Technology, Inc.                                                    5,800                 201,550
PMC-Sierra, Inc.                                                           2,300                 389,850
SDL, Inc.                                                                  1,000                 259,250
Triquint Semiconductor, Inc.                                               4,400                 168,575
Vitesse Semiconductor Corporation (*)                                      3,000                 209,813
                                                                                             -----------
                                                                                               2,730,788
                                                                                             -----------
SOFTWARE AND SERVICES - 24.8%
Adobe Systems Incorporated                                                 4,000                 304,250
Bea Systems, Inc.                                                          4,000                 287,000
Broadvision, Inc.                                                          4,300                 127,925
Commerce One, Inc.                                                         1,800                 115,538
Exodus Communications, Inc.                                                9,400                 315,488
Fiserv, Inc. (*)                                                           2,100                 110,119
General Magic, Inc. (*)                                                   21,000                  84,657
J.D. Edwards & Company (*)                                                 4,000                 103,500
Informix Corporation (*)                                                  29,200                 124,100

                                       3

                    ISSUER                                               SHARES               VALUE

Inktomi Corporation                                                        1,600               $ 101,500
Mercury Interactive Corporation                                              500                  55,500
Microsoft Corp (*)                                                        23,400               1,611,668
Oracle Corporation                                                        18,000                 594,000
Parametric Technology Corporation (*)                                     22,200                 273,338
Photochannel Networks Inc. (*)                                            20,400                  19,101
Realnetworks, Inc.                                                         6,200                 127,778
Red Hat, Inc.                                                             12,400                 155,000
Storage Networks Inc. (*)                                                  3,200                 203,000
Symantec Corporation (*)                                                  11,500                 449,219
Veritas Software Corporation                                               2,200                 310,234
                                                                                             -----------
                                                                                               5,472,915
                                                                                             -----------
TRANSPORTATION - 1.3%
Sabre Holdings Corporation                                                 8,600                 287,563
                                                                                             -----------

TOTAL COMMON STOCKS
     (identified cost, $23,431,127)                                                           20,703,523


                                                                      PRINCIPAL
                                                                        AMOUNT

REPURCHASE AGREEMENT - 5.2%
Investors Bank & Trust Repurchase Agreement, 5.69%,
  dated 10/31/00, $1,158,002 due on 11/1/00 (secured by
  Federal Government Agency securities), at cost                      $1,157,819               1,157,819
                                                                                             -----------
TOTAL INVESTMENTS (identified cost, $24,588,946)                                              21,861,342

Other assets, less liabilities - 1.0%                                                            228,477
                                                                                             -----------
NET ASSETS - 100%                                                                            $22,089,819
                                                                                             ===========

(*) Non-income producing security

See notes to financial statements.

DLB TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000
----------------------------------------------------------------------------------
     ASSETS:

         Investments, at value (identified cost, $24,588,946)         $ 21,861,342
         Receivable for investments sold                                   277,283
         Dividends and interest receivable                                   1,670
         Receivable from investment manager                                 29,294
                                                                      ------------
                                                                        22,169,589
                                                                      ------------
     LIABILITIES:
         Accrued management fee                                             18,967
         Accrued expenses                                                   60,803
                                                                      ------------
                                                                            79,770
                                                                      ------------
     NET ASSETS                                                       $ 22,089,819
                                                                      ============
     NET ASSETS CONSIST OF:
         Paid-in capital                                              $ 25,000,010
         Unrealized depreciation of investments                         (2,727,604)
         Accumulated net realized loss on investment transactions         (212,790)
         Accumulated undistributed net investment income                    30,203
                                                                      ------------
                   Total                                              $ 22,089,819
                                                                      ============
     SHARES OF BENEFICIAL INTEREST OUTSTANDING                           2,500,001
                                                                      ============
     NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
        PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
        OUTSTANDING)                                                  $       8.84
                                                                      ============

See notes to financial statements.

DLB TECHNOLOGY FUND

STATEMENT OF OPERATIONS
PERIOD FROM SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000
----------------------------------------------------------------------------------
     NET INVESTMENT INCOME:
         Dividends                                                     $       596
         Interest                                                           77,190
                                                                       -----------
                                                                            77,786
                                                                       -----------
     EXPENSES:
         Management fee                                                     36,603
         Trustees' fees                                                      1,390
         Custodian fees                                                     11,269
         Accounting and audit fees                                          22,895
         Registration fee                                                   23,923
         Legal fees                                                          1,868
         Transfer agent fee                                                  1,526
         Miscellaneous                                                       1,223
                                                                       -----------
                                                                           100,697
         Reduction of expenses by investment manager                       (53,114)
                                                                       -----------
                   Net expenses                                             47,583
                                                                       -----------
                   Net investment income                                    30,203
                                                                       -----------
     REALIZED AND UNREALIZED GAIN (LOSS) ON
            INVESTMENTS:

         Realized loss (identified cost basis)                            (212,790)

         Change in unrealized depreciation                              (2,727,604)
                                                                       -----------
                   Net realized and unrealized loss on investments      (2,940,394)
                                                                       -----------
                   Decrease in net assets from operations              $(2,910,191)
                                                                       ===========


See notes to financial statements.

DLB TECHNOLOGY FUND

STATEMENT OF CHANGES IN NET ASSETS
PERIOD FROM SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000
---------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS:
        From operations:
          Net investment income                                                  $     30,203
          Net realized loss on investments                                           (212,790)
          Net unrealized depreciation of investments                               (2,727,604)
                                                                                 ------------
                                                                                   (2,910,191)
                                                                                 ------------

        Fund share transactions:
          Net proceeds from sales of shares                                        25,000,000
                                                                                 ------------

                  Total increase in net assets                                     22,089,809

     NET ASSETS:
        At beginning of period                                                             10
                                                                                 ------------
        At end of period (including accumulated undistributed net investment
            income of $30,203)                                                   $ 22,089,819
                                                                                 ============

   See notes to financial statements.

DLB TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS
PERIOD FROM SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------
    Per share data (for a share outstanding throughout
      the period):
      Net asset value- beginning of period                                                       $ 10.00
                                                                                                 -------
      Income from investment operations:
        Net investment income                                                                       0.01

        Net realized and unrealized loss on investments                                            (1.17)
                                                                                                 -------
                                                                                                   (1.16)

      Net asset value- end of period                                                             $  8.84
                                                                                                 =======
      Total return                                                                                (11.60%)

      Ratios and Supplemental Data:
        Ratio of expenses to average net assets                                                     1.30%
        Ratio of net investment income to average net assets                                         .83%
        Portfolio turnover                                                                            31%
        Net assets at end of period (000 omitted)                                                $22,090

     The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.30% of average daily net assets. Without such agreement the net investment loss per share and ratios would have been:

        Net investment loss                                                                      $  (.01)

        Ratios (to average net assets):
           Expenses                                                                                 2.75%
           Net investment loss                                                                     (0.63%)

    *      Annualized

    See notes to financial statements.

DLB TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Technology Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on September 5, 2000.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to ensure that such value, including accrued interest, is greater than amounts owed to the Fund.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

     At October 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryforward of $209,488 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2008.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of 1.00% of average daily net assets. For the period from September 5, 2000 (commencement of operations) to October 31, 2000, the management fee amounted to $36,603. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed 1.30% of average daily net assets. For the period from September 5, 2000 (commencement of operations) to October 31, 2000, $53,114 of fund expenses were borne by Babson.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the period ended October 31, 2000 aggregated $29,791,079 and $6,147,162, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


     Aggregate cost                            $ 24,592,248
                                               ============
     Gross unrealized appreciation             $    523,178
     Gross unrealized depreciation               (3,254,084)
                                               ------------
       Net unrealized depreciation             $ (2,730,906)
                                               ============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               Period from
                                             September 5, 2000
                                             (commencement of
                                              operations) to
                                             October 31, 2000
                                                ---------

     Shares sold                                 2,500,000
                                                 =========